Exhibit (c)(7)

Materials Prepared for the Conflicts Committee of the Board of Directors of Northern Tier Energy GP LLC

Discussion Materials Regarding Project Myriad December 21, 2015

These materials have been prepared by Evercore Group L.L.C. (“Evercore”) for the Conflicts Committee (the “Conflicts Committee”) of the Board of Directors (the “Board”) of Northern Tier Energy GP LLC, the general partner of Northern Tier Energy LP (the “Partnership”) to whom such materials are directly addressed and delivered and may not be used or relied upon for any purpose other than as specifically contemplated by a written agreement with Evercore. These materials are based on information provided by or on behalf of the Board and/or other potential transaction participants, from public sources or otherwise reviewed by Evercore. Evercore assumes no responsibility for independent investigation or verification of such information and has relied on such information being complete and accurate in all material respects. To the extent such information includes estimates and forecasts of future financial performance prepared by or reviewed with the management of the Partnership and/or other potential transaction participants or obtained from public sources, Evercore has assumed that such estimates and forecasts have been reasonably prepared on bases reflecting the best currently available estimates and judgments of such management (or, with respect to estimates and forecasts obtained from public sources, represent reasonable estimates). No representation or warranty, express or implied, is made as to the accuracy or completeness of such information and nothing contained herein is, or shall be relied upon as, a representation, whether as to the past, the present or the future. These materials were designed for use by specific persons familiar with the business and affairs of the Partnership. These materials are not intended to provide the sole basis for evaluating, and should not be considered a recommendation with respect to, any transaction or other matter. These materials have been developed by and are proprietary to Evercore and were prepared exclusively for the benefit and internal use of the Conflicts Committee.

These materials were compiled on a confidential basis for use by the Conflicts Committee in evaluating the potential transaction described herein and not with a view to public disclosure or filing thereof under state or federal securities laws, and may not be reproduced, disseminated, quoted or referred to, in whole or in part, without the prior written consent of Evercore.

These materials do not constitute an offer or solicitation to sell or purchase any securities and are not a commitment by Evercore (or any affiliate) to provide or arrange any financing for any transaction or to purchase any security in connection therewith. Evercore assumes no obligation to update or otherwise revise these materials. These materials may not reflect information known to other professionals in other business areas of Evercore and its affiliates.

Evercore and its affiliates do not provide legal, accounting or tax advice. Accordingly, any statements contained herein as to tax matters were neither written nor intended by Evercore or its affiliates to be used and cannot be used by any taxpayer for the purpose of avoiding tax penalties that may be imposed on such taxpayer. Each person should seek legal, accounting and tax advice based on his, her or its particular circumstances from independent advisors regarding the impact of the transactions or matters described herein.

Table of Contents Confidential

Section Executive Summary I NTI Situation Analysis II NTI Valuation Analysis III WNR and WNRL Situation Analysis IV Indicative Valuation of the Proposed Consideration V Pro Forma Analysis VI Appendix A. Weighted Average Cost of Capital

I. Executive Summary

Executive Summary *Confidential*

Introduction

- Evercore Partners ("Evercore") is pleased to provide the following materials to the Conflicts Committee of the Board of Directors (the "Conflicts Committee") of Northern Tier Energy GP LLC ("NTI GP"), the general partner of Northern Tier Energy LP ("NTI", "Northern Tier" or the "Partnership"), regarding Western Refining, Inc.'s ("WNR" or "Western Refining") proposed acquisition of all outstanding publicly-owned units of NTI (the "Proposed Transaction")
  - Terms of the Proposed Transaction include that each publicly-owned common unit of NTI shall be converted into the right to receive: (i) $15.00 in cash and 0.2986 shares of WNR common stock (the "Proposed Consideration"); (ii) $26.06 in cash or (iii) 0.7036 of a share of WNR common stock, depending on the election of the holder of such NTI common unit and subject to the proration mechanisms described in the Agreement and Plan of Merger by and among WNR, Western Acquisition Co, LLC, NTI and Northern Tier Energy GP LLC dated December 19, 2015 (the "Merger Agreement")
    - The $15.00 in cash and 0.2986 shares of WNR common stock implies an 18.0% premium to the 20-day volume weighted average price ("VWAP") of NTI's common units as of October 23, 2015, the last trading day prior to WNR's initial proposal with respect to the Proposed Transaction on October 26, 2015, and represents aggregate consideration of $28.34 per NTI unit based on the 20-day VWAPs for NTI's units and Western Refining's shares as of October 23, 2015
- The materials herein include the following:
  - A review of NTI's assets and current market situation and an overview of the NTI financial projections (the "NTI Financial Projections") as provided by WNR management utilizing:
    a) WNR management's crack spread assumptions ("Management Pricing"), and
    b) 5-year (2010-2014) historical crack spreads ("Historical Pricing")
  - A valuation of NTI based on the NTI Financial Projections
  - A review of WNR and Western Refining Logistics, LP's ("WNRL") assets and current market situation and an overview of the WNR financial projections (the "WNR Financial Projections") as provided by WNR management assuming:
    a) The WNRL financial projections as provided by WNR management (the "WNRL Financial Projections") and
    b) Management Pricing and Historical Pricing
  - A valuation of the Proposed Consideration based on the WNR Financial Projections
  - A review of the pro forma impact of the Proposed Transaction to NTI unitholders

EVERCORE 1 NORTHERN TIER

Executive Summary *Confidential*

Summary Terms of the Proposed Transaction

Opinion Requested:	**Evercore has been asked by the Conflicts Committee, whether, in Evercore's opinion, the Consideration to be received by the Unaffiliated Common Unitholders of the Partnership in the Proposed Transaction is fair, from a financial point of view, to such holders**

Interest	▪ WNR to acquire the 57,210,986 common units of NTI owned by the public
Buyer	▪ Western Refining, Inc. ▪ Western Acquisition Co, LLC, a wholly-owned subsidiary of WNR
Proposed Consideration	▪ Each publicly-owned common unit of NTI shall be converted into the right to receive: – $15.00 in cash per NTI common unit and 0.2986 common shares of WNR per each NTI common unit; or – $26.06 in cash per NTI common unit; or – 0.7036 common shares of WNR per each NTI common unit ▪ The consideration received depends on the election of the holder of such NTI common unit and subject to the proration mechanisms described in the Merger Agreement

EVERCORE 2 NORTHERN TIER

Executive Summary *Confidential*

Overview

($ in millions, except per unit/share amounts)

Proposed Transaction Economics

	20-Day VWAP @ 10/23/15	10-Day VWAP @ 10/23/15	5-Day VWAP @ 10/23/15	1-Day Unaffected @ 10/23/15	Closing Price @ 12/18/15
Cash Consideration per Unit	$15.00	$15.00	$15.00	$15.00	$15.00
WNR Shares per NTI Unit	0.2986	0.2986	0.2986	0.2986	0.2986
Relevant WNR Share Price	$44.68	$44.01	$42.88	$42.26	$37.04
Value per Unit	$13.34	$13.14	$12.80	$12.62	$11.06
Total Value per Unit	$28.34	$28.14	$27.80	$27.62	$26.06
Relevant NTI Unit Price	24.02	24.44	24.21	24.23	24.00
Implied Premium	18.0%	15.1%	14.8%	14.0%	8.6%
NTI Units	92.8	92.8	92.8	92.8	92.8
Value per Unit	$28.34	$28.14	$27.80	$27.62	$26.06
Implied Equity Value	$2,631.0	$2,612.5	$2,581.1	$2,564.0	$2,419.3
Net Debt	256.0	256.0	256.0	256.0	256.0
Implied Enterprise Value	**$2,887.0**	**$2,868.5**	**$2,837.1**	**$2,820.0**	**$2,675.3**

	IBES Data[(1)]		NTI Financial Projections			
			Historical Pricing		Management Pricing	
Implied Enterprise Value /	Metric	Multiple	Metric	Multiple	Metric	Multiple
2015E EBITDA	$491.7	5.4x	NA	NA	NA	NA
2016E EBITDA	424.9	6.3	$323.0	8.3x	$369.0	7.3x
2017E EBITDA	438.4	6.1	434.0	6.2	418.0	6.4

Note: Multiples based off of December 18, 2015 closing prices
(1) As of December 18, 2015

EVERCORE 3 NORTHERN TIER

Executive Summary *Confidential*

LTM Price Performance

NTI and WNR Price Performance


October 26, 2015:
WNR delivers proposal with respect to Proposed Transaction
$50.00
$45.00
$40.00
$35.00
$30.00
$25.00
$20.00
$15.00
Price
12/18/2014
3/1/2015
5/13/2015
7/25/2015
10/6/2015
12/18/2015
$37.04
$26.06
$24.00
NTI
WNR
Implied Transaction Value/Unit

	20-Day VWAP		5-Day VWAP		Closing Prices	
WNR Share Price	10/23/15	12/18/15	10/23/15	12/18/15	10/23/15	12/18/15
Cash Consideration per Unit	$15.00	$15.00	$15.00	$15.00	$15.00	$15.00
Exchange Ratio (WNR/NTI)	0.2986x	0.2986x	0.2986x	0.2986x	0.2986x	0.2986x
WNR VWAP/Share Price	$44.68	$41.10	$42.88	$37.33	$42.26	$37.04
Value/Unit	$13.34	$12.27	$12.80	$11.15	$12.62	$11.06
Total Implied Transaction Value/Unit	**$28.34**	**$27.27**	**$27.80**	**$26.15**	**$27.62**	**$26.06**
NTI VWAP/Unit Price	$24.02	$25.47	$24.21	$24.12	$24.23	$24.00
Implied Premium	*18.0%*	*7.1%*	*14.8%*	*8.4%*	*14.0%*	*8.6%*

EVERCORE 4 NORTHERN TIER

Executive Summary *Confidential*

Proposal Comparison

	Original WNR Proposal	NTI Counterproposal I	WNR Proposal II "Best and Final"	NTI Counterproposal II (Rejected)
Cash per Share	$17.50	$17.50	$15.00	$16.00
WNR Shares Offered	0.2266x	0.2750x	0.2986x	0.2986x
Implied Offer Based on WNR Share Price as of December 18, 2015	$25.89	$27.69	$26.06	$27.06
Implied Offer Based on October 23, 2015 20-day WNR VWAP	$27.62	$29.79	$28.34	$29.34
Premium to October 23, 2015 Trading Price of $24.23	6.9%	14.3%	7.6%	11.7%
Premium to October 23, 2015 20-Day VWAP of $24.02 for NTI	7.8%	15.3%	8.5%	12.7%
Premium to October 23, 2015 20-Day VWAP for Both WNR and NTI	15.0%	24.0%	18.0%	22.2%

EVERCORE 5 NORTHERN TIER

Executive Summary *Confidential*

Summary Organizational Structure

($ in millions)


Public Ownership
93,684,082 Common Shares[1]
Western Refining, Inc.
(NYSE: WNR)
Market Capitalization: $3,485
Enterprise Value: $6,035
B1 / B+
100.0% Ownership
100.0% Ownership
Western Refining Logistics GP, LLC
Northern Tier Energy GP LLC
65.9% LP Interest
8,158,592 LP Units
22,811,000 Subordinated Units
38.4% LP Interest
35,622,500 LP Units
Non-economic GP Interest & IDRs
Non-economic GP Interest
Public Unitholders
Public Unitholders
Western Refining Logistics, LP
(NYSE: WNRL)
Market Capitalization: $986
Enterprise Value: $1,385
B1 / B
Northern Tier Energy LP
(NYSE: NTI)
Market Capitalization: $2,228
Enterprise Value: $2,467
B1 / B+
34.1% LP Interest
16,287,792 LP Units
61.6% LP Interest
57,210,986 LP Units
Operating Subsidiaries
Operating Subsidiaries

Source: Public filings
(1) Basic shares outstanding as of September 30, 2015

EVERCORE 6 NORTHERN TIER

Executive Summary Confidential NTI and WNR Summary Organizational Structure

Standalone WNR Pro Forma WNR

New Debt $542.0 million New Debt(1)

$540.4 million TLB $540.4 million TLB WNR $350.0 million WNR $350.0 million Senior Notes Senior Notes

$353.7 million $445.0 million $353.7 million $445.0 million 100% GP 100% GP / IDR 100% GP / IDR

Senior Secured Revolving Senior Secured Revolving (2) 38% LP 65% LP (1) 100% 65% LP

Notes Credit Facility Notes Credit Facility

Public Public Public

100% 100% 100% 100%

62% LP 35% LP 35% LP

El Paso & El Paso &

WNR Retail WNR Retail Gallup Gallup

NTI WNRL NTI WNRL

Source: Public filings

(1)	Per presentation to the Conflicts Committee dated November 5, 2015
(2)	$353.7 million, as reported on NTI’s Q3 2015 10-Q; $356.2 million, as reported on WNR’s Q3 2015 10-Q
7

Executive Summary Confidential Evercore Evaluation Process

In connection with its review of the Proposed Transaction, Evercore has, among other things:

– Reviewed certain publicly-available historical business and financial information relating to the Partnership, WNR and WNRL that we deemed relevant, including the Annual Reports on Form 10-K for the year ended December 31, 2014, Quarterly Reports on Form 10-Q for the quarters ended September 30, 2015, June 30, 2015 and March 31, 2015 and certain Current Reports on Form 8-K, in each case as filed with or furnished to the U.S. Securities and Exchange Commission by the Partnership, WNR and WNRL;

– Reviewed certain non-public projected financial and operating data relating to the Partnership, WNR and WNRL prepared and furnished to Evercore by management of the Partnership and WNR;

– Reviewed publicly-available research analyst estimates for the Partnership’s, WNR’s and WNRL’s future financial performance on a standalone basis;

– Reviewed the financial metrics of certain historical transactions that we deemed relevant and compared such financial metrics to those implied by the Proposed Transaction;

– Compared the trading performance of the Partnership, WNR and WNRL with the trading performance of public issuers that we deemed relevant;

– Reviewed the premiums paid in certain historical transactions that we deemed relevant and compared such premiums to those implied by the Proposed Transaction;

– Performed discounted cash flow analyses on the Partnership, WNR and WNRL based on forecasts and other data provided by management of the Partnership and WNR;

– Reviewed the Merger Agreement; and

– Performed such other analyses and examinations, reviewed such other information and considered such other factors that we deemed appropriate.

8

II. NTI Situation Analysis

EVERCORE

NTI Situation Analysis

Confidential

Overview of the St. Paul Park Refinery

Summary Overview

- The St. Paul Park Refinery is a 97,800 barrels per stream day capacity refinery located in St. Paul Park, Minnesota, owned and operated by NTI
  - Constructed in 1939 and occupies approximately 170 acres along the Mississippi River, southeast of St. Paul Park, Minnesota
  - Utilization rates of 81%, 68% and 80% for the years 2014, 2013 and 2012, respectively
    - Utilization rate lower in 2013 due to plant turnaround, unplanned maintenance and capacity expansion
  - One of only two refineries in Minnesota and one of four refineries in the Upper Great Plains area within the PADD II region
  - Nelson complexity of 11.5 allows the processing of light, heavy, sweet and sour crudes into gasoline, diesel, jet fuel and asphalt refined products
- The St. Paul Park Refinery is supported by ownership of various storage and transportation assets including a light products terminal, a heavy products terminal, storage tanks, rail loading/unloading facilities, the Aranco and Cottage Grove pipelines and a Mississippi River dock
- NTI also owns a 17% interest in MPL Investments, Inc. and Minnesota Pipe Line Company, LLC, which owns and operates the Minnesota Pipeline that transports the majority of the crude processed at the St. Paul Park Refinery

2014 EBITDA[1] by Segment


Retail
$30.2 million
8%
Refining
(Logistics)
$287.0 million
92%

St. Paul Park Refinery


Displayed Area
St. Paul Park
Minnesota Pipeline
St. Paul Park Refinery

Source: Public filings

(1) 2014 Refining segment EBITDA includes Logistics EBITDA and Other EBITDA, as classified in NTI's financial statements

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NTI Situation Analysis

Confidential

Overview of the Retail Segment

($ in millions)

Summary Overview

- The retail segment of NTI consists of convenience stores, operated under the SuperAmerica brand, and prepared food products, sold under the SuperMom's Bakery brand
- NTI operates 165 convenience stores and supports 102 franchised convenience stores under the SuperAmerica brand
  - Convenience stores located primarily in Minnesota and Wisconsin
  - Sell various grades of gasoline and diesel, tobacco products and immediately consumable items such as food and beverages
- Owns and operates Northern Tier Bakery LLC which prepares and distributes baked goods and other prepared food items for sale in SuperAmerica convenience stores and other third-party locations under the SuperMom's brand

Retail Locations


Minot
Grand Forks
NORTH DAKOTA
Bismarck
Fargo
Bemidji
Superior National Forest
SOUTH DAKOTA
Rochester
WISCONSIN
Madison
Sioux City
SuperAmerica Store

Historical Gasoline and Inside Sales


$2,000
$1,500
$1,000
$500
$--
Revenue ($ in millions)
$1,490
$340
$1,150
$1,455
$340
$1,115
$1,431
$342
$1,090
$1,361
$349
$1,012
2011A
2012A
2013A
2014A
Fuel Sales
Inside Sales

Source: Public filings

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10

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NTI Situation Analysis

Confidential

NTI Summary Market Data

($ in millions, except per unit amounts)

Market Capitalization

As of December 18, 2015	
Total Units Outstanding	92.8
Common Unit Price	$24.00
Total Equity Value	$2,228.0
Plus: Net Debt	239.1
Plus: Minority Interest	--
Enterprise Value	$2,467.1

	NTI Financial Projections				IBES Data	
	Management Pricing		Historical Pricing			
	Metric	Yield/ Multiple	Metric	Yield/ Multiple	Metric	Yield/ Multiple
Distribution Yield						
Current	$4.16	17.3%	$4.16	17.3%	$4.16	17.3%
2016E	2.19	9.1%	1.70	7.1%	3.37	14.0%
2017E	3.09	12.9%	3.25	13.5%	3.38	14.1%
2018E	2.90	12.1%	2.28	9.5%	2.47	10.3%
EV/EBITDA						
2015E	NA	NA	NA	NA	$491.7	5.0x
2016E	$369.0	6.7x	$323.0	7.6x	424.9	5.8
2017E	418.0	5.9	434.0	5.7	438.4	5.6

Balance Sheet and Credit Data

As of September 30, 2015	
Cash and Marketable Securities	$114.6
Short-Term Debt	--
Long-Term Debt	353.7
Total Debt	$353.7
Net Debt	$239.1
Plus: Minority Interest	--
Plus: Partners' Capital	497.3
Net Book Capitalization	$736.4
Revolver Availability / Total Revolver Capacity	$207.8 / $246.2
Net Debt / Net Book Cap	32.5%
Net Debt / 2015E EBITDA (IBES Data)	0.5x
Net Debt / 2016E EBITDA (IBES Data)	0.6
Current Ratings (Senior Unsecured):	
Moody's	B1
S&P	B+

Unit Price and Distribution Information Since IPO


$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$--
Unit Price
$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$--
Distribution Per Unit
7/26/12
3/31/13
12/4/13
8/9/14
4/14/15
12/18/15
Distribution Per Unit
NTI Price

Source: Public filings and FactSet

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NTI Situation Analysis *Confidential*

Wall Street Research

($ in millions, except per unit amounts)

Current Research Analyst Recommendations

Firm	Analyst	Date	Recommendation	Target Price
Macquarie	Vikas Dwivedi	11/17/15	Neutral	$28.00
Cowen	Sam Margolin	11/12/15	Market Perform	28.00
Credit Suisse	Edward Westlake	11/09/15	Outperform	34.00
Barclays	Paul Cheng	11/04/15	Overweight	34.00
RBC Capital Markets	Brad Heffern	11/03/15	Outperform	30.00
J.P. Morgan	Phil Gresh	11/03/15	Underweight	25.00
Tudor Pickering	Chi Chow	10/27/15	Hold	27.00

Median:	**$28.00**
Mean:	**29.43**
Low:	**25.00**
High:	**34.00**


Sell (1) 14.3%
Buy (3) 42.9%
Hold (3) 42.9%

Distribution Per Unit Estimates


$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$--
$3.08
$4.15
$3.90
$3.19
$3.06
$3.37
$2.19
$1.70
$4.80
$3.63
$3.11
$3.08
$3.38
$3.09
$3.25
2016E
2017E

EBITDA Estimates


$700.0
$600.0
$500.0
$400.0
$300.0
$200.0
$100.0
$--
$506.3
$566.0
$510.2
$506.0
$501.6
$491.7
$396.4
$508.0
$458.9
$439.0
$396.8
$424.9
$369.0
$323.0
$551.0
$442.3
$398.8
$438.4
$418.0
$434.0
2015E
2016E
2017E

Cowen | Barclays | RBC Capital Markets | J.P. Morgan | Tudor Pickering | I/B/E/S Consensus | NTI Financial Projections - Management Pricing | NTI Financial Projections - Historical Pricing

Source: Bloomberg, Wall Street Research

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NTI Situation Analysis *Confidential*

Equity Ownership Summary

Current Unitholders	Units	% of Total
Institutional		
Top 10:		
Goldman Sachs Asset Management LP	5,014,747	5.3%
Morgan Stanley Investment Management, Inc.	2,519,945	2.7%
NFJ Investment Group LLC	1,896,700	2.0%
Deutsche Asset & Wealth Management Investment GmbH	1,214,980	1.3%
Citigroup Global Markets, Inc. (Broker)	1,027,366	1.1%
Millennium Management LLC	983,960	1.0%
UBS Securities LLC	854,497	0.9%
Fidelity Management & Research Co.	800,000	0.8%
Harvest Fund Advisors LLC	646,452	0.7%
Duff & Phelps Investment Management Co.	600,476	0.6%
Other	8,309,643	8.8%
Total Institutional Ownership	23,868,766	25.2%
Insiders		
Western Refining, Inc.[1]	37,517,061	39.6%
Board Members and Other Individual Insiders	570,735	0.6%
Total Insiders	38,087,796	40.2%
Retail / Other	32,771,485	34.6%
Total Common Units Outstanding	**94,728,047**	**100.0%**
Short Interest[2]	1,831,699	1.9%

Source: FactSet
(1) Includes 35,622,500 common units and 1,894,561 GP units
(2) NASDAQ as of November 30, 2015

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NTI Situation Analysis

Confidential

NTI Financial Projections – Margin Overview

($ in millions, except per unit amounts)

Historical and Projected Gross Margin per Barrel


$45.00
$40.00
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$--
Gross Margin per Barrel ($/Bbl)
2012 Average: $29.37
2015 YTD Average: $21.13
2013 Average: $19.23
2014 Average: $18.01
2016E – 2020E EBITDA Difference:
Management Pricing $17 Million Higher
Q1 2012A
Q2 2012A
Q3 2012A
Q4 2012A
Q1 2013A
Q2 2013A
Q3 2013A
Q4 2013A
Q1 2014A
Q2 2014A
Q3 2014A
Q4 2014A
Q1 2015A
Q2 2015A
Q3 2015A
2016E
2017E
2018E
2019E
2020E
Historical Gross Margin per Barrel
Management Pricing Forecast
Historical Pricing Forecast

Management Pricing and Historical Pricing Case Summaries

	For the Years Ending December 31,				
	2016E	2017E	2018E	2019E	2020E
Management Pricing					
Gross Margin/Bbl	$16.22	$16.31	$15.77	$15.71	$15.49
Adjusted EBITDA	$369	$418	$391	$421	$414
Historical Pricing					
Gross Margin/Bbl	$14.84	$17.12	$14.81	$17.10	$17.50
Adjusted EBITDA	$323	$434	$332	$446	$461
Difference					
Gross Margin/Bbl	$1.38	($0.81)	$0.96	($1.39)	($2.01)
Adjusted EBITDA	$46	($16)	$59	($25)	($47)

Source: WNR management

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NTI Situation Analysis

Confidential

NTI Financial Projections – Segment EBITDA

($ in millions)

Segment EBITDA[(1)] – Management Pricing


$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$--
($50)
$283
$16
$267
$300
$22
$278
$317
$30
$287
$406
$23
$383
$369
$40
$25
$315
($11)
$418
$41
$26
$362
($11)
$391
$42
$28
$332
($11)
$421
$43
$28
$362
($12)
$414
$44
$29
$353
($12)
2012A
2013A
2014A
2015 YTD
2016E
2017E
2018E
2019E
2020E

Segment EBITDA[(1)] – Historical Pricing


$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$--
($50)
$283
$16
$267
$300
$22
$278
$317
$30
$287
$406
$23
$383
$323
$40
$25
$269
($11)
$434
$41
$26
$377
($11)
$332
$42
$28
$273
($11)
$446
$43
$28
$387
($12)
$461
$44
$29
$399
($12)
2012A
2013A
2014A
2015 YTD
2016E
2017E
2018E
2019E
2020E

Refining | Retail | Logistics | Corporate Costs

Source: WNR management

Note: Refining EBITDA projections include Solvent Deasphalting Unit Project EBITDA

(1) Historical Refining segment EBITDA includes Logistics EBITDA and Other EBITDA, as classified in NTI's financial statements

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NTI Situation Analysis Confidential NTI Financial Projections – Assumptions

The NTI Financial Projections as provided by WNR management and reviewed herein by Evercore, incorporate the following assumptions:

Fully diluted units outstanding for YE 2015E calculated as:

92,833,486 YE 2015E basic units outstanding plus 583,300 LTIP Time units plus 271,500 LTIP Performance units

650,000 LTIP units issued per year for 2016E-2020E

Dilutive securities receive regular LP distributions

Retail fuel sales margin of $0.23/gallon

Merchandise sales margin of 27.5%

MPL Equity Income of $15.0 million per year from 2016E-2020E

Cash Turnaround Expense of $30.0 million per year from 2016E-2020E

Cash taxes of $7.0 million, $8.0 million, $8.0 million, $9.0 million and $9.0 million for 2016E, 2017E, 2018E, 2019E and 2020E, respectively

LP distributions per unit of $2.19, $3.09, $2.90, $3.39 and $3.28 for 2016E, 2017E, 2018E, 2019E and 2020E, respectively

No debt paid down between 2016E-2020E

Source: WNR management

NTI Situation Analysis Confidential NTI Financial Projections – Management Pricing ($ in millions, except per unit amounts)

Set forth below are the NTI Financial Projections assuming Management Pricing as provided by WNR management on December 2, 2015

For the Years Ending December 31,

2016E 2017E 2018E 2019E 2020E

Refining

Refining Capacity (Bblsd)(1) 101,800 101,800 101,800 101,800 101,800

Utilization 88.0% 93.0% 88.0% 96.0% 96.0%

Daily Throughput Volumes (Bblsd) 92,269 98,021 92,545 101,210 100,947 Total Throughput Volumes (MBbls) 33,678 35,778 33,779 36,942 36,845 Gross Margin ($ / Bbl) $16.22 $16.31 $15.77 $15.71 $15.49 Gross Profit $546 $584 $533 $580 $571 Less: Operating Expenses (173) (174) (164) (180) (179) Less: Turnaround Expense (57) (25) (53) (2) (30) Less: SG&A (37) (38) (39) (40) (40) Plus: MPL Equity Income 15 15 15 15 15

EBITDA $295 $361 $291 $373 $337

Less: DD&A (34) (38) (40) (44) (42)

Operating Income $261 $323 $251 $329 $295

Plus: DD&A 34 38 40 44 42 Plus: MPL Depreciation 3 3 3 3 3 Plus: Turnaround Expense 57 25 53 2 30 Plus: Equity Based Compensation 4 5 5 5 5 Less: EBITDA Attributable to Logistics Assets (40) (41) (42) (43) (44)

Adjusted EBITDA(2) $319 $353 $310 $340 $331

Less: Refining Capital Expenditures (41) (15) (15) (15) (15) Less: Organic Growth Capital Expenditures (56) (16) -- -- --Less: MPL Cash Reconciliation (16) (3) (3) (3) (3)

Adjusted Cash Flow $206 $319 $292 $322 $313

Source: WNR management

(1)	Updated per NTI management; current throughput exceeds capacity

(2) Excludes Solvent Deasphalting Unit Project EBITDA of $0 million, $14 million, $27 million, $27 million and $27 million in 2016E, 2017E, 2018E, 2019E and 2020E, respectively

NTI Situation Analysis Confidential

NTI Financial Projections – Management Pricing (cont’d) ($ in millions, except per unit amounts)

For the Years Ending December 31,

2016E 2017E 2018E 2019E 2020E

Retail

Fuel Sales (million gallons) 322 330 337 345 352 Fuel Margin ($/gallon) $0.23 $0.23 $0.23 $0.23 $0.23 Merchandise Sales $373 $382 $391 $400 $408

Merchandise Margin 27.5% 27.5% 27.5% 27.5% 27.5%

Franchise Stores

Fuel Volumes (million gallons) 102 102 102 102 102 Royalty Income $4 $5 $6 $7 $7

SuperMom’s

SuperMom’s Gross Profit $20 $21 $21 $21 $22 Gross Profit $201 $207 $212 $217 $222 Less: Operating Expenses (144) (148) (151) (155) (158) Less: G&A (32) (33) (33) (34) (35)

EBITDA $25 $26 $28 $28 $29

Less: DD&A (7) (7) (7) (7) (7)

Operating Income $18 $19 $21 $20 $22

Plus: DD&A 7 7 7 7 7 Plus: Equity Based Compensation 1 1 1 1 1

Adjusted EBITDA $26 $27 $29 $29 $30

Less: Retail Capital Expenditures (7) (8) (8) (8) (8)

Cash Flow $19 $19 $21 $21 $22

Logistics

EBITDA $40 $41 $42 $43 $44 Growth Capital Expenditures -- -- -- -- --Maintenance Capital Expenditures (2) (2) (2) (2) (3)

Cash Flow $38 $39 $40 $40 $41

D&A $10 $10 $10 $10 $11

Source: WNR management

NTI Situation Analysis Confidential NTI Financial Projections – Management Pricing (cont’d) ($ in millions, except per unit amounts)

For the Years Ending December 31, CAGR 2016E 2017E 2018E 2019E 2020E 16-‘20

Distributable Cash Flow

Adjusted EBITDA $369 $418 $391 $421 $414 2.9% Less: Turnaround Expense Reserve (30) (30) (30) (30) (30) Less: Interest Expense, net (30) (30) (30) (30) (30) Less: Cash Taxes (7) (8) (8) (9) (9) Less: Maintenance Capital Expenditures (49) (24) (24) (24) (24) Less: Growth Capital Expenditures (30) (30) (19) -- --Less: MPL Cash Reconciliation (16) (3) (3) (3) (3)

Distributable Cash Flow $207 $294 $277 $326 $318 11.3%

Distributed Cash Flow

Common Units (Public) $125 $177 $166 $194 $188 Common Units (WNRL) 81 117 111 132 130 Total LP Distribution $207 $294 $277 $326 $318 GP -- -- -- -- --

Distributed Cash Flow $207 $294 $277 $326 $318 11.4%

Weighted Average LP Units Outstanding 94.0 94.7 95.3 96.0 96.6

DCF / LP Unit $2.20 $3.11 $2.91 $3.40 $3.29 10.6%

Distribution / LP Unit $2.19 $3.09 $2.90 $3.39 $3.28 10.6%

LP Coverage 1.01x 1.01x 1.00x 1.00x 1.00x Total Coverage 1.00x 1.00x 1.00x 1.00x 1.00x Distributable Cash Flow Surplus / (Shortfall) $0.4 $0.5 ($0.4) ($0.4) $0.0

Credit Metrics

Debt / Adjusted EBITDA 1.0x 0.9x 0.9x 0.8x 0.9x Net Debt / Adjusted EBITDA 0.8 0.7 0.8 0.6 0.6

Capital Structure

Cash $46 $65 $61 $89 $89 Total Debt 356 356 356 356 356 Net Debt $310 $291 $295 $267 $267

Source: WNR management

Note: Adjusted EBITDA includes Solvent Deasphalting Unit Project

NTI Situation Analysis Confidential NTI Financial Projections – Historical Pricing ($ in millions, except per unit amounts)

Set forth below are the NTI Financial Projections assuming 5-year (2010-2014) Historical Pricing as provided by WNR management on December 2, 2015

For the Years Ending December 31,

2016E 2017E 2018E 2019E 2020E

Refining

Refining Capacity (Bblsd)(1) 101,800 101,800 101,800 101,800 101,800

Utilization 88.0% 93.0% 88.0% 96.0% 96.0%

Daily Throughput Volumes (Bblsd) 92,269 98,021 92,545 101,210 100,947 Total Throughput Volumes (MBbls) 33,678 35,778 33,779 36,942 36,845 Gross Margin ($ / Bbl) $14.84 $17.12 $14.81 $17.10 $17.50 Gross Profit $500 $613 $500 $632 $645 Less: Operating Expenses (173) (174) (164) (180) (179) Less: Turnaround Expense (57) (25) (53) (2) (30) Less: SG&A (37) (38) (39) (40) (40) Plus: MPL Equity Income 15 15 15 15 15

EBITDA $248 $390 $258 $425 $411

Less: DD&A (34) (38) (40) (44) (42)

Operating Income $214 $352 $218 $381 $369

Plus: DD&A 34 38 40 44 42 Plus: MPL Depreciation 3 3 3 3 3 Plus: Turnaround Expense 57 25 53 2 30 Plus: Equity Based Compensation 4 5 5 5 5 Less: EBITDA Attributable to Logistics Assets (40) (41) (42) (43) (44)

Adjusted EBITDA $272 $382 $277 $392 $405

Less: Refining Capital Expenditures (41) (15) (15) (15) (15) Less: Organic Growth Capital Expenditures (56) (16) -- -- --Less: MPL Cash Reconciliation (16) (3) (3) (3) (3)

Adjusted Cash Flow $159 $348 $259 $374 $387

Source: WNR management

Note: Solvent Deasphalting Unit Project economics embedded in the gross margin per barrel values (1) Updated per NTI management; current throughput exceeds capacity

NTI Situation Analysis Confidential

NTI Financial Projections – Historical Pricing (cont’d) ($ in millions, except per unit amounts)

For the Years Ending December 31,

2016E 2017E 2018E 2019E 2020E

Retail

Fuel Sales (million gallons) 322 330 337 345 352 Fuel Margin ($/gallon) $0.23 $0.23 $0.23 $0.23 $0.23 Merchandise Sales $373 $382 $391 $400 $408

Merchandise Margin 27.5% 27.5% 27.5% 27.5% 27.5%

Franchise Stores

Fuel Volumes (million gallons) 102 102 102 102 102 Royalty Income $4 $5 $6 $7 $7

SuperMom’s

SuperMom’s Gross Profit $20 $21 $21 $21 $22 Gross Profit $201 $207 $212 $217 $222 Less: Operating Expenses (144) (148) (151) (155) (158) Less: G&A (32) (33) (33) (34) (35)

EBITDA $25 $26 $28 $28 $29

Less: DD&A (7) (7) (7) (7) (7)

Operating Income $18 $19 $21 $20 $22

Plus: DD&A 7 7 7 7 7 Plus: Equity Based Compensation 1 1 1 1 1

Adjusted EBITDA $26 $27 $29 $29 $30

Less: Retail Capital Expenditures (7) (8) (8) (8) (8)

Cash Flow $19 $19 $21 $21 $22

Logistics

EBITDA $40 $41 $42 $43 $44 Growth Capital Expenditures -- -- -- -- --Maintenance Capital Expenditures (2) (2) (2) (2) (3)

Cash Flow $38 $39 $40 $40 $41

D&A $10 $10 $10 $10 $11

Source: WNR management

NTI Situation Analysis

Confidential

NTI Financial Projections – Historical Pricing (cont'd)

($ in millions, except per unit amounts)

	For the Years Ending December 31,					CAGR
	2016E	2017E	2018E	2019E	2020E	16-'20
Distributable Cash Flow						
Adjusted EBITDA	$323	$434	$332	$446	$461	9.3%
Less: Turnaround Expense Reserve	(30)	(30)	(30)	(30)	(30)	
Less: Interest Expense, net	(30)	(30)	(30)	(30)	(30)	
Less: Cash Taxes	(7)	(8)	(8)	(9)	(9)	
Less: Maintenance Capital Expenditures	(49)	(24)	(24)	(24)	(24)	
Less: Growth Capital Expenditures	(30)	(30)	(19)	--	--	
Less: MPL Cash Reconciliation	(16)	(3)	(3)	(3)	(3)	
Distributable Cash Flow	**$160**	**$309**	**$218**	**$350**	**$365**	22.9%
Distributed Cash Flow						
Common Units (Public)	$97	$186	$130	$208	$215	
Common Units (WNRL)	63	123	88	142	149	
Total LP Distribution	$160	$309	$218	$350	$364	
GP	--	--	--	--	--	
Distributed Cash Flow	**$160**	**$309**	**$218**	**$350**	**$364**	22.8%
Weighted Average LP Units Outstanding	94.0	94.7	95.3	96.0	96.6	
DCF / LP Unit	$1.70	$3.26	$2.29	$3.65	$3.78	22.1%
Distribution / LP Unit	**$1.70**	**$3.25**	**$2.28**	**$3.64**	**$3.76**	22.0%
LP Coverage	1.00x	1.00x	1.00x	1.00x	1.00x	
Total Coverage	1.00x	1.00x	1.00x	1.00x	1.00x	
Distributable Cash Flow Surplus / (Shortfall)	($0.4)	$0.3	($0.1)	($0.5)	$0.5	
Credit Metrics						
Debt / Adjusted EBITDA	1.1x	0.8x	1.1x	0.8x	0.8x	
Net Debt / Adjusted EBITDA	1.0	0.7	0.9	0.6	0.6	
Capital Structure						
Cash	$46	$65	$61	$89	$89	
Total Debt	356	356	356	356	356	
Net Debt	$310	$291	$295	$267	$267	

Source: WNR management

EVERCORE 22 NORTHERN TIER

III. NTI Valuation Analysis

EVERCORE

NTI Valuation Analysis *Confidential*

Valuation Methodologies

- Utilizing the following analytical approaches and methodologies, Evercore derived a preliminary valuation for NTI

Methodology	Description	Assumptions
Discounted Cash Flow Analysis	▪ Values NTI based on the concepts of the time value of money ▪ Utilizing the NTI Financial Projections, Evercore: – Calculated terminal values based on a range of multiples of EBITDA derived from precedent transactions as well as assumed perpetuity growth rates – Utilized varying weighted average cost of capital ("WACC") discount rates to derive after-tax valuation ranges for NTI	▪ Tax depreciation based on a 10-year MACRS schedule and a full step-up in tax basis ▪ EBITDA exit multiple of 5.5x to 6.5x and a perpetuity growth rate of 1.0% to 1.5% ▪ For the terminal value, tax depreciation assumed to be equal to maintenance capital expenditures ▪ WACC based on the Capital Asset Pricing Model ("CAPM") as set forth in the Appendix ▪ Tax rate of 35.0% ▪ Discounted the projected cash flows to January 1, 2016
Precedent M&A Transactions Analysis	▪ Values NTI based on values paid in recent refining transactions, retail gasoline transactions and crude and refined products pipeline transactions	▪ Enterprise value / EBITDA multiple applied to LTM EBITDA and Enterprise value / FY EBITDA multiple applied to 2016E EBITDA ▪ Enterprise value / complexity barrel multiple applied to current complexity barrels
Peer Group Trading Analysis	▪ Valuation based on multiples of enterprise value / relevant EBITDA for comparable publicly-traded entities with refining assets similar to NTI ▪ Separately valued NTI's logistics assets based on enterprise value / relevant EBITDA multiples at which crude oil and refined products MLPs trade and NTI's retail assets at enterprise value / relevant EBITDA multiples at which publicly-traded retail gasoline businesses trade ▪ Also valued based on multiples of enterprise value / relevant EBITDA for publicly-traded entities with refining assets similar to NTI and variable distribution MLPs, not separately valuing NTI's logistic assets and retail assets	▪ Enterprise value / EBITDA multiples applied to 2016E and 2017E
Merger Premiums Paid Analysis	▪ Valuation for the NTI common units based on historical premiums paid in MLP buy-in transactions and refining transactions	▪ Median 1-Day, 5-Day, 20-Day, 30-Day and 52-week high premiums paid applied to relevant NTI unit prices

EVERCORE 23 NORTHERN TIER

NTI Valuation Analysis *Confidential*

Summary Valuation Analysis – NTI Unit


Discounted Cash Flow
Precedent Transactions
Peer Group Trading
By Segment
Refining/Variable Distribution MLPs
Premiums Paid Analysis
MLP Buy-Ins
Refining Transactions
$50.00
$45.00
$40.00
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$--
Management Pricing
Historical Pricing
Current NTI Unit Price of $24.00 (1)
$28.69
$24.21
$31.29
$26.05
$25.61
$16.27
$22.26
$16.27
$26.62
$19.52
$27.58
$17.06
$28.50
$18.93
$29.69
$16.23
$32.27
$10.04
$32.27
$10.04
$36.48
$23.26
$36.48
$23.26

Discounted Cash Flow	Precedent Transactions	Peer Group Trading – By Segment	Peer Group Trading – Refining/Variable Distribution MLPs	Premiums Paid Analysis – MLP Buy-Ins	Premiums Paid Analysis – Refining Transactions
9.5% - 10.5% WACC *2020E EBITDA Exit Multiple of 5.5x - 6.5x* *Perpetuity Growth Rate of 1.00% - 1.50%*	*2016E:* *Refining EBITDA at 6.0x - 7.5x* *Logistics EBITDA at 9.0x - 11.0x* *Retail EBITDA at 9.0x - 11.0x* *Corporate Costs EBITDA at 6.5x - 8.0x* *NTI Complexity Barrels at $1,300 - $1,700 Complexity Barrel Multiple*	*2016E:* *Refining EBITDA at 5.0x - 6.0x* *Logistics EBITDA at 8.0x - 11.0x* *Retail EBITDA at 10.0x - 12.0x* *Corporate Costs EBITDA at 5.5x - 7.0x* *2017E:* *Refining EBITDA at 5.0x - 6.0x* *Logistics EBITDA at 7.0x - 9.0x* *Retail EBITDA at 9.0x - 11.0x* *Corporate Costs EBITDA at 5.5x - 7.0x*	*2016E EBITDA at 5.5x - 7.0x* *2017E EBITDA at 5.5x - 7.0x*	*Median 1-Day Premium: 17.5%* *Median 5-Day Premium: 17.2%* *Median 20-Day Premium: 10.9%* *Median 30-Day Premium: 12.1%* *Median 52-Week High Premium: (10.5%)* *Median Implied NTI Price of $27.47*(2)	*Median 1-Day Premium: 8.0%* *Median 5-Day Premium: 7.9%* *Median 20-Day Premium: 24.9%* *Median 30-Day Premium: 38.5%* *Median 52-Week High Premium: (3.5%)* *Median Implied NTI Price of $27.34*(2)

(1) As of December 18, 2015
(2) Shown as dark bars within the range above

EVERCORE 24 NORTHERN TIER

NTI Valuation Analysis Confidential DCF Analysis – Assumptions

Evercore utilized a DCF Analysis based on the following assumptions:

Effective date of January 1, 2016

EBITDA and capital expenditures through December 31, 2020E per the NTI Financials Projections as reviewed herein

Tax depreciation forecast based on a full tax-basis step-up and a 10-year MACRS depreciation schedule

Midpoint discount rate of 10.0% utilizing a weighted average cost of capital based on the Capital Asset Pricing Model as detailed in the Appendix

Terminal value based on both: (i) a 5.5x to 6.5x EBITDA exit multiple and (ii) a 1.0% to 1.5% perpetuity growth rate

Tax depreciation is set equal to maintenance capital expenditures in perpetuity

NTI Valuation Analysis Confidential

DCF Analysis – Management Pricing ($ in millions, except per unit amounts)

Summary Results

Terminal Value

For the Years Ending December 31, EBITDA Perpetuity 2016E 2017E 2018E 2019E 2020E Exit Multiple Growth Rate

EBITDA $369.0 $418.0 $391.0 $421.0 $414.0 $414.0 $414.0 Less: Tax Depreciation and Amortization(1) (282.7) (512.7) (416.4) (337.7) (274.9) (23.0) EBIT $86.3 ($94.7) ($25.4) $83.3 $139.1 $391.0 Less: Cash Taxes @ 37.0% (31.9) - - (0.0) (37.9) (144.7) EBIAT $54.4 ($94.7) ($25.4) $83.3 $101.3 $246.3 Plus: Tax Depreciation and Amortization 282.7 512.7 416.4 337.7 274.9 23.0 Less: Turnaround Cash Expense (57.0) (25.0) (53.0) (2.0) (30.0) (30.0) Less: MPL Cash Reconciliation (16.0) (3.0) (3.0) (3.0) (3.0) (3.0) Less: Maintenance Capital Expenditures (48.0) (23.0) (23.0) (23.0) (23.0) (23.0) Less: Growth Capital Expenditures (56.0) (16.0) - - - --Less: Corporate Capital Expenditures (1.0) (1.0) (1.0) (1.0) (1.0) (1.0) Unlevered Free Cash Flow $159.1 $350.0 $311.0 $392.0 $319.1 $212.3

EBITDA Multiple / Perpetuity Growth Rate 6.0x 1.25% Terminal Value $2,484.0 $2,457.0

PV of Terminal Value @ 10.0% $1,542.4 - $1,525.6 Plus: PV of Unlevered Free Cash Flow @ 10.0% 1,188.7 Plus: PV of 0.5x 2019E NOL Tax Benefit @ 10.0% --Implied Enterprise Value $2,731.1 - $2,714.3 Less: Projected Debt Outstanding as of January 1, 2016 ($356.0) Plus: Projected Cash as of January 1, 2016 100.0 Implied Equity Value $2,475.1 - $2,458.3 Units Outstanding (2) 93.7

Implied NTI Value per Unit $26.42 - $26.24

Sensitivity Analyses

EBITDA Exit Multiple Sensitivity Perpetuity Growth Rate Sensitivity EBITDA Multiple Perpetuity Growth Rate $26.4 5.0x 5.5x 6.0x 6.5x 7.0x $26.2 0.75% 1.00% 1.25% 1.50% 1.75% 9.0% $24.77 $26.35 $27.89 $29.40 $30.92 9.0% $28.56 $29.22 $29.90 $30.63 $31.41

9.5% 24.07 25.61 27.15 28.69 30.17 9.5% 26.78 27.36 27.98 28.64 29.33 WACC 10.0% 23.40 24.91 26.42 27.92 29.43 WACC 10.0% 25.19 25.70 26.24 26.81 27.42 10.5% 22.76 24.24 25.72 27.19 28.66 10.5% 23.75 24.21 24.68 25.19 25.71

11.0% 22.15 23.60 25.04 26.49 27.93 11.0% 22.45 22.85 23.27 23.72 24.19

(1) Assumes tax depreciation equal to maintenance capital expenditures in perpetuity (2) Units outstanding as of January 1, 2016

NTI Valuation Analysis Confidential

DCF Analysis – Historical Pricing ($ in millions, except per unit amounts)

Summary Results

Terminal Value

For the Years Ending December 31, EBITDA Perpetuity 2016E 2017E 2018E 2019E 2020E Exit Multiple Growth Rate

EBITDA $323.0 $434.0 $332.0 $446.0 $461.0 $461.0 $461.0 Less: Tax Depreciation and Amortization(1) (303.6) (550.4) (446.5) (361.8) (294.2) (23.0) EBIT $19.4 ($116.4) ($114.5) $84.2 $166.8 $438.0 Less: Cash Taxes @ 37.0% (7.2) - - - (7.4) (162.1) EBIAT $12.2 ($116.4) ($114.5) $84.2 $159.4 $275.9 Plus: Tax Depreciation and Amortization 303.6 550.4 446.5 361.8 294.2 23.0 Less: Turnaround Cash Expense (57.0) (25.0) (53.0) (2.0) (30.0) (30.0) Less: MPL Cash Reconciliation (16.0) (3.0) (3.0) (3.0) (3.0) (3.0) Less: Maintenance Capital Expenditures (48.0) (23.0) (23.0) (23.0) (23.0) (23.0) Less: Growth Capital Expenditures (56.0) (16.0) - - - --Less: Corporate Capital Expenditures (1.0) (1.0) (1.0) (1.0) (1.0) (1.0) Unlevered Free Cash Flow $137.8 $366.0 $252.0 $417.0 $396.6 $241.9

EBITDA Multiple / Perpetuity Growth Rate 6.0x 1.25% Terminal Value $2,766.0 $2,799.6

PV of Terminal Value @ 10.0% $1,717.5 - $1,738.3 Plus: PV of Unlevered Free Cash Flow @ 10.0% 1,204.2 Plus: PV of 0.5x 2019E NOL Tax Benefit @ 10.0% --Implied Enterprise Value $2,921.7 - $2,942.5 Less: Projected Debt Outstanding as of January 1, 2016 ($356.0) Plus: Projected Cash as of January 1, 2016 100.0 Implied Equity Value $2,665.7 - $2,686.5 Units Outstanding (2) 93.7

Implied NTI Value per Unit $28.45 - $28.68

Sensitivity Analyses

EBITDA Exit Multiple Sensitivity Perpetuity Growth Rate Sensitivity EBITDA Multiple Perpetuity Growth Rate $28.5 5.0x 5.5x 6.0x 6.5x 7.0x $28.7 0.75% 1.00% 1.25% 1.50% 1.75% 9.0% $26.56 $28.24 $29.91 $31.58 $33.24 9.0% $31.16 $31.88 $32.65 $33.47 $34.35

9.5% 25.83 27.54 29.19 30.83 32.46 9.5% 29.26 29.89 30.57 31.29 32.05 WACC 10.0% 25.10 26.78 28.45 30.09 31.70 WACC 10.0% 27.48 28.06 28.68 29.33 29.99 10.5% 24.41 26.05 27.68 29.32 30.95 10.5% 25.87 26.38 26.92 27.49 28.09

11.0% 23.75 25.35 26.95 28.55 30.15 11.0% 24.41 24.87 25.34 25.85 26.38

(1) Assumes tax depreciation equal to maintenance capital expenditures in perpetuity (2) Units outstanding as of January 1, 2016

NTI Valuation Analysis Confidential Precedent M&A Transactions: Sum of Parts ($ in millions)

Corporate Refining Transactions

Date Transaction Barrels per Day Nelson Barrels per Day EBITDA $/Bpd of Announced Acquiror Target Value of Capacity Complexity of Complexity Multiple Complexity

2/16/2012 Icahn Partners CVR Energy $3,531 185,000 11.5 2,127,500 5.3x $1,659.6 2/22/2011 Holly Frontier 2,749 187,000.0 11.0 2,057,000 5.8 1,336.3 8/28/2006 Western Refining Giant Industries 1,325 99,000 10.5 1,036,410 9.0 1,278.4 4/25/2005 Valero Premcor 7,588 790,000 9.7 7,629,030 7.2 994.6

Mean 6.8x $1,317.2 Median 6.5 1,307.4

Refining Asset Transactions

Date Transaction Capacity Nelson EBITDA $/Bpd of Announced Buyer Seller Value Asset (MBpd) Complexity Multiple Complexity

9/30/2015 PBF Energy Inc. ExxonMobil $538 Torrance refinery in California 155.0 14.9 1.5x $232.7 6/18/2015 PBF Energy Inc. ExxonMobil & Petroleos de Venezuela S.A. 322 Chalmette refinery outside New Orleans, LA and related midstream and downstream assets 189.0 12.7 2.0 134.1 11/12/2013 Western Refining, Inc. ACON Investments and TPG 775 Ownership interest in Northern Tier Energy LP 89.5 11.5 5.2 753.0 6/7/2013 Par Petroleum Corp. Tesoro Corp. 75 94,000 b/d Kapolei refinery, retail stations and associated logistics assets 94.0 5.7 3.9 140.0 10/8/2012 Marathon Petroleum Corporation BP plc 848 451,000 b/d Texas City refinery and retail and logistics assets 451.0 15.3 3.7 122.9 8/14/2012 Calumet Specialty Products Partners LP Connacher Oil and Gas Limited 120 9,800 b/d Montana refinery 9.8 9.3 2.4 1,316.7 8/13/2012 Tesoro Corporation BP plc 1,175 Carson refinery, ARCO-branded retail marketing network & other assets 266.0 13.3 3.4 332.1 4/30/2012 Delta Air Lines, Inc. Phillips 66 180 185,000 b/d Trainer refinery in Pennsylvania 185.0 8.0 NA 121.6 11/2/2011 CVR Energy Inc. Gary-Williams Energy Corp. 525 70,000 bpd Wynnewood, Oklahoma refinery and associated working capital 70.0 9.3 1.9 806.5 9/2/2011 Valero Energy Corporation Murphy Oil Corporation 325 135,000 b/d Meraux refinery in Louisiana 135.0 10.2 NA 236.0 7/26/2011 Calumet Specialty Products Partners LP Murphy Oil Corporation 214 45,000 b/d Superior, Wisconsin refinery, associated operating assets and inventories 45.0 8.9 NA 534.3 4/15/2011 NuStar Energy L.P. Age Refining, Inc. 41 14,500 b/d refinery in San Antonio, Texas and 200,000 bbl terminal in Elmendorf, Texas 14.5 3.0 0.7 942.5 3/21/2011 Delek Group Ltd;Delek US Holdings, Inc. Ergon, Inc. 145 Additional 53.7% interest in 80,000 b/d refinery in El Dorado, Arkansas and related midstream and downstream assets 43.0 9.0 NA 375.0 12/2/2010 PBF Holding Company LLC Sunoco Incorporated 400 170,000 b/d Toledo, Ohio refinery 170.0 9.2 2.0 255.8 9/27/2010 PBF Energy Partners LP Valero Energy Corporation 358 185,000 b/d Paulsboro refinery in New Jersey 185.0 13.2 1.9 146.5 5/19/2010 TPG Capital LP Marathon Oil Corporation 605 Marathon’s downstream assets in Minnesota including the 74,000 b/d St. Paul Park refinery and associated terminal 74.0 9.5 2.5 860.6 4/8/2010 PBF Energy Partners LP Valero Energy Corporation 220 Shut in 210,000 b/d Delaware City refinery that was being used as a refined products terminal 210.0 10.0 NA 104.8 3/9/2010 Petroleo Brasileiro SA Transcor Astra Group S.A. 639 Remaining 50% interest in 117,000 b/d (58,500 b/d net to 50% interest) refinery in Pasadena, Texas 58.5 7.6 NA 1,437.5 2/3/2010 Alon USA Energy, Inc. Flying J Inc./Old;Flying J Oil & Gas Inc. 40 Refinery in Bakersfield, California, with 70,000 b/d crude refining capacity 70.0 9.4 0.4 60.8 10/20/2009 Holly Corp. Sinclair Oil Corporation 129 75,000 b/d refinery in Tulsa, Oklahoma, including approx. 2.3 MMbbls of storage 75.0 5.0 NA 342.7 8/7/2009 Blue Dolphin Energy Company Lazarus Energy Holdings LLC 73 Light sweet crude 15,000 b/d topping unit, 560,000 barrels of storage capacity and a barge and truck terminal 15.0 NA NA NA 4/16/2009 Holly Corp. Sunoco Incorporated 65 85,000 b/d Tulsa refinery 85.0 10.3 0.4 74.2 5/8/2008 Alon USA Energy, Inc. Valero Energy Corporation 390 83,000 b/d refinery in Krotz Springs, Louisiana 83.0 6.8 2.0 587.0 12/5/2007 Husky Energy Incorporated BP plc 1,163 50% stake in Toledo oil refinery in Ohio 115.0 7.8 NA 1,293.0 11/7/2007 NuStar Energy L.P. Citgo Petroleum Corp.;Petroleos de Venezuela S.A. 450 2 asphalt refineries, 3 terminals 104.0 NA 6.0 NA

5/2/2007 Husky Energy Incorporated Valero Energy Corporation 1,700 Lima, Ohio refinery with 165,000 b/d throughput capacity 165.0 10.4 6.3 1,107.0 1/29/2007 Tesoro Corporation Royal Dutch Shell plc;Shell Oil Products U.S. 1,547 100,000 b/d Los Angeles refinery (Wilmington) and related assets 100.0 16.4 3.8 857.0

Mean 2.8x $527.0 Median 2.2 342.7

Source: Public filings, Wall Street research

NTI Valuation Analysis *Confidential*

Precedent M&A Transactions: Sum of Parts (cont'd)

($ in millions)

Retail Transactions

Date Announced	Acquiror / Target (Seller)	Transaction Value	EBITDA Multiple
2015	CST Brands, Inc. / Flash Foods, Inc.	$425	NA
2015	Sunoco LP / 31.58% interest in Sunoco, LLC (Energy Transfer Partners, L.P.)	816	NA
2014	CrossAmerica Partners LP / Landmark Industries	44	10.6x
2014	CrossAmerica Partners LP / 5% interest in CST Fuel Supply LP	50	11.0
2014	CrossAmerica Partners LP / Erickson Oil Products, Inc.	85	9.8
2014	CST Brands, Inc. & CrossAmerica Partners LP / Nice N Easy Grocery Shoppes	77	10.8
2014	Marathon Petroleum Corporation / 1,256 retail gas stations, transport operations and shipper history on various pipelines (Hess Corporation)	2,900	16.4
2014	Energy Transfer Partners, L.P. / 630 retail gas stations and 11.0 million Susser Petroleum Partners LP common units and IDRs (Susser Holdings Corporation)	1,800	10.7
		Mean	**11.5x**
		Median	**10.7**

Source: Public filings

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NTI Valuation Analysis *Confidential*

Precedent M&A Transactions: Sum of Parts (cont'd)

($ in millions)

Crude Oil Pipeline and Terminal Transactions

Date Announced	Acquiror/Target (Seller)	Transaction Value ($MM)	Forward Year EBITDA Multiple
11/2015	Western Refining Logistics, LP / TexNew Mex Pipeline and an 80,000 barrel crude oil storage tank (Western Refining, Inc.)	$180.0	NA
05/2015	Shell Midstream Partners, L.P. / 19.5% interest in Zydeco Pipeline Company, LLC and 1.388% interest in Colonial Pipeline Company (Shell Pipeline Company LP)	448.0	10.0x
05/2015	PBF Logistics LP / Delaware City Pipeline and Truck Rack (PBF Energy Inc.)	143.0	10.0
12/2014	Sprague Resources LP / Kildair Service Ltd (Sprague Canadian Properties LLC)	175.0	9.0
12/2014	MPLX LP / 30.5% interest in MPLX Pipe Line Holdings LP (Marathon Petroleum Corporation)	800.0	10.0
10/2014	Phillips 66 Partners / Two crude-oil rail-unloading facilities located in Linden, New Jersey and Ferndale, Washington (Phillips 66)	330.0	8.6
02/2014	MPLX LP / 13% interest in MPLX Pipe Line Holdings LP (Subsidiary of Marathon Petroleum Corporation)	310.0	10.0
02/2014	Phillips 66 Partners LP / Gold Product Pipeline System and the Medford Spheres (Phillips 66)	700.0	10.4
06/2013	Tesoro Logistics LP / Northwest Product Pipeline and Terminal System (Chevron Pipe Line Company and Northwest Terminalling Company)	355.0	10.9
04/2013	MPLX LP / Additional 5% stake in MPLX Pipe Line holdings for 56% total ownership (Marathon Petroleum Corporation)	100.0	9.5
02/2013	Magellan Midstream Partners / 800 miles of refined products pipeline in the Rocky Mountain region and New Mexico (Plains All American Pipeline, L.P.)	190.0	NA
12/2012	Tesoro Logistics LP / Northwest Product Pipeline (Chevron Pipe Line Company)	400.0	12.1
07/2012	Holly Frontier Corporation and Holly Energy Partners, L.P. / 75% interest in UNEV Pipeline, LLC	315.0	10.5
11/2011	Caisse de depot et placement du Quebec / 16.55% interest in Colonial Pipeline Company and Colonial Ventures LLC (ConocoPhillips)	850.0	11.9
03/2011	Buckeye Partners, L.P. / 33 refined petroleum products terminals and 50% interest in Inland Corporation (BP Products North America Inc.)	225.0	9.0
	Mean		**10.1x**
	Median		**10.0x**

Source: Public filings

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NTI Valuation Analysis

Confidential

Precedent M&A Transactions Analysis

($ in millions, except per unit amounts)

Summary Results – Management Pricing

	Low		High
Refining - EBITDA			
2016E EBITDA		$315	
Relevant EBITDA Multiple	6.0x	-	7.5x
Implied Enterprise Value Range on December 31, 2016	$1,890	-	$2,363
Refining - Complexity			
Refining Capacity (Barrels per stream day)		101,800	
Nelson Complexity		11.5	
Complexity Barrel Multiple	$1,300	-	$1,700
Implied Enterprise Value Range on December 31, 2016	$1,522	-	$1,990
Relevant Refining Enterprise Value Range on December 31, 2016	$1,522	-	$2,363
Logistics			
2016E EBITDA		$40	
Relevant EBITDA Multiple	9.0x	-	11.0x
Implied Logistics Enterprise Value Range on December 31, 2016	$360	-	$440
Retail			
2016E EBITDA		$25	
Relevant EBITDA Multiple	9.0x	-	11.0x
Implied Retail Enterprise Value Range on December 31, 2016	$225	-	$275
Corporate Costs			
2016E EBITDA		($11)	
Weighted Average EBITDA Multiple	6.5x	-	8.0x
Implied Enterprise Value Range on December 31, 2016	($72)	-	($88)
Implied Enterprise Value Range on January 1, 2016 @ 10.0% Discount Rate	$1,883	-	$2,758
Less: Present Value of 2016E Growth Capital Expenditures @ 10.0% Discount Rate		(51)	
Less: Present Value of 2016E Turnaround Expense @ 10.0% Discount Rate		(52)	
Relevant Enterprise Value	**$1,780**	**-**	**$2,655**
Less: Projected Debt Outstanding as of January 1, 2016		(356)	
Plus: Projected Cash as of January 1, 2016		100	
Implied Equity Value	$1,524	-	$2,399
Units Outstanding [1]		93.7	
Implied NTI Price per Unit	**$16.27**	**-**	**$25.61**

(1) Units outstanding as of January 1, 2016

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NTI Valuation Analysis

Confidential

Precedent M&A Transactions Analysis (cont'd)

($ in millions, except per unit amounts)

Summary Results – Historical Pricing

	Low		High
Refining - EBITDA			
2016E EBITDA		$269	
Relevant EBITDA Multiple	6.0x	-	7.5x
Implied Enterprise Value Range on December 31, 2016	$1,614	-	$2,018
Refining - Complexity			
Refining Capacity (Barrels per stream day)		101,800	
Nelson Complexity		11.5	
Complexity Barrel Multiple	$1,300	-	$1,700
Implied Enterprise Value Range on December 31, 2016	$1,522	-	$1,990
Relevant Refining Enterprise Value Range on December 31, 2016	$1,522	-	$2,018
Logistics			
2016E EBITDA		$40	
Relevant EBITDA Multiple	9.0x	-	11.0x
Implied Logistics Enterprise Value Range on December 31, 2016	$360	-	$440
Retail			
2016E EBITDA		$25	
Relevant EBITDA Multiple	9.0x	-	11.0x
Implied Retail Enterprise Value Range on December 31, 2016	$225	-	$275
Corporate Costs			
2016E EBITDA		($11)	
Weighted Average EBITDA Multiple	6.5x	-	8.0x
Implied Enterprise Value Range on December 31, 2016	($72)	-	($88)
Implied Enterprise Value Range on January 1, 2016 @ 10.0% Discount Rate	$1,883	-	$2,444
Less: Present Value of 2016E Growth Capital Expenditures @ 10.0% Discount Rate		(51)	
Less: Present Value of 2016E Turnaround Expense @ 10.0% Discount Rate		(52)	
Relevant Enterprise Value	**$1,780**	**-**	**$2,341**
Less: Projected Debt Outstanding as of January 1, 2016		(356)	
Plus: Projected Cash as of January 1, 2016		100	
Implied Equity Value	$1,524	-	$2,085
Units Outstanding [1]		93.7	
Implied NTI Price per Unit	**$16.27**	**-**	**$22.26**

(1) Units outstanding as of January 1, 2016

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Confidential

Peer Group Trading Analysis

($ in millions, except per unit/share amounts)

Partnership	Price 12/18/15	Equity Value	Enterprise Value	Enterprise Value / EBITDA 2015E	2016E	2017E	Distribution Yield Current	2016E	2017E
Variable Distribution MLPs									
Alon USA Partners, LP	$22.42	$1,401	$1,557	5.7x	6.4x	6.2x	17.5%	11.1%	12.5%
CVR Partners, LP	7.16	524	1,008	10.7	9.5	10.8	21.8%	18.0%	14.5%
CVR Refining, LP	19.22	2,837	2,935	4.6	4.9	6.0	20.4%	12.8%	9.5%
Emerge Energy Services LP	4.01	97	343	8.0	13.6	5.9	0.0%	5.9%	24.4%
OCI Partners LP	6.26	545	941	36.2	5.3	6.2	21.1%	22.0%	20.7%
Mean				**13.0x**	**7.9x**	**7.0x**	**16.2%**	**13.9%**	**16.3%**
Median				**8.0**	**6.4**	**6.2**	**20.4%**	**12.8%**	**14.5%**

Company	Share Price 12/18/15	Market Equity Value	Total Enterprise Value	TEV / EBITDA 2015E	2016E	2017E	Dividend Yield
Refining C-Corporations							
Alon USA Energy, Inc.	$15.21	$1,248	$1,455	4.0x	4.4x	4.2x	3.9%
CVR Energy, Inc.	39.18	3,404	3,764	5.1	4.8	6.8	5.1%
Delek US Holdings, Inc.	23.32	1,460	2,248	7.3	5.6	5.5	2.6%
Holly Frontier Corporation	42.03	7,715	9,019	4.7	5.3	5.2	3.1%
Marathon Petroleum Corporation	50.35	27,425	32,721	4.8	4.9	4.9	2.5%
PBF Energy, Inc.	35.68	3,526	4,869	5.5	4.3	4.1	3.4%
Phillips 66	80.56	43,532	48,499	6.2	6.5	5.9	2.8%
Tesoro Corporation	104.32	12,921	18,242	4.7	6.2	6.3	1.9%
Valero Energy Corporation	70.03	34,113	36,740	4.3	4.8	4.8	2.9%
Mean				**5.2x**	**5.2x**	**5.3x**	**3.1%**
Median				**4.8**	**4.9**	**5.2**	**2.9%**

Company	Price 12/18/15	Equity Value	Enterprise Value	Enterprise Value / EBITDA 2015E	2016E	2017E	Dividend Yield
Retail C-Corporations							
Casey's General Stores, Inc.	$118.14	$4,606.1	$5,413.0	10.6x	9.8x	9.0x	0.7%
Couche-Tard	62.00	26,550.8	28,718.2	13.6	12.0	11.8	0.4%
CST Brands, Inc.	38.58	2,917.2	4,576.2	11.8	12.1	11.7	0.6%
Mean				**12.0x**	**11.3x**	**10.8x**	**0.6%**
Median				**11.8**	**12.0**	**11.7**	**0.6%**

Source: Public filings and FactSet

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Peer Group Trading Analysis (cont'd)

($ in millions, except per unit amounts)

Partnership	Price 12/18/15	Equity Value	Enterprise Value	Enterprise Value / EBITDA 2015E	2016E	2017E	Distribution Yield Current	2016E	2017E	Distribution Growth	Total Return
Retail MLPs											
Alon USA Partners, LP	$22.42	$1,401	$1,557	5.7x	6.4x	6.2x	17.5%	11.1%	12.5%	NM	NM
CrossAmerica Partners LP	23.65	784	1,219	13.4	10.5	7.9	9.5%	10.1%	10.5%	2.3%	11.8%
Global Partners LP	15.46	526	1,760	7.6	7.0	6.4	18.0%	18.9%	19.8%	5.5%	23.5%
Sunoco LP	35.20	2,616	3,731	10.0	5.1	4.5	8.5%	9.6%	10.6%	7.3%	15.8%
Valero Energy Partners LP	49.31	3,073	3,199	19.0	11.3	7.9	2.5%	3.1%	3.9%	23.9%	26.4%
Mean				**11.1x**	**8.0x**	**6.6x**	**11.2%**	**10.6%**	**11.4%**	**9.7%**	**19.4%**
Median				**10.0**	**7.0**	**6.4**	**9.5%**	**10.1%**	**10.6%**	**6.4%**	**19.6%**

Partnership	Price 12/18/15	Equity Value	Enterprise Value	Enterprise Value / EBITDA 2015E	2016E	2017E	Distribution Yield Current	2016E	2017E	Distribution Growth	Total Return
Refined Products / Crude Oil MLPs											
Buckeye Partners, L.P.	$55.85	$7,196	$11,093	13.0x	11.2x	10.5x	8.4%	8.8%	9.3%	4.4%	12.8%
Delek Logistics Partners, LP	29.86	739	1,056	10.5	8.7	8.0	7.4%	8.6%	9.8%	8.5%	15.8%
Genesis Energy, L.P.	32.13	3,534	5,112	11.7	8.6	8.0	8.0%	8.7%	9.6%	10.0%	18.0%
Global Partners LP	15.46	526	1,760	7.6	7.0	6.4	18.0%	18.9%	19.8%	5.5%	23.5%
Holly Energy Partners, L.P.	30.19	1,807	2,842	12.1	10.5	9.3	7.4%	7.8%	8.4%	5.8%	13.2%
Magellan Midstream Partners, L.P.	62.53	14,221	17,619	15.5	14.6	13.2	4.9%	5.3%	5.9%	10.5%	15.4%
MPLX LP	33.24	10,028	16,996	NA	NA	NA	5.7%	6.9%	8.3%	20.7%	26.3%
NuStar Energy LP	34.12	2,712	5,747	9.2	9.6	9.1	12.8%	12.8%	12.9%	0.7%	13.6%
Phillips 66 Partners LP	56.86	4,790	5,851	23.0	12.4	7.8	2.8%	3.7%	4.6%	23.0%	25.8%
Plains All American Pipeline, L.P.	19.88	8,068	18,755	8.5	7.8	6.9	14.1%	14.1%	14.3%	1.8%	15.9%
Rose Rock Midstream, L.P.	16.25	610	1,311	7.6	6.4	4.9	16.2%	17.1%	18.0%	7.3%	23.6%
Sprague Resources LP	20.48	441	981	8.3	8.3	8.3	9.8%	10.8%	11.8%	10.4%	20.3%
Sunoco Logistics Partners, L.P.	22.07	6,077	10,991	10.0	8.1	6.0	8.3%	9.4%	10.7%	10.6%	18.9%
Tesoro Logistics LP	45.73	4,093	7,091	10.8	8.7	7.1	6.3%	7.5%	8.7%	10.6%	16.9%
TransMontaigne Partners L.P.	21.52	354	603	7.4	7.4	7.2	12.4%	12.4%	13.0%	2.4%	14.8%
Valero Energy Partners LP	49.31	3,073	3,199	19.0	11.3	7.9	2.5%	3.1%	3.9%	23.9%	26.4%
Western Refining Logistics, LP	20.87	986	1,385	12.3	8.2	6.4	7.3%	8.4%	9.5%	14.6%	21.9%
World Point Terminals LP	11.94	416	400	6.6	5.7	3.8	10.1%	10.3%	10.7%	3.3%	13.3%
Mean				**11.4x**	**9.1x**	**7.7x**	**9.0%**	**9.7%**	**10.5%**	**9.7%**	**18.7%**
Median				**10.5**	**8.6**	**7.8**	**8.1%**	**8.8%**	**9.7%**	**9.3%**	**17.4%**

Source: Public filings and FactSet

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NTI Valuation Analysis
Confidential

Peer Group Trading Analysis – By Segment

($ in millions, except per unit amounts)

Summary Results – Management Pricing

	Low		High
Refining			
2016E EBITDA		$315	
Relevant EBITDA Multiple	5.0x	-	6.0x
Implied Enterprise Value Range	$1,575	-	$1,890
Logistics			
2016E EBITDA		$40	
Relevant EBITDA Multiple	8.0x	-	11.0x
Implied Enterprise Value Range	$320	-	$440
Retail			
2016E EBITDA		$25	
Relevant EBITDA Multiple	10.0x	-	12.0x
Implied Enterprise Value Range	$250	-	$300
Corporate Costs			
2016E EBITDA		($11)	
Weighted Average EBITDA Multiple	5.5x	-	7.0x
Implied Enterprise Value Range	($61)	-	($77)
Implied Value	**$2,085**	**-**	**$2,553**
Refining			
2017E EBITDA		$362	
Relevant EBITDA Multiple	5.0x	-	6.0x
Implied Enterprise Value Range	$1,810	-	$2,172
Logistics			
2017E EBITDA		$41	
Relevant EBITDA Multiple	7.0x	-	9.0x
Implied Enterprise Value Range	$287	-	$369
Retail			
2017E EBITDA		$26	
Relevant EBITDA Multiple	9.0x	-	11.0x
Implied Enterprise Value Range	$234	-	$286
Corporate Costs			
2017E EBITDA		($11)	
Weighted Average EBITDA Multiple	5.5x	-	7.0x
Implied Enterprise Value Range	($61)	-	($77)
Implied Value	**$2,271**	**-**	**$2,750**
Relevant Enterprise Value	**$2,085**	**-**	**$2,750**
Less: Projected Debt Outstanding as of January 1, 2016		(356)	
Plus: Projected Cash as of January 1, 2016		100	
Implied Equity Value	$1,829	-	$2,494
Units Outstanding [(1)]		93.7	
Implied NTI Price per Unit	**$19.52**	**-**	**$26.62**

(1) Units outstanding as of January 1, 2016

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NTI Valuation Analysis
Confidential

Peer Group Trading Analysis – By Segment (cont'd)

($ in millions, except per unit amounts)

Summary Results – Historical Pricing

	Low		High
Refining			
2016E EBITDA		$269	
Relevant EBITDA Multiple	5.0x	-	6.0x
Implied Enterprise Value Range	$1,345	-	$1,614
Logistics			
2016E EBITDA		$40	
Relevant EBITDA Multiple	8.0x	-	11.0x
Implied Enterprise Value Range	$320	-	$440
Retail			
2016E EBITDA		$25	
Relevant EBITDA Multiple	10.0x	-	12.0x
Implied Enterprise Value Range	$250	-	$300
Corporate Costs			
2016E EBITDA		($11)	
Weighted Average EBITDA Multiple	5.5x	-	7.0x
Implied Enterprise Value Range	($61)	-	($77)
Implied Value	**$1,855**	**-**	**$2,277**
Refining			
2017E EBITDA		$377	
Relevant EBITDA Multiple	5.0x	-	6.0x
Implied Enterprise Value Range	$1,885	-	$2,262
Logistics			
2017E EBITDA		$41	
Relevant EBITDA Multiple	7.0x	-	9.0x
Implied Enterprise Value Range	$287	-	$369
Retail			
2017E EBITDA		$26	
Relevant EBITDA Multiple	9.0x	-	11.0x
Implied Enterprise Value Range	$234	-	$286
Corporate Costs			
2017E EBITDA		($11)	
Weighted Average EBITDA Multiple	5.5x	-	7.0x
Implied Enterprise Value Range	($61)	-	($77)
Implied Value	**$2,346**	**-**	**$2,840**
Relevant Enterprise Value	**$1,855**	**-**	**$2,840**
Less: Projected Debt Outstanding as of January 1, 2016		(356)	
Plus: Projected Cash as of January 1, 2016		100	
Implied Equity Value	$1,599	-	$2,584
Units Outstanding [(1)]		93.7	
Implied NTI Price per Unit	**$17.06**	**-**	**$27.58**

(1) Units outstanding as of January 1, 2016

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Confidential

Peer Group Trading Analysis – Refining and Variable Distribution MLPs

($ in millions, except per unit amounts)

Summary Results – Management Pricing

	Low		High
2016E EBITDA		$369	
Relevant EBITDA Multiple	5.5x	-	7.0x
Implied Enterprise Value Range	$2,030	-	$2,583
2017E EBITDA		$418	
Relevant EBITDA Multiple	5.5x	-	7.0x
Implied Enterprise Value Range	$2,299	-	$2,926
Relevant Enterprise Value	**$2,030**	**-**	**$2,926**
Less: Projected Debt Outstanding as of January 1, 2016		(356)	
Plus: Projected Cash as of January 1, 2016		100	
Implied Equity Value	$1,774	-	$2,670
Units Outstanding (1)		93.7	
Implied NTI Price per Unit	**$18.93**	**-**	**$28.50**

Summary Results – Historical Pricing

	Low		High
2016E EBITDA		$323	
Relevant EBITDA Multiple	5.5x	-	7.0x
Implied Enterprise Value Range	$1,777	-	$2,261
2017E EBITDA		$434	
Relevant EBITDA Multiple	5.5x	-	7.0x
Implied Enterprise Value Range	$2,387	-	$3,038
Relevant Enterprise Value	**$1,777**	**-**	**$3,038**
Less: Projected Debt Outstanding as of January 1, 2016		(356)	
Plus: Projected Cash as of January 1, 2016		100	
Implied Equity Value	$1,521	-	$2,782
Units Outstanding (1)		93.7	
Implied NTI Price per Unit	**$16.23**	**-**	**$29.69**

(1) Units outstanding as of January 1, 2016

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NTI Valuation Analysis

Confidential

MLP Mergers and MLP Buy-Ins Premiums Paid Analysis

($ in millions)

			Transaction			Premium				
Date Announced	Target	Acquiror	Consideration	Equity Value	Enterprise Value	1-Day	5-Day	20-Day	30-Day	52-Week High
11/17/15	MarkWest Energy Partners, L.P.	MPLX LP	Stock and Cash-for-Unit	$10,654.2	$15,381.5	13.9%	18.0%	16.1%	13.3%	10.6%
11/05/15	Targa Resources Partners LP	Targa Resources Corp.	Stock-for-Unit	6,682.5	11,908.4	18.4%	23.1%	10.5%	8.6%	(42.0%)
05/13/15	Williams Partners L.P.	The Williams Companies, Inc.	Stock-for-Unit	34,237.6	54,142.3	17.9%	17.1%	9.8%	13.5%	(10.9%)
05/06/15	Crestwood Midstream Partners LP	Crestwood Equity Partners LP	Unit-for-Unit	3,532.6	6,251.3	17.2%	17.4%	24.7%	27.6%	(22.7%)
01/26/15	Regency Energy Partners LP	Energy Transfer Partners, L.P.	Unit-for-Unit	11,155.6	17,955.6	13.2%	16.4%	12.2%	10.6%	(19.9%)
10/27/14	Williams Partners L.P.	Access Midstream Partners LP	Unit-for-Unit	25,925.8	37,006.8	6.5%	6.6%	(0.1%)	8.4%	4.8%
10/13/14	Atlas Pipeline Partners, L.P.	Targa Resource Partners LP	Unit-for-Unit	4,065.4	5,908.8	15.0%	7.8%	6.9%	3.0%	(3.0%)
10/01/14	Oiltanking Partners L.P.	Enterprise Products Partners L.P.	Unit-for-Unit	5,823.0	6,051.0	1.1%	0.7%	0.4%	1.0%	(7.5%)
08/10/14	Kinder Morgan Energy Partners, L.P.	Kinder Morgan, Inc.	Stock and Cash-for-Unit	36,689.1	58,551.1	12.0%	10.8%	11.4%	10.7%	6.5%
08/10/14	El Paso Pipeline Partners, L.P.	Kinder Morgan, Inc.	Stock and Cash-for-Unit	5,288.5	10,021.5	15.4%	13.8%	8.5%	7.3%	(10.1%)
10/10/13	PVR Partners, L.P.	Regency Energy Partners LP	Unit-for-Unit	3,899.3	5,664.3	25.6%	25.2%	18.9%	23.7%	(2.0%)
08/27/13	PAA Natural Gas Storage LP	Plains All American Pipeline, L.P.	Unit-for-Unit	1,713.6	2,271.9	8.5%	8.7%	5.6%	7.2%	0.8%
05/07/13	Pioneer Southwest Energy Partners L.P.	Pioneer Natural Resources Company	Stock-for-Unit	930.0	1,064.0	18.4%	17.5%	21.4%	21.9%	13.8%
05/06/13	Crestwood Midstream Partners LP	Inergy Midstream, L.P.	Unit-for-Unit	1,614.7	2,402.0	4.6%	1.7%	2.6%	8.1%	0.9%
01/29/13	Copano Energy, L.L.C.	Kinder Morgan Energy Partners, L.P.	Unit-for-Unit	3,777.5	4,724.3	21.8%	21.7%	28.8%	36.7%	6.1%
02/23/11	Duncan Energy Partners L.P.	Enterprise Products Partners L.P.	Unit-for-Unit	2,405.0	3,302.8	27.9%	27.7%	25.1%	27.4%	2.3%
10/20/09	Hiland Partners, LP	HH GP Holdings, LLC	Cash	67.0	242.1	26.6%	30.7%	28.2%	30.7%	(64.0%)
07/29/09	OSG America L.P.	Overseas Shipholding Group, Inc.	Cash	213.0	282.0	44.4%	53.7%	55.3%	54.8%	(22.9%)
06/29/09	TEPPCO Partners LP	Enterprise Products Partners L.P.	Unit-for-Unit	3,290.7	6,024.5	7.1%	4.3%	2.2%	8.9%	(13.5%)
06/12/06	Pacific Energy Partners, L.P.	Plains All American Pipeline, L.P.	Unit-for-Unit	1,395.4	2,007.9	10.6%	10.2%	15.4%	14.4%	(0.5%)
11/01/04	Kaneb Pipeline Partners, L.P.	Valero L.P.	Unit-for-Unit	1,741.5	2,371.4	21.2%	17.6%	19.0%	18.6%	4.2%
12/15/03	GulfTerra Energy Partners, L.P.	Enterprise Products Partners L.P.	Unit-for-Unit	2,408.4	4,240.3	2.2%	3.7%	1.9%	2.1%	(2.0%)
10/20/97	Santa Fe Pacific Pipeline Partners LP	Kinder Morgan Energy Partners, L.P.	Unit-for-Unit	1,038.0	1,339.9	31.8%	33.2%	38.6%	40.3%	5.3%

		1-Day	5-Day	20-Day	30-Day	52-Week High
All Transactions	**Median (1)**	**15.2%**	**16.8%**	**11.8%**	**12.0%**	**(1.3%)**
	Mean (1)	**15.3%**	**15.2%**	**14.0%**	**15.6%**	**(6.5%)**
	Max (1)	**31.8%**	**33.2%**	**38.6%**	**40.3%**	**13.8%**
	Min (1)	**1.1%**	**0.7%**	**(0.1%)**	**1.0%**	**(64.0%)**
MLP Buy-Ins	**Median (1)**	**17.5%**	**17.2%**	**10.9%**	**12.1%**	**(10.5%)**
	Mean (1)	**16.8%**	**17.4%**	**15.0%**	**15.9%**	**(16.1%)**
	Max (1)	**26.6%**	**30.7%**	**28.2%**	**30.7%**	**13.8%**
	Min (1)	**8.5%**	**8.7%**	**5.6%**	**7.2%**	**(64.0%)**

MLP Buy-In Transaction (shaded rows)

Valuation

	1-Day			5-Day			20-Day			30-Day			52-Week High		
Relevant Unit Price		$24.23			$24.69			$23.02			$24.51			$27.87	
Historical MLP Buy-In Premium Range	8.5%	–	26.6%	8.7%	–	30.7%	5.6%	–	28.2%	7.2%	–	30.7%	(64.0%)	–	13.8%
Implied Transaction Price Range	**$26.30**	**–**	**$30.67**	**$26.84**	**–**	**$32.27**	**$24.30**	**–**	**$29.52**	**$26.28**	**–**	**$32.04**	**$10.04**	**–**	**$31.70**
Median MLP Buy-In Premium		17.5%			17.2%			10.9%			12.1%			(10.5%)	
Median Implied Transaction Price		**$28.48**			**$28.95**			**$25.54**			**$27.47**			**$24.94**	

Source: Public filings

(1) Excludes Overseas Shipholding Group, Inc. / OSG America L.P. transaction

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NTI Valuation Analysis *Confidential*

Corporate Refining Premiums Paid Analysis

($ in millions)

Corporate Refining Transactions

Date Announced	Acquiror	Target	Transaction Value	Implied Offer Price / Share	Premium Prior to Announcement: 1-Day	5-Day	20-Day	30-Day	52-Week High	Stock / Cash Consideration
2/16/2012	Icahn Partners	CVR Energy	$3,531	$30.00	8.7%	6.7%	25.9%	46.5%	(0.3%)	0/100
2/22/2011	Holly	Frontier	2,749	27.00	(4.0%)	3.8%	52.4%	48.8%	(6.4%)	100/0
8/28/2006	Western Refining	Giant Industries	1,325	77.00	7.3%	9.2%	7.8%	16.1%	(6.4%)	0/100
4/25/2005	Valero	Premcor	7,588	72.76	23.3%	30.7%	23.9%	30.6%	(0.5%)	50/50
Mean					**8.8%**	**12.6%**	**27.5%**	**35.5%**	**(3.4%)**	
Median					**8.0%**	**7.9%**	**24.9%**	**38.5%**	**(3.5%)**	

Valuation - All Transactions

	1-Day			5-Day			20-Day			30-Day			52-Week High		
Relevant Unit Price	$24.23			$24.69			$23.02			$24.51			$27.87		
Historical Corporate Refining Acquisition Premium Range	(4.0%)	–	23.3%	3.8%	–	30.7%	7.8%	–	52.4%	16.1%	–	48.8%	(6.4%)	–	(0.3%)
Implied Transaction Price Range	**$23.26**	**–**	**$29.88**	**$25.62**	**–**	**$32.26**	**$24.82**	**–**	**$35.08**	**$28.45**	**–**	**$36.48**	**$26.08**	**–**	**$27.79**
Median Corporate Refining Acquisition Premium	8.0%			7.9%			24.9%			38.5%			(3.5%)		
Median Implied Transaction Price	**$26.16**			**$26.65**			**$28.76**			**$33.96**			**$26.91**		

Valuation - All Cash and Stock and Cash Transactions

	1-Day			5-Day			20-Day			30-Day			52-Week High		
Relevant Unit Price	$24.23			$24.69			$23.02			$24.51			$27.87		
Historical Corporate Refining Acquisition Premium Range	7.3%	–	23.3%	6.7%	–	30.7%	7.8%	–	25.9%	16.1%	–	46.5%	(6.4%)	–	(0.3%)
Implied Transaction Price Range	**$25.99**	**–**	**$29.88**	**$26.34**	**–**	**$32.26**	**$24.82**	**–**	**$28.99**	**$28.45**	**–**	**$35.90**	**$26.09**	**–**	**$27.79**
Median Corporate Refining Acquisition Premium	8.7%			9.2%			23.9%			30.6%			(0.5%)		
Median Implied Transaction Price	**$26.34**			**$26.95**			**$28.52**			**$32.01**			**$27.72**		

Source: Public filings

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IV. WNR and WNRL Situation Analysis

EVERCORE

WNR and WNRL Situation Analysis
Confidential

Overview of the El Paso Refinery and Gallup Refinery

Summary Overview

- Within the refining segment, WNR owns and operates the El Paso Refinery and the Gallup Refinery
- The El Paso Refinery is a 131,000 barrel per day capacity refinery located in El Paso, Texas
  - Receives crude oil from a 450-mile pipeline owned and operated by Kinder Morgan pursuant to a 30-year crude oil transportation agreement that expires in 2034
    - Allows access to the majority of the producing fields in the Permian Basin
  - Nelson complexity of 7.9 with the ability to process sweet and sour crude oil
- The Gallup Refinery is a 25,000 barrel per day capacity refinery located near Gallup, New Mexico
  - Nelson complexity of 9.9 with the ability to process sweet crude oil, which is sourced solely from the Four Corners region
  - Primarily produces gasoline and diesel fuel and markets refined products primarily to Arizona, Colorado, New Mexico and Utah
  - Refinery has access to WNRL logistics assets including approximately 595,000 barrels of storage capacity

El Paso Refinery and Gallup Refinery Map


Gallup
New Mexico
El Paso
Displayed Area
El Paso Refinery
Gallup Refinery

Historical Production and Utilization


150,000
100,000
50,000
--
Production (Bpd)
125,204
123,380
125,614
135,650
22,257
24,413
27,328
26,727
150.0%
100.0%
50.0%
0.0%
Utilization (%)
2012A
2013A
2014A
2015 YTD
El Paso Production
Gallup Production
El Paso Utilization
Gallup Utilization

Source: Public filings

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Overview of WNR's Retail Segment

Summary Overview

- The retail segment of WNR includes 261 convenience stores and service stations located in the southwestern United States
- Convenience stores and service stations sell various grades of gasoline and diesel fuel primarily supplied by WNRL, in addition to convenience store merchandise such as beverage and food products
- Convenience stores located in Arizona, Colorado, New Mexico and Texas and operate under the brands Giant, Mustang, Sundial and Howdy's
- Distribution network includes 50 unmanned fleet fueling facilities

2014 EBITDA by Segment


Retail
$32.5 million
3%
Refining
$918.7 million
97%

Historical Gasoline and Inside Sales


Revenue ($ in millions)
$1,400
$1,200
$1,000
$800
$600
$400
$200
$--
$914
$205
$709
$1,173
$248
$925
$1,168
$253
$914
$1,171
$267
$904
2011A
2012A
2013A
2014A
Fuel Sales
Inside Sales

Source: Public filings

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Confidential

WNR Summary Market Data

($ in millions, except per share amounts)

Market Capitalization

As of December 18, 2015	
Fully Diluted Shares Outstanding	94.1
Share Price	$37.04
Total Equity Value	$3,485.0
Plus: Net Debt	837.0
Plus: Minority Interest (Market Value)[2]	1,713.0
Total Enterprise Value	$6,035.0

	WNR Financial Projections				IBES Data	
	Management Pricing		Historical Pricing			
	Metric	Yield/ Multiple	Metric	Yield/ Multiple	Metric	Yield/ Multiple
Dividend Yield						
Current	$1.36	3.7%	$1.36	3.7%	$1.36	3.7%
2016E	1.56	4.2%	1.56	4.2%	1.53	4.1%
2017E	1.72	4.6%	1.72	4.6%	1.70	4.6%
EV/EBITDA						
2015E	NA	NA	NA	NA	$1,219.3	4.9x
2016E	$1,071.0	5.6x	$1,292.0	4.7x	972.5	6.2
2017E	1,135.0	5.3	1,386.0	4.4	917.9	6.6

Consolidated Balance Sheet and Credit Data

As of September 30, 2015[1]	
Cash and Marketable Securities	$854.6
Short-term Debt	5.5
Long-term Debt	1,686.1
Total Debt	$1,691.6
Net Debt	837.0
Plus: Minority Interest (Book Value)	1,714.0
Plus: Stockholders' Equity	1,318.5
Net Book Capitalization	$3,869.5
Revolver Availability / Revolver Capacity	$670 / $923
Net Debt / Net Book Cap	21.6%
Net Debt / 2016E EBITDA	0.9x
Current Ratings (Senior Unsecured):	
Moody's	B1
S&P	B+

Three-Year Trading History


Price Per Share
$55.00
$45.00
$35.00
$25.00
$15.00
20,000
15,000
10,000
5,000
--
Volumes (in thousands)
12/18/2012
7/25/2013
3/1/2014
10/6/2014
5/13/2015
12/18/2015
Volume
WNR Price

Source: Public filings and FactSet
(1) Pro forma for TexNew Mex Pipeline dropdown
(2) 16.3 million WNRL public common units and 57.2 million NTI public common units

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WNR and WNRL Situation Analysis

Confidential

Wall Street Research

($ in millions, except per share data)

Current Research Analyst Recommendations

Firm	Analyst	Date	Recommendation	Target Price
Macquarie	Vikas Dwivedi	11/17/15	Neutral	$46.00
Raymond James	Justin Jenkins	11/13/15	Hold	44.00
Cowen	Sam Margolin	11/12/15	Outperform	60.00
Credit Suisse	Edward Westlake	11/09/15	Outperform	60.00
Tudor Pickering	Chi Chow	11/04/15	Hold	46.00
Barclays	Paul Cheng	11/04/15	Overweight	56.00
Morgan Stanley	J Evan Calio	11/03/15	Equal Weight	63.00
RBC Capital Markets	Brad Heffern	11/03/15	Sector Perform	47.00
J.P. Morgan	Phil Gresh	11/03/15	Neutral	50.00

Median:	**$50.00**
Mean:	**52.44**
Low:	**44.00**
High:	**63.00**


Buy (3) 33.3%
Hold (6) 66.7%

Dividend Per Share Estimates


$2.50
$2.00
$1.50
$1.00
$0.50
$--
$1.52
$1.64
$1.56
$1.56
$1.50
$1.53
$1.56
$1.56
$1.80
$1.64
$1.72
$1.70
$1.70
$1.72
$1.72
2016E
2017E

EBITDA Estimates


$1,800.0
$1,600.0
$1,400.0
$1,200.0
$1,000.0
$800.0
$600.0
$400.0
$200.0
$--
$1,311.1
$995.8
$1,100.0
$1,088.0
$1,329.0
$1,219.3
$984.7
$811.3
$837.0
$870.5
$1,103.0
$972.5
$1,071.0
$1,292.0
$713.9
$731.0
$805.9
$1,166.0
$917.9
$1,135.0
$1,386.0
2015E
2016E
2017E
Cowen
Tudor Pickering
Barclays
RBC Capital Markets
J.P. Morgan
I/B/E/S Consensus
WNR Projections - Management Pricing
WNR Projections - Historical Pricing

Source: Bloomberg, Wall Street Research

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WNR Equity Ownership Summary

Current Shareholders	Shares	% of Total
Institutional		
Top 10:		
The Vanguard Group, Inc.	6,937,969	7.4%
BlackRock Fund Advisors	5,716,807	6.1%
D. E. Shaw & Co. LP	4,652,600	5.0%
Robeco Investment Management, Inc.	3,209,172	3.4%
SSgA Funds Management, Inc.	2,813,072	3.0%
Fidelity Management & Research Co.	2,593,444	2.8%
Dimensional Fund Advisors LP	2,274,051	2.4%
AQR Capital Management LLC	1,431,731	1.5%
Northern Trust Investments, Inc.	1,264,836	1.4%
NFJ Investment Group LLC	1,194,298	1.3%
Other	34,310,842	36.6%
Total Institutional Ownership	66,398,822	70.9%
Insiders		
Management and Directors	23,971,251	
Other	516,648	0.6%
Total Insiders	24,487,899	26.1%
Retail / Other	2,797,361	3.0%
Total Common Units Outstanding	**93,684,082**	**100.0%**
Short Interest [1]	5,252,189	5.6%

Source: FactSet
(1) NASDAQ as of November 30, 2015

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WNR and WNRL Situation Analysis *Confidential*

WNR Financial Projections – Assumptions

- The WNR Financial Projections as provided by WNR management and reviewed herein by Evercore, incorporate the following assumptions:
  - Fully diluted shares outstanding for YE 2015E calculated as:
    - 93,680,809 YE 2015E basic shares outstanding plus 406,649 in restricted stock units
    - No further dilutive securities are issued and the number of dilutive securities remains constant throughout the projection period
    - Dilutive securities receive regular common dividends paid in cash
  - WNR Term Loan B 4.3% due 2020 assumed to be refinanced / extended beyond its current 2020 maturity
  - 37% marginal tax rate
  - $0.16/share increase in dividends per year
  - Common dividends per share of $1.56, $1.72, $1.88, $2.04 and $2.20 for 2016E, 2017E, 2018E, 2019E and 2020E, respectively
  - Total SG&A (segment plus corporate) increases by 1.0% per year
  - 20% annualized return on capital expenditures beginning two years after initial capital expenditures are incurred
  - Sale of Bobcat Phase I and TexNew Mex Phase II in 2019E to WNRL for total cash consideration of $324.0 million, implying a 9.0x EBITDA multiple

Source: WNR management

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Confidential

Historical Refinery Margin Overview

Historical Gallup Gross Margin per Barrel


$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$--
$ /Bbl
2012 Average
Gross Margin/Bbl: $28.31
2015 YTD Average
Gross Margin/Bbl: $19.92
2013 Average
Gross Margin/Bbl: $19.02
2014 Average
Gross Margin/Bbl: $16.53
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Gross Margin per Barrel
Brent/WTI Differential

Historical El Paso Gross Margin per Barrel


$40.00
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$--
$ /Bbl
2012 Average
Gross Margin/Bbl: $28.10
2013 Average
Gross Margin/Bbl: $19.86
2015 YTD Average
Gross Margin/Bbl: $18.66
2014 Average
Gross Margin/Bbl: $18.18
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Gross Margin per Barrel
Brent/WTI Differential

WTI and Brent Differentials(1)


$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$--
Crude Oil Price ($/Bbl)
WTI/Brent Differential
Historical Average Differential (Since 1/1/2010)
Projected Average Differential (Until 1/1/2019)
Current Differential(2):
$2.15
$9.40
$2.34
1/1/2010
1/1/2011
1/1/2012
1/1/2013
1/1/2014
1/1/2015
1/1/2016
1/1/2017
1/1/2018
1/1/2019

(1) Source: Bloomberg
(2) As of December 18, 2015

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WNR Financial Projections – Margin Overview

($ in millions, except per unit amounts)

Historical and Projected Gross Margin per Barrel


$40.00
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$--
Gross Margin per Barrel ($/Bbl)
2012 Average: $28.13
2013 Average: $19.69
2015 YTD Average: $18.90
2014 Average: $17.87
2016E – 2020E Adjusted EBITDA plus Distributions Difference: Management Pricing $1,040 Million Lower
Q1 2012A
Q2 2012A
Q3 2012A
Q4 2012A
Q1 2013A
Q2 2013A
Q3 2013A
Q4 2013A
Q1 2014A
Q2 2014A
Q3 2014A
Q4 2014A
Q1 2015A
Q2 2015A
Q3 2015A
2016E
2017E
2018E
2019E
2020E
El Paso Gross Margin/Bbl
Gallup Gross Margin/Bbl
El Paso Gross Margin/Bbl - Management Pricing
El Paso Gross Margin/Bbl - Historical Pricing
Gallup Gross Margin/Bbl - Management Pricing
Gallup Gross Margin/Bbl - Historical Pricing

Management Pricing and Historical Pricing Case Summaries

	For the Years Ending December 31,				
Management Pricing	2016E	2017E	2018E	2019E	2020E
Gross Margin/Bbl - El Paso	$14.66	$15.00	$16.05	$16.05	$16.05
Gross Margin/Bbl - Gallup	$19.01	$19.35	$20.40	$20.40	$20.40
Adjusted EBITDA Plus Distributions	$704	$748	$883	$904	$968
Historical Pricing					
Gross Margin/Bbl - El Paso	$19.58	$19.58	$19.58	$19.58	$19.58
Gross Margin/Bbl - Gallup	$21.32	$21.32	$21.32	$21.32	$21.32
Adjusted EBITDA Plus Distributions	$953	$988	$1,045	$1,090	$1,170
Difference					
Gross Margin/Bbl - El Paso	($4.92)	($4.58)	($3.53)	($3.53)	($3.53)
Gross Margin/Bbl - Gallup	($2.31)	($1.97)	($0.92)	($0.92)	($0.92)
Adjusted EBITDA Plus Distributions	($249)	($240)	($162)	($186)	($202)

Source: WNR management

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WNR and WNRL Situation Analysis Confidential WNR Financial Projections – Segment EBITDA and Distributions to WNR ($ in millions)

Segment EBITDA and Distributions to WNR – Segment EBITDA and Distributions to WNR – Management Pricing Historical Pricing

$1,300 $1,300 $1,170 $1,200 $1,090 $1,200 $134 $1,045 $1,100 $1,100 $988 $130 $39 $968 $953 $81 $904 $24 $36 $79 $1,000 $883 $1,000 $60 $116 $10 $117 $70

$7 $77 $50

$58 $13 $35 $5 $103 $121 $39 $62 $900 $900 $9 $45 $48 $748 $42 $21

$24 $36 $79 $704 $43 $800 $70 $10 $800 $110 $77 $50

$78 $35 $5

$13 $45 $48 $700 $7 $700 $ $ 58 9 $62 $21 $600 $42 $43 $600

$500 $500 $940 $855 $869 $877 $400 $400 $812 $756 $685 $699 $300 $589 $578 $300 $200 $200

$100 $100

$— $— ($81)

($79) ($80) ($81) ($82) ($83) ($79) ($80) ($82) ($83)

($100) ($100)

2016E 2017E 2018E 2019E 2020E 2016E 2017E 2018E 2019E 2020E

Refining EBITDA Retail EBITDA Logistics EBITDA WNRL LP Distributions WNRL GP Distributions NTI LP Distributions Corporate Costs

Source: WNR management

WNR and WNRL Situation Analysis Confidential WNR Financial Projections – Management Pricing ($ in millions)

Set forth below are the WNR Financial Projections assuming Management Pricing as provided by WNR management on December 2, 2015

For the Years Ending December 31,

2016E 2017E 2018E 2019E 2020E

Gallup Refinery

Refining Capacity (Bblsd) 27,000 27,000 27,000 27,000 27,000

Utilization 100.0% 94.0% 100.0% 100.0% 100.0%

Daily Throughput Volumes (Bblsd) 27,000 25,250 27,000 27,000 27,000 Total Throughput Volumes (MBbls) 9,855 9,216 9,855 9,855 9,855 Gallup Gross Margin per Barrel $19.01 $19.35 $20.40 $20.40 $20.40 Gross Profit $187 $178 $201 $201 $201 Less: Operating Expenses (79) (79) (79) (79) (79) Less: Turnaround Expense — (30) — — —Less: G&A (5) (5) (5) (5) (5)

EBITDA $104 $65 $117 $117 $117

Less: DD&A (27) (27) (27) (27) (27)

Operating Income $76 $37 $90 $90 $90

Plus: DD&A 27 27 27 27 27

EBITDA $104 $65 $117 $117 $117

Less: Refining Capital Expenditures (14) (10) (10) (10) (10) Less: Discretionary Capital Expenditures — — — — —Less: Turnaround Capital Expenditures — (10) — — —

Cash Flow $89 $45 $107 $107 $107

Source: WNR management

WNR and WNRL Situation Analysis Confidential

WNR Financial Projections – Management Pricing (cont’d) ($ in millions)

For the Years Ending December 31,

2016E 2017E 2018E 2019E 2020E

El Paso Refinery

Refining Capacity (Bblsd) 136,000 136,000 136,000 136,000 136,000

Utilization 100.0% 95.0% 100.0% 96.0% 100.0%

Daily Throughput Volumes (Bblsd) 136,000 129,500 136,000 130,750 136,000 Total Throughput Volumes (MBbls) 49,640 47,268 49,640 47,724 49,640 El Paso Gross Margin per Barrel $14.66 $15.00 $16.05 $16.05 $16.05 Gross Profit $728 $709 $797 $766 $797 Less: Operating Expenses (217) (201) (217) (203) (211) Less: Turnaround Expense — (40) — (40) —Less: G&A (25) (25) (25) (25) (25)

EBITDA $485 $443 $554 $498 $561

Less: DD&A (50) (50) (50) (50) (50)

Operating Income $436 $393 $505 $449 $511

Plus: DD&A 50 50 50 50 50

EBITDA $485 $443 $554 $498 $561

Less: Refining Capital Expenditures (58) (50) (50) (50) (50) Less: Discretionary Capital Expenditures — — — — —Less: Turnaround Capital Expenditures — (20) — (20) —

Cash Flow $428 $373 $504 $428 $511

Retail

Fuel Volumes (million gallons) 364.0 367.6 371.3 375.0 378.8 Fuel Margin (/ gallon) $0.20 $0.20 $0.20 $0.20 $0.20 Merchandise Sales $284 $290 $295 $301 $307

Merchandise Margin 28.5% 28.0% 28.0% 28.0% 28.0%

Cardlock Volumes (million gallons) 64.5 64.5 64.5 64.5 64.5 Cardlock Margin (/ gallon) $0.19 $0.19 $0.19 $0.19 $0.19 Other Retail EBITDA $12 $12 $12 $12 $12

Gross Profit $178 $179 $181 $183 $186

Less: Operating Expenses (124) (124) (124) (124) (124) Less: G&A (12) (12) (12) (12) (12)

EBITDA $42 $43 $45 $48 $50

Less: DD&A (15) (15) (15) (15) (15)

Operating Income $28 $28 $31 $33 $36

Plus: DD&A 15 15 15 15 15

EBITDA $42 $43 $45 $48 $50

Less: Retail Capital Expenditures (16) (12) (12) (12) (12)

Cash Flow $26 $31 $33 $36 $38

Source: WNR management

WNR and WNRL Situation Analysis Confidential

WNR Financial Projections – Management Pricing (cont’d) ($ in millions)

For the Years Ending December 31,

2016E 2017E 2018E 2019E 2020E Logistics Assets(1)

Bobcat System

EBITDA $7 $15 $20 $25 $30 Growth Capital Expenditures — — — — —Maintenance Capital Expenditures (1) (2) (2) (2) (2)

Cash Flow $6 $14 $18 $23 $28

D&A $6 $7 $7 $7 $7 Memo: EBITDA Attributable to WNR $7 $15 $20 $5 $10 Memo: EBITDA Attributable to WNRL — — — 20 20

TexNew Mex Units

EBITDA $2 $6 $15 $16 $16 Growth Capital Expenditures — — — — —Maintenance Capital Expenditures — — — — —

Cash Flow $2 $6 $15 $16 $16

D&A $— $— $— $— $—Memo: EBITDA Attributable to WNR $2 $6 $15 $— $—Memo: EBITDA Attributable to WNRL — — — 16 16

Source: WNR management

(1)	Bobcat System and TexNew Mex Units to be dropped down to WNRL in Q1 2019E per WNR management

WNR and WNRL Situation Analysis Confidential WNR Financial Projections – Management Pricing (cont’d) ($ in millions, except per share amounts)

For the Years Ending December 31, CAGR 2016E 2017E 2018E 2019E 2020E 16-‘20

Deconsolidated WNR Adjusted EBITDA $561 $562 $686 $670 $733 6.9% Plus: WNRL LP Distributions 58 62 70 77 79 Plus: WNRL GP Distributions 7 13 24 36 39 Plus: LP Distributions from NTI 78 110 103 121 117

Deconsolidated WNR Adjusted EBITDA Plus Distributions $704 $748 $883 $904 $968 8.3%

Less: Deconsolidated Interest Expense, Net (49) (49) (49) (47) (47) Less: Cash Taxes (217) (124) (200) (265) (271) Less: Maintenance Capital Expenditures (138) (100) (101) (99) (98) Less: Turnaround Capital Expenditures — (30) — (20) —Less: Discretionary Capital Expenditures (164) (177) (161) (161) (161)

Deconsolidated WNR Free Cash Flow $136 $268 $372 $312 $391 30.2%

Weighted Average Shares Outstanding 94.1 94.1 94.1 94.1 94.1

WNR Dividend Per Share $1.56 $1.72 $1.88 $2.04 $2.20 9.0% WNR Dividends Paid $147 $162 $177 $192 $207

Deconsolidated Cash $773 $783 $947 $1,362 $1,560 Deconsolidated Debt 884 878 873 868 863 Deconsolidated Net Debt $111 $95 ($74) ($494) ($697)

Debt / Adjusted EBITDA Plus Distributions 1.3x 1.2x 1.0x 1.0x 0.9x Net Debt / Adjusted EBITDA Plus Distributions 0.2x 0.1x NM NM NM

Source: WNR management

WNR and WNRL Situation Analysis Confidential WNR Financial Projections – Historical Pricing ($ in millions)

Set forth below are the WNR Financial Projections assuming 5-year (2010-2014) Historical Pricing as provided by WNR management on December 2, 2015

For the Years Ending December 31,

2016E 2017E 2018E 2019E 2020E

Gallup Refinery

Refining Capacity (Bblsd) 27,000 27,000 27,000 27,000 27,000

Utilization 100.0% 94.0% 100.0% 100.0% 100.0%

Daily Throughput Volumes (Bblsd) 27,000 25,250 27,000 27,000 27,000 Total Throughput Volumes (MBbls) 9,855 9,216 9,855 9,855 9,855 Gallup Gross Margin per Barrel $21.32 $21.32 $21.32 $21.32 $21.32 Gross Profit $210 $197 $210 $210 $210 Less: Operating Expenses (79) (79) (79) (79) (79) Less: Turnaround Expense — (30) — — —Less: G&A (5) (5) (5) (5) (5)

EBITDA $126 $83 $126 $126 $126

Less: DD&A (27) (27) (27) (27) (27)

Operating Income $99 $56 $99 $99 $99

Plus: DD&A 27 27 27 27 27

EBITDA $126 $83 $126 $126 $126

Less: Refining Capital Expenditures (14) (10) (10) (10) (10) Less: Discretionary Capital Expenditures — — — — —Less: Turnaround Capital Expenditures — (10) — — —

Cash Flow $112 $63 $116 $116 $116

Source: WNR management

WNR and WNRL Situation Analysis Confidential

WNR Financial Projections – Historical Pricing (cont’d) ($ in millions)

For the Years Ending December 31,

2016E 2017E 2018E 2019E 2020E

El Paso Refinery

Refining Capacity (Bblsd) 136,000 136,000 136,000 136,000 136,000

Utilization 100.0% 95.0% 100.0% 96.0% 100.0%

Daily Throughput Volumes (Bblsd) 136,000 129,500 136,000 130,750 136,000 Total Throughput Volumes (MBbls) 49,640 47,268 49,640 47,724 49,640 El Paso Gross Margin per Barrel $19.58 $19.58 $19.58 $19.58 $19.58 Gross Profit $972 $925 $972 $934 $972 Less: Operating Expenses (217) (201) (217) (203) (211) Less: Turnaround Expense — (40) — (40) —Less: G&A (25) (25) (25) (25) (25)

EBITDA $729 $659 $729 $667 $736

Less: DD&A (50) (50) (50) (50) (50)

Operating Income $680 $610 $680 $617 $686

Plus: DD&A 50 50 50 50 50

EBITDA $729 $659 $729 $667 $736

Less: Refining Capital Expenditures (58) (50) (50) (50) (50) Less: Discretionary Capital Expenditures — — — — —Less: Turnaround Capital Expenditures — (20) — (20) —

Cash Flow $672 $589 $679 $597 $686

Retail

Fuel Volumes (million gallons) 364.0 367.6 371.3 375.0 378.8 Fuel Margin ($ / gallon) $0.20 $0.20 $0.20 $0.20 $0.20 Merchandise Sales $284 $290 $295 $301 $307

Merchandise Margin 28.5% 28.0% 28.0% 28.0% 28.0%

Cardlock Volumes (million gallons) 64.5 64.5 64.5 64.5 64.5 Cardlock Margin ($ / gallon) $0.19 $0.19 $0.19 $0.19 $0.19 Other Retail EBITDA $12 $12 $12 $12 $12

Gross Profit $178 $179 $181 $183 $186

Less: Operating Expenses (124) (124) (124) (124) (124) Less: G&A (12) (12) (12) (12) (12)

EBITDA $42 $43 $45 $48 $50

Less: DD&A (15) (15) (15) (15) (15)

Operating Income $28 $28 $31 $33 $36

Plus: DD&A 15 15 15 15 15

EBITDA $42 $43 $45 $48 $50

Less: Retail Capital Expenditures (16) (12) (12) (12) (12)

Cash Flow $26 $31 $33 $36 $38

Source: WNR management

WNR and WNRL Situation Analysis Confidential

WNR Financial Projections – Historical Pricing (cont’d) ($ in millions)

For the Years Ending December 31,

2016E 2017E 2018E 2019E 2020E Logistics Assets(1)

Bobcat System

EBITDA $7 $15 $20 $25 $30 Growth Capital Expenditures — — — — —Maintenance Capital Expenditures (1) (2) (2) (2) (2)

Cash Flow $6 $14 $18 $23 $28

D&A $6 $7 $7 $7 $7 Memo: EBITDA Attributable to WNR $7 $15 $20 $5 $10 Memo: EBITDA Attributable to WNRL — — — 20 20

TexNew Mex Units

EBITDA $2 $6 $15 $16 $16 Growth Capital Expenditures — — — — —Maintenance Capital Expenditures — — — — —

Cash Flow $2 $6 $15 $16 $16

D&A $— $— $— $— $—Memo: EBITDA Attributable to WNR $2 $6 $15 $— $—Memo: EBITDA Attributable to WNRL — — — 16 16

Source: WNR management

(1) Bobcat System and TexNew Mex Units to be dropped down to WNRL in Q1 2019E per WNR management

WNR and WNRL Situation Analysis Confidential

WNR Financial Projections – Historical Pricing (cont’d) ($ in millions, except per share amounts)

For the Years Ending December 31, CAGR 2016E 2017E 2018E 2019E 2020E 16-‘20

Deconsolidated WNR Adjusted EBITDA $828 $797 $870 $848 $917 2.6% Plus: WNRL LP Distributions 58 62 70 77 79 Plus: WNRL GP Distributions 7 13 24 36 39 Plus: LP Distributions from NTI 60 116 81 130 134

Deconsolidated WNR Adjusted EBITDA Plus Distributions $953 $988 $1,045 $1,090 $1,170 5.3%

Less: Deconsolidated Interest Expense, Net (49) (48) (48) (46) (46) Less: Cash Taxes (299) (216) (246) (339) (356) Less: Maintenance Capital Expenditures (138) (100) (101) (99) (98) Less: Turnaround Capital Expenditures — (30) — (20) —Less: Discretionary Capital Expenditures (164) (177) (161) (161) (161)

Deconsolidated WNR Free Cash Flow $303 $417 $489 $425 $509 13.8%

Weighted Average Shares Outstanding 94.1 94.1 94.1 94.1 94.1

WNR Dividend Per Share $1.56 $1.72 $1.88 $2.04 $2.20 9.0% WNR Dividends Paid $147 $162 $177 $192 $207

Deconsolidated Cash $931 $1,092 $1,358 $1,891 $2,217 Deconsolidated Debt 884 878 873 868 863 Deconsolidated Net Debt ($47) ($214) ($485) ($1,023) ($1,354)

Debt / Adjusted EBITDA Plus Distributions 0.9x 0.9x 0.8x 0.8x 0.7x Net Debt / Adjusted EBITDA Plus Distributions NM NM NM NM NM

Source: WNR management

WNR and WNRL Situation Analysis Confidential

Overview of WNRL’s Logistics Segment

Summary Overview Logistics Assets Map

WNRL’s logistics segment consists of assets supporting WNR’s El

Paso and Gallup refineries, in addition to third parties

– Primarily located in the Delaware Basin and in the Four Corners area of northwestern New Mexico Assets consist of the following:

– Approximately 670 miles of pipeline

– Crude oil storage tanks with a combined active shell storage capacity of 620,000 barrels

– Truck loading and unloading locations

– Pump stations

Acquired the remaining interest in the TexNew Mex (“TNM”)

Pipeline and a storage tank on October 30, 2015

– 16-inch crude oil transmission pipeline

– Approximately 370 miles of pipeline with capacity of 75,000 WNRL Crude Oil Pipelines

Bpd TexNew Mex Pipeline

– 80,000 barrel capacity crude oil storage tank Storage Tank

– Operates pursuant to an 80,000 barrel minimum volume commitment with WNR

– Located at the initiation point of the TNM Pipeline, serving as a surge tank with the ability to serve either WNR’s Gallup refinery or the TNM Pipeline

Source: Public filings

WNR and WNRL Situation Analysis

Confidential

Overview of WNRL's Wholesale Operations

Summary Overview

- Distribution channel for diesel, gasoline, jet fuel, kerosene, lubricants and other industrial petroleum products
  - Includes lubricant and bulk petroleum distribution plants, unmanned fleet fueling operations and a fleet of crude oil and fuel trucks and lubricant delivery trucks
- Purchases petroleum fuels and lubricants primarily from WNR's refineries and from third-party suppliers
- Principal customers are retail fuel distributors and the mining, construction, utility, manufacturing, transportation, aviation and agricultural industries
- In the Southwest, competes with wholesale petroleum products distributors such as Pro Petroleum, Inc., Southern Counties Fuels Holdings Ltd., Synergy Petroleum, LLC, SoCo Group, Inc., C&R Distributing, Inc. and Brewer Petroleum Services, Inc.
- On the East Coast, competes with wholesale petroleum products distributors such as Shell Oil Company, BP Oil, CITGO Petroleum Corporation, Valero Energy Corporation and Exxon Mobil Corporation

Map of Wholesale Operations


WNR Refineries
Wholesale Operations
San Juan Basin
Permian Basin

WNRL Logistics and Wholesale Revenue Mix(1)


Third Party
$2.1 million
2%
Affiliate
$110.1 million
98%
Affiliate
$489.5 million
26%
Third Party
$1,414.6 million
74%

Total Logistics Revenue(1): $112.2 million

Total Wholesale Revenue(1): $1,904.2 million

Source: Public filings

(1) For the nine months ended September 30, 2015

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Confidential

WNRL Summary Market Data

($ in millions, except per unit amounts)

Market Capitalization

As of December 18, 2015	
Total Units Outstanding	47.3
Common Unit Price	$20.87
Total Equity Value	$986.3
Plus: Net Debt	398.6
Plus: Minority Interest	--
Enterprise Value	$1,384.9

	WNRL Financial Projections		IBES Data	
	Metric	Yield/ Multiple	Metric	Yield/ Multiple
Distribution Yield				
Current	$1.53	7.3%	$1.53	7.3%
2016E	1.76	8.4%	1.75	8.4%
2017E	1.89	9.1%	1.99	9.5%
EV/EBITDA				
2015E	NA	NA	$112.8	12.3x
2016E	$141.0	9.8x	168.3	8.2
2017E	155.0	8.9	215.7	6.4

Balance Sheet and Credit Data

As of September 30, 2015(1)	
Cash and Marketable Securities	$46.4
Short-Term Debt	--
Long-Term Debt	445.0
Total Debt	$445.0
Net Debt	$398.6
Plus: Minority Interest	--
Plus: Partners' Capital	(28.1)
Net Book Capitalization	$370.6
Revolver Availability / Total Revolver Capacity	$154.3 / $300.0
Net Debt / Net Book Cap	107.6%
Net Debt / 2015E EBITDA	3.5x
Net Debt / 2016E EBITDA	2.4
Current Ratings (Senior Unsecured):	
Moody's	B1
S&P	B

Unit Price and Distribution Information


$50.00
$40.00
$30.00
$20.00
$10.00
$--
Unit Price
$2.00
$1.50
$1.00
$0.50
$--
Distribution Per Unit
10/10/13
3/18/14
8/25/14
2/1/15
7/11/15
12/18/15
Distribution Per Unit
WNRL Price

General Partner Incentive Distribution Rights

Quarterly Distribution per LP Unit	$0.3825

% to LP	% to GP	LP Quarterly Distribution Range		Quarterly Distribution Within Range	Quarterly Distribution to GP per LP Unit	Total LP Units Outstanding	Total Quarterly Distribution to LPs	Total Quarterly Distribution to GP	Total Annual Distribution to LPs	Total Annual Distribution to GP
100.0%	0.0%	$0.0000	$0.3306	$0.3306	$0.0000	47.3	$15.6	$--	$62.5	$--
85.0%	15.0%	0.3306	0.3594	0.0288	0.0051	47.3	1.4	0.2	5.4	1.0
75.0%	25.0%	0.3594	0.4313	0.0231	0.0077	47.3	1.1	0.4	4.4	1.5
50.0%	50.0%	0.4313		--	--	47.3	--	--	--	--
							$18.1	$0.6	$72.3	$2.4

% of Total Distributions to the GP	3.2%
% of Total Distributions to the IDRs	3.2%

Source: Public filings and FactSet

(1) Pro forma for the acquisition of the TexNew Mex Pipeline from WNR

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Confidential

Wall Street Research

($ in millions, except per unit amounts)

Current Research Analyst Recommendations

Firm	Analyst	Date	Recommendation	Target Price
Deutsche Bank	Kristina Kazarian	11/16/15	Hold	$25.00
Barclays	Brian Zarahn	11/09/15	Overweight	33.00
Wells Fargo	Michael Blum	11/05/15	Outperform	-
Goldman Sachs	Steven Sherowski	11/04/15	Buy	30.00
Credit Suisse	Bhavesh Lodaya	11/04/15	Neutral	33.00

Median:	**$31.50**
Mean:	**30.25**
Low:	**25.00**
High:	**33.00**


Hold (2) 40.0%
Buy (3) 60.0%

Distribution Per Unit Estimates


$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$--
$1.75
$1.76
$1.75
$1.72
$1.75
$1.75
$1.76
$1.97
$2.05
$1.99
$2.00
$1.96
$1.99
$1.89
2016E
2017E

EBITDA Estimates


$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$--
$112.4
$111.0
$112.4
$115.0
$112.8
$185.9
$153.0
$168.3
$165.0
$168.3
$141.0
$220.1
$214.0
$229.8
$188.0
$215.7
$155.0
2015E
2016E
2017E

Deutsche Bank | Barclays | Wells Fargo | Goldman Sachs | Credit Suisse | I/B/E/S Consensus | WNRL Projections

Source: Bloomberg, Wall Street Research

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Confidential

WNRL Financial Projections – Assumptions

- Assumed purchase of Bobcat Phase I in 2019E from WNR for total consideration of $180.0 million, implying a 9.0x EBITDA multiple
  - WNRL financing as follows:

WNRL Financing Mix	**$MM**	**%**
Equity Issuance to Public	$90.0	50.0%
New Senior Unsecured 7.0% Notes	54.0	30.0%
Revolving Credit Facility	18.0	10.0%
Balance Sheet Cash	18.0	10.0%

- Assumed purchase of TexNew Mex Phase II in 2019E from WNR for total consideration of $144.0 million, implying a 9.0x EBITDA multiple
  - 100.0% financed with new Senior Unsecured 7.0% Notes
- Fully diluted units outstanding for YE 2015E calculated as:
  - 47,327,748 YE 2015E basic units outstanding plus 272,872 restricted stock units
  - No further dilutive securities are issued and the number of dilutive securities remains constant throughout the projection period
  - Dilutive securities receive LP distributions per WNR management

Source: WNR management

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WNR and WNRL Situation Analysis Confidential

WNRL Financial Projections ($ in millions, except per unit amounts)

Set forth below are the WNRL Financial Projections as provided by WNR management on December 2, 2015

For the Years Ending December 31,

2016E 2017E 2018E 2019E 2020E Mainline Movements

Permian / Delaware Basin Fees

Volumes (bpd) 45,000 50,000 50,000 50,000 50,000 $/bbl fee $1.30 $1.36 $1.42 $1.49 $1.56

Permian / Delaware Basin Fees Gross Profit $21 $25 $26 $27 $29

Four Corners

Volumes (bpd) 51,500 51,500 51,500 51,500 51,500 $/bbl fee $1.02 $1.07 $1.12 $1.17 $1.23

Four Corners Gross Profit $19 $20 $21 $22 $23

TexNew Mex

Volumes (bpd) 14,126 17,609 24,875 24,875 24,875 $/bbl fee $6.65 $6.96 $7.29 $7.63 $7.99 Permian / Delaware Basin Fee Revenue $34 $45 $66 $69 $73 Less: WNR TexNew Mex Units (2) (6) (15) (16) (16)

TexNew Mex Gross Profit $33 $39 $51 $53 $57 Gathering

Permian / Delaware Basin Fees

Volumes (bpd) 24,000 24,000 24,000 24,000 24,000 $/bbl fee $0.53 $0.56 $0.58 $0.61 $0.64

Permian / Delaware Basin Fees Gross Profit $5 $5 $5 $5 $6

Four Corners

Volumes (bpd) 13,000 13,000 13,000 13,000 13,000 $/bbl fee $0.53 $0.56 $0.58 $0.61 $0.64

Four Corners Gross Profit $3 $3 $3 $3 $3

Pipeline Tank Storage

Volumes (bbl) 7,497,600 7,497,600 7,497,600 7,497,600 7,497,600 $/bbl fee $0.52 $0.53 $0.54 $0.55 $0.56

Pipeline Tank Storage Gross Profit $4 $4 $4 $4 $4

Pipeline & Gathering Organic Growth $6 $6 $13 $14 $14

Pipeline & Gathering Gross Profit $91 $101 $123 $128 $135

Source: WNR management

WNR and WNRL Situation Analysis Confidential

WNRL Financial Projections (cont’d) ($ in millions, except per unit amounts)

For the Years Ending December 31,

2016E 2017E 2018E 2019E 2020E Terminaling, Transportation and Storage

Crude Blendstock, Refined Product Storage

Volumes (Bbl) 82,583,568 82,583,568 82,583,568 82,583,568 82,583,568 $/Bbl fee $0.54 $0.55 $0.56 $0.57 $0.58

Crude, Blendstock, Refined Product Storage Gross Profit $44 $45 $46 $47 $48

Shipments In & Out of Storage

Volumes (Bbl) 410,000 410,000 410,000 410,000 410,000 $/Bbl fee $0.15 $0.15 $0.16 $0.16 $0.16

Shipments In & Out of Storage Gross Profit $23 $23 $24 $24 $25

Additive & Blending Service

Volumes (Bbl) 233,280 233,280 233,280 233,280 233,280 $/Bbl fee $0.13 $0.13 $0.13 $0.13 $0.14

Additive & Blending Service Gross Profit $11 $11 $11 $11 $12

Asphalt Storage

Volumes (Bbl) 5,681,640 5,681,640 5,681,640 5,681,640 5,681,640 $/Bbl fee $0.81 $0.82 $0.84 $0.86 $0.88

Asphalt Storage Gross Profit $5 $5 $5 $5 $5

Shipments In & Out of Asphalt Storage

Volumes (Bbl) 16,955 16,955 16,955 16,955 16,955 $/Bbl fee $0.97 $0.99 $1.01 $1.03 $1.05

Shipments In & Out of Asphalt Storage Gross Profit $6 $6 $6 $6 $7

Asphalt Processing & Blending

Volumes (Bbl) 4,746 4,746 4,746 4,746 4,746 $/Bbl fee $4.77 $4.87 $4.97 $5.07 $5.17

Asphalt Processing & Blending Gross Profit $8 $8 $9 $9 $9 Terminaling, Transportation and Storage Organic Growth $3 $3 $3 $3 $3 Terminaling, Transportation and Storage Gross Profit $100 $102 $104 $106 $108

Source: WNR management

WNR and WNRL Situation Analysis Confidential

WNRL Financial Projections (cont’d) ($ in millions, except per unit amounts)

For the Years Ending December 31,

2016E 2017E 2018E 2019E 2020E

Marketing and Distribution

Fuel Volumes (thousand gallons) 1,231,830 1,256,466 1,278,094 1,303,656 1,329,729 Fuel Margin ($/gallon) $0.04 $0.04 $0.04 $0.04 $0.04

Fuel Gross Profit $43 $44 $45 $46 $47

Lubricant Volumes (thousand gallons) 12,628 12,628 12,628 12,628 12,628 Lubricant Margin ($/gallon) $0.78 $0.78 $0.78 $0.78 $0.78

Lubricant Gross Profit $10 $10 $10 $10 $10

Crude Trucking (Bpd) 52,000 52,000 52,000 52,000 52,000 Crude Trucking ($/Bbl) $2.51 $2.51 $2.51 $2.51 $2.51

Crude Trucking Gross Profit $48 $48 $48 $48 $48 Product Trucking Revenue $40 $40 $40 $40 $40 Marketing & Distribution Gross Profit $140 $141 $142 $143 $144

Source: WNR management

WNR and WNRL Situation Analysis Confidential

WNRL Financial Projections (cont’d) ($ in millions, except per unit amounts)

For the Years Ending December 31, CAGR 2016E 2017E 2018E 2019E 2020E ‘16-‘20

Distributable Cash Flow

Adjusted EBITDA $141 $155 $179 $222 $231 13.1% Less: Interest Expense, net (25) (25) (25) (37) (39) Less: Maintenance Capital Expenditures (16) (16) (16) (18) (18)

Distributable Cash Flow $100 $114 $138 $167 $174 14.9%

Distributed Cash Flow

Common Units $84 $90 $101 $116 $119 Total LP Distribution $84 $90 $101 $116 $119 GP 7 13 24 36 39

Distributed Cash Flow $91 $103 $125 $152 $158 14.8%

% to GP 7.7% 12.6% 19.2% 23.7% 24.7%

GP IDRs $7.0 $13.0 $24.0 $36.0 $39.0

Weighted Average LP Units Outstanding 47.6 47.6 47.6 49.4 49.4

DCF / LP Unit $1.85 $2.00 $2.25 $2.49 $2.57 8.4%

Distribution / LP Unit $1.76 $1.89 $2.12 $2.34 $2.40 8.1%

LP Coverage 1.05x 1.06x 1.06x 1.07x 1.07x Total Coverage 1.10x 1.10x 1.10x 1.10x 1.10x Distributable Cash Flow Surplus / (Shortfall) $9.0 $11.0 $13.0 $15.0 $16.0

Credit Metrics

Debt / Adjusted EBITDA 3.2x 2.9x 2.5x 3.0x 2.9x Net Debt / Adjusted EBITDA 3.0 2.7 2.3 2.8 2.6

Capital Structure

Cash $18 $28 $41 $38 $54 Total Debt 445 445 445 661 661 Net Debt $427 $417 $404 $623 $607

Source: WNR management

V. Indicative Valuation of the Proposed Consideration

EVERCORE

Indicative Valuation of the Proposed Consideration *Confidential*

Summary

Implied Current Trading	
Cash	$15.00
+ Value of 0.2986 WNR Shares[(1)]	11.06
Total	**$26.06**

Give

Preliminary Implied Value of NTI Stand Alone

Methodology	NTI Unit Implied Value Range		
Management Pricing			
DCF	$24.21	-	$28.69
Precedent Transactions	16.27	-	25.61
Peer Group Trading - By Segment	19.52	-	26.62
Peer Group Trading - Total EBITDA	18.93	-	28.50
Merger Premiums Paid - MLP Buy-Ins	10.04	-	32.27
Merger Premiums Paid - Refining Transactions	23.26	-	36.48
Historical Pricing			
DCF	$26.05	-	$31.29
Precedent Transactions	16.27	-	22.26
Peer Group Trading - By Segment	17.06	-	27.58
Peer Group Trading - Total EBITDA	16.23	-	29.69
Merger Premiums Paid - MLP Buy-Ins	10.04	-	32.27
Merger Premiums Paid - Refining Transactions	23.26	-	36.48

Get

Implied Value of WNR Pro Forma

Methodology	WNR Share Price Range			Implied Total Value to NTI Unitholders		
Management Pricing						
DCF	$51.77	-	$71.03	$30.46	-	$36.21
Precedent Transactions	23.98	-	56.54	22.16	-	31.88
Peer Group Trading	41.19	-	58.97	27.30	-	32.61
Historical Pricing						
DCF	$63.50	-	$87.61	$33.96	-	$41.16
Precedent Transactions	23.98	-	70.03	22.16	-	35.91
Peer Group Trading	52.07	-	74.71	30.55	-	37.31

12/18/15 NTI Unit Price: $24.00

(1) Based on December 18, 2015 WNR closing share price of $37.04

EVERCORE 66 NORTHERN TIER

Indicative Valuation of the Proposed Consideration

Confidential

Summary Valuation Analysis – NTI Unit

Discounted Cash Flow	Precedent Transactions	Peer Group Trading		Premiums Paid Analysis	
		By Segment	Refining/Variable Distribution MLPs	MLP Buy-Ins	Refining Transactions


$50.00
$45.00
$40.00
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$--
Management Pricing
Historical Pricing
Current NTI Unit Price of $24.00 (1)
$28.69
$24.21
$31.29
$26.05
$25.61
$16.27
$22.26
$16.27
$26.62
$19.52
$27.58
$17.06
$28.50
$18.93
$29.69
$16.23
$32.27
$10.04
$32.27
$10.04
$36.48
$23.26
$36.48
$23.26

Discounted Cash Flow	Precedent Transactions	Peer Group Trading – By Segment	Peer Group Trading – Refining/Variable Distribution MLPs	Premiums Paid – MLP Buy-Ins	Premiums Paid – Refining Transactions
9.5% - 10.5% WACC	*2016E: Refining EBITDA at 6.0x - 7.5x Logistics EBITDA at 9.0x - 11.0x Retail EBITDA at 9.0x - 11.0x Corporate Costs EBITDA at 6.5x - 8.0x*	*2016E: Refining EBITDA at 5.0x - 6.0x Logistics EBITDA at 8.0x - 11.0x Retail EBITDA at 10.0x - 12.0x Corporate Costs EBITDA at 5.5x - 7.0x*	*2016E EBITDA at 5.5x - 7.0x*	*Median 1-Day Premium: 17.5%*	*Median 1-Day Premium: 8.0%*
2020E EBITDA Exit Multiple of 5.5x - 6.5x	*NTI Complexity Barrels at $1,300 - $1,700 Complexity Barrel Multiple*	*2017E: Refining EBITDA at 5.0x - 6.0x Logistics EBITDA at 7.0x - 9.0x Retail EBITDA at 9.0x - 11.0x Corporate Costs EBITDA at 5.5x - 7.0x*	*2017E EBITDA at 5.5x - 7.0x*	*Median 5-Day Premium: 17.2%*	*Median 5-Day Premium: 7.9%*
Perpetuity Growth Rate of 1.00% - 1.50%				*Median 20-Day Premium: 10.9%*	*Median 20-Day Premium: 24.9%*
				Median 30-Day Premium: 12.1%	*Median 30-Day Premium: 38.5%*
				Median 52-Week High Premium: (10.5%)	*Median 52-Week High Premium: (3.5%)*
				Median Implied NTI Price of $27.47[2]	*Median Implied NTI Price of $27.34*[2]

(1) As of December 18, 2015
(2) Shown as dark bars within the range above

EVERCORE 67 NORTHERN TIER

Indicative Valuation of the Proposed Consideration

Confidential

Summary Valuation Analysis – $15.00 in Cash and 0.2986 WNR Shares per NTI Unit

Discounted Cash Flow	Precedent Transactions	Peer Group Trading


$50.00
$45.00
$40.00
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$ -
Management Pricing
Historical Pricing
Indicative Value of Proposed Consideration
Implied Offer Using October 23, 2015 WNR 20-Day VWAP: $28.34
Implied Current Offer of $26.06(1)
$36.21
$30.46
$41.16
$33.96
$31.88
$22.16
$35.91
$22.16
$32.61
$27.30
$37.31
$30.55
$32.00
$29.00

Discounted Cash Flow	Precedent Transactions	Peer Group Trading
9.0% - 10.0% WACC	*2016E Refining EBITDA at 6.0x - 7.5x 2016E Logistics EBITDA at 9.0x - 11.0x 2016E Retail EBITDA at 9.0x - 11.0x*	*2016E EBITDA at 5.5x - 7.0x*
2020E EBITDA Exit Multiple of 5.5x - 6.5x	*WNR Complexity Barrels at $1,300 - $1,700 Complexity Barrel Multiple*	*2017E EBITDA at 5.5x - 7.0x*
Perpetuity Growth Rate of 1.00% - 1.50%	*Corporate Costs EBITDA at 6.5x - 8.0x*	*WNRL Units at $650.0 Million - $800.0 Million WNRL GP at $250.0 Million - $450.0 Million*
WNRL Units at $650.0 Million - $800.0 Million WNRL GP at $250.0 Million - $450.0 Million	*WNRL Units at $650.0 Million - $800.0 Million WNRL GP at $250.0 Million - $450.0 Million*	

(1) As of December 18, 2015

EVERCORE 68 NORTHERN TIER

Indicative Valuation of the Proposed Consideration

Confidential

Summary Valuation Analysis – NTI Unit



Discounted Cash Flow
Precedent Transactions
Peer Group Trading
By Segment
Refining/Variable Distribution MLPs
Premiums Paid Analysis
MLP Buy-Ins
Refining Transactions
Management Pricing
Historical Pricing
Implied Transaction Value per Unit Assuming WNR October 23, 2015 20-Day VWAP: $28.34
Implied Transaction Value per Unit Assuming WNR December 18, 2015 Closing Price: $26.06
Indicative Valuation of Proposed Consideration
October 23, 2015 NTI 20-Day VWAP: $24.02
Current NTI Unit Price: $24.00(1)
$50.00
$45.00
$40.00
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$--
$28.69
$24.21
$31.29
$26.05
$25.61
$16.27
$22.26
$16.27
$26.62
$19.52
$27.58
$17.06
$28.50
$18.93
$29.69
$16.23
$32.27
$10.04
$32.27
$10.04
$36.48
$23.26
$36.48
$23.26
$32.00
$29.00

(1) As of December 18, 2015

EVERCORE 69 NORTHERN TIER

Indicative Valuation of the Proposed Consideration

Confidential

Valuation Methodologies

- In valuing the WNR shares comprising part of the Proposed Consideration, Evercore utilized the following analytical approaches and methodologies:

Methodology		Description	Assumptions
DCF	Discounted Cash Flow Analysis	▪ Values WNR based on the concepts of the time value of money ▪ Utilizing the WNR Financial Projections, Evercore: – Calculated terminal values based on a range of multiples of EBITDA derived from precedent transactions as well as assumed perpetuity growth rates – Utilized varying WACC discount rates to derive after-tax valuation ranges for WNR	▪ Cash taxes per WNR Financial Projections ▪ EBITDA exit multiple of 5.5x to 6.5x and a perpetuity growth rate of 1.0% to 1.5% ▪ For the terminal value, tax depreciation assumed to be equal to maintenance capital expenditures ▪ WACC based on CAPM as set forth in the Appendix ▪ Tax rate of 35.0% ▪ Discounted the projected cash flows to January 1, 2016
DCF	Discounted Distribution Analysis	▪ Valuation based on the present value of the future LP and GP cash distributions to WNR from WNRL	▪ Projected LP and GP distributions from WNRL ▪ Terminal exit yield range of 5.5% to 7.5% for LP cash flows ▪ Terminal GP cash flow multiple of 15.0x to 20.0x ▪ Cost of equity based on CAPM and total expected market return as set forth in the Appendix
Precedent M&A Transactions Analysis: Sum of the Parts		▪ Values WNR based on values paid in recent transactions involving assets similar to each of WNR's refining, logistics and retail businesses ▪ Values WNRL LP interest based on precedent transactions involving assets similar to those owned by WNRL ▪ Values WNR's WNRL GP interest based on precedent transactions for general partners	▪ Enterprise value / EBITDA multiple applied to 2016E EBITDA for WNR and discounted capital expenditures at a 9.5% cost of capital ▪ Enterprise value / EBITDA multiple applied to 2016E EBITDA for WNRL and discounted capital expenditures at a 8.0% cost of capital ▪ GP cash flow multiple based on precedent transactions
Peer Group Trading Analysis		▪ Valuation based on multiples of enterprise value / relevant EBITDA for comparable publicly-traded entities with similar assets to WNR ▪ Valuation based on multiples of enterprise value / relevant EBITDA for publicly-traded crude oil and refined product MLPs ▪ Values GP cash flows based on GP cash flow multiples of publicly-traded general partners	▪ Enterprise value / EBITDA multiples applied to 2016E and 2017E EBITDA for WNR ▪ Enterprise value / EBITDA multiples applied to 2016E and 2017E EBITDA for WNRL ▪ Enterprise value / GP only distributions applied to 2016E and 2017E GP distributions

EVERCORE 70 NORTHERN TIER

Indicative Valuation of the Proposed Consideration Confidential DCF Analysis – Assumptions

Evercore utilized a DCF Analysis based on the following assumptions:

– Effective date of January 1, 2016

– EBITDA and capital expenditures through December 31, 2020E per the WNR Financials Projections as reviewed herein

– Cash taxes per WNR Financial Projections

– Midpoint discount rate of 9.5% utilizing a weighted average cost of capital based on the Capital Asset Pricing Model as detailed in the Appendix

– Terminal value based on both: (i) a 5.5x to 6.5x EBITDA exit multiple and (ii) a 1.0% to 1.5% perpetuity growth rate

Tax depreciation is set equal to maintenance capital expenditures in perpetuity

Indicative Valuation of the Proposed Consideration Confidential

DCF Analysis – Management Pricing ($ in millions, except per share/unit amounts)

Summary Results

Terminal Value

For the Years Ending December 31, EBITDA Perpetuity 2016E 2017E 2018E 2019E 2020E Exit Multiple Growth Rate

EBITDA—Deconsolidated Pro Forma WNR Assets $912.0 $949.0 $1,045.0 $1,059.0 $1,114.0 $1,114.0 $1,114.0 Less: Tax Depreciation and Amortization(1) (292.0) (594.7) (473.6) (301.9) (339.7) (98.0) EBIT $620.0 $354.3 $571.4 $757.1 $774.3 $1,016.0 Less: Cash Taxes per WNR Financial Projections (217.0) (124.0) (200.0) (265.0) (271.0) (355.6) EBIAT $403.0 $230.3 $371.4 $492.1 $503.3 $660.4 Plus: Tax Depreciation and Amortization 292.0 594.7 473.6 301.9 339.7 98.0 Plus: Cash Proceeds from Logistics Asset Drop Downs 370.0 — — 324.0 — —Less: Turnaround Expense (57.0) (95.0) (53.0) (42.0) (30.0) (30.0) Less: Turnaround Capital Expenditures — (30.0) — (20.0) —Less: Maintenance Capital Expenditures (138.0) (100.0) (101.0) (99.0) (98.0) (98.0) Less: Growth Capital Expenditures (164.0) (177.0) (161.0) (161.0) (161.0) —Unlevered Free Cash Flow $706.0 $423.0 $530.0 $796.0 $554.0 $630.4 EBITDA Multiple / Perpetuity Growth Rate 6.0x 1.25% Terminal Value $6,684.0 $7,736.7 PV of Terminal Value @ 9.5% $4,245.9—$4,914.6 Plus: PV of Unlevered Free Cash Flow @ 9.5% 2,413.9 Plus: PV of 0.5x 2019E NOL Tax Benefit @ 9.5% —Implied Enterprise Value—Deconsolidated Pro Forma WNR Assets $6,659.8—$7,328.5 Plus: Implied Equity Value of Interest in WNRL LP 650.0—800.0 Plus: Implied Equity Value of WNRL GP 250.0—450.0 Implied Enterprise Value—Deconsolidated Pro Forma WNR $7,559.8 $8,578.5 Less: Projected Debt Outstanding as of January 1, 2016 ($1,761.0) Plus: Projected Cash as of January 1, 2016 423.8 Implied Equity Value $6,222.6—$7,241.3 Shares Outstanding (2) 111.2

Implied WNR Value per Share $55.97—$65.14 x 0.2986x per NTI Unit $16.71—$19.45

+ $15.00 per NTI Unit $15.00—$15.00

Implied Value per NTI Unit $31.71—$34.45

Sensitivity Analyses

EBITDA Exit Multiple Sensitivity Perpetuity Growth Rate Sensitivity EBITDA Multiple Perpetuity Growth Rate $31.7 5.0x 5.5x 6.0x 6.5x 7.0x $34.4 0.75% 1.00% 1.25% 1.50% 1.75% 8.5% $30.40 $31.39 $32.39 $33.38 $34.38 8.5% $36.03 $36.55 $37.12 $37.72 $38.36

CC 9.0% 30.10 31.08 32.05 33.02 33.99 CC 9.0% 34.76 35.21 35.70 36.21 36.76 A 9.5% 29.81 30.76 31.71 32.66 33.61 A 9.5% 33.63 34.03 34.45 34.90 35.37 W 10.0% 29.53 30.46 31.39 32.32 33.25 W 10.0% 32.63 32.98 33.35 33.74 34.15

10.5% 29.26 30.16 31.07 31.98 32.89 10.5% 31.73 32.04 32.36 32.71 33.07

(1) Assumes tax depreciation equal to maintenance capital expenditures in perpetuity

(2) Fully diluted shares outstanding as of January 1, 2016, inclusive of 17,083,200 WNR shares issued based on the 0.2986x exchange ratio

Indicative Valuation of the Proposed Consideration Confidential

DCF Analysis – Historical Pricing ($ in millions, except per share/unit amounts)

Summary Results

Terminal Value

For the Years Ending December 31, EBITDA Perpetuity 2016E 2017E 2018E 2019E 2020E Exit Multiple Growth Rate

EBITDA—Deconsolidated Pro Forma WNR Assets $1,132.0 $1,199.0 $1,169.0 $1,261.0 $1,344.0 $1,344.0 $1,344.0 Less: Tax Depreciation and Amortization(1) (277.7) (581.9) (466.1) (292.4) (326.9) (98.0) EBIT $854.3 $617.1 $702.9 $968.6 $1,017.1 $1,246.0 Less: Cash Taxes per WNR Financial Projections (299.0) (216.0) (246.0) (339.0) (356.0) (436.1) EBIAT $555.3 $401.1 $456.9 $629.6 $661.1 $809.9 Plus: Tax Depreciation and Amortization 277.7 581.9 466.1 292.4 326.9 98.0 Plus: Cash Proceeds from Logistics Asset Drop Downs 370.0 — — 324.0 — —Less: Turnaround Expense (57.0) (95.0) (53.0) (42.0) (30.0) (30.0) Less: Turnaround Capital Expenditures — (30.0) — (20.0) —Less: Maintenance Capital Expenditures (138.0) (100.0) (101.0) (99.0) (98.0) (98.0) Less: Growth Capital Expenditures (164.0) (177.0) (161.0) (161.0) (161.0) —Unlevered Free Cash Flow $844.0 $581.0 $608.0 $924.0 $699.0 $779.9 EBITDA Multiple / Perpetuity Growth Rate 6.0x 1.25% Terminal Value $8,064.0 $9,571.5 PV of Terminal Value @ 9.5% $5,122.5—$6,080.1 Plus: PV of Unlevered Free Cash Flow @ 9.5% 2,935.4 Plus: PV of 0.5x 2019E NOL Tax Benefit @ 9.5% —Implied Enterprise Value—Deconsolidated Pro Forma WNR Assets $8,057.9—$9,015.5 Plus: Implied Equity Value of Interest in WNRL LP 650.0—800.0 Plus: Implied Equity Value of WNRL GP 250.0—450.0 Implied Enterprise Value—Deconsolidated Pro Forma WNR $8,957.9 $10,265.5 Less: Projected Debt Outstanding as of January 1, 2016 ($1,761.0) Plus: Projected Cash as of January 1, 2016 423.8 Implied Equity Value $7,620.7—$8,928.3 Shares Outstanding (2) 111.2

Implied WNR Value per Share $68.55—$80.31 x 0.2986x per NTI Unit $20.47—$23.98

+ $15.00 per NTI Unit $15.00—$15.00

Implied Value per NTI Unit $35.47—$38.98

Sensitivity Analyses

EBITDA Exit Multiple Sensitivity Perpetuity Growth Rate Sensitivity EBITDA Multiple Perpetuity Growth Rate $35.5 5.0x 5.5x 6.0x 6.5x 7.0x $39.0 0.75% 1.00% 1.25% 1.50% 1.75% 8.5% $33.88 $35.08 $36.29 $37.49 $38.69 8.5% $40.93 $41.58 $42.28 $43.02 $43.82

CC 9.0% 33.53 34.70 35.87 37.04 38.22 CC 9.0% 39.36 39.92 40.52 41.16 41.84 A 9.5% 33.18 34.32 35.47 36.62 37.76 A 9.5% 37.97 38.46 38.98 39.53 40.12 W 10.0% 32.83 33.96 35.08 36.20 37.32 W 10.0% 36.73 37.16 37.62 38.10 38.61

10.5% 32.50 33.60 34.69 35.79 36.88 10.5% 35.63 36.00 36.40 36.83 37.27

(1) Assumes tax depreciation equal to maintenance capital expenditures in perpetuity

(2) Fully diluted shares outstanding as of January 1, 2016, inclusive of 17,083,200 WNR shares issued based on the 0.2986x exchange ratio

Indicative Valuation of the Proposed Consideration Confidential Precedent M&A Transactions ($ in millions)

Corporate Refining Transactions

Date Transaction Barrels per Day Nelson Barrels per Day EBITDA $/Bpd of Announced Acquiror Target Value of Capacity Complexity of Complexity Multiple Complexity

2/16/2012 Icahn Partners CVR Energy $3,531 185,000 11.5 2,127,500 5.3x $1,659.6 2/22/2011 Holly Frontier 2,749 187,000.0 11.0 2,057,000 5.8 1,336.3 8/28/2006 Western Refining Giant Industries 1,325 99,000 10.5 1,036,410 9.0 1,278.4 4/25/2005 Valero Premcor 7,588 790,000 9.7 7,629,030 7.2 994.6

Mean 6.8x $1,317.2 Median 6.5 1,307.4

Refining Asset Transactions

Date Transaction Capacity Nelson EBITDA $/Bpd of Announced Buyer Seller Value Asset (MBpd) Complexity Multiple Complexity

9/30/2015 PBF Energy Inc. ExxonMobil $538 Torrance refinery in California 155.0 14.9 1.5x $232.7 6/18/2015 PBF Energy Inc. ExxonMobil & Petroleos de Venezuela S.A. 322 Chalmette refinery outside New Orleans, LA and related midstream and downstream assets 189.0 12.7 2.0 134.1 11/12/2013 Western Refining, Inc. ACON Investments and TPG 775 Ownership interest in Northern Tier Energy LP 89.5 11.5 5.2 753.0 6/7/2013 Par Petroleum Corp. Tesoro Corp. 75 94,000 b/d Kapolei refinery, retail stations and associated logistics assets 94.0 5.7 3.9 140.0 10/8/2012 Marathon Petroleum Corporation BP plc 848 451,000 b/d Texas City refinery and retail and logistics assets 451.0 15.3 3.7 122.9 8/14/2012 Calumet Specialty Products Partners LP Connacher Oil and Gas Limited 120 9,800 b/d Montana refinery 9.8 9.3 2.4 1,316.7 8/13/2012 Tesoro Corporation BP plc 1,175 Carson refinery, ARCO-branded retail marketing network & other assets 266.0 13.3 3.4 332.1 4/30/2012 Delta Air Lines, Inc. Phillips 66 180 185,000 b/d Trainer refinery in Pennsylvania 185.0 8.0 NA 121.6 11/2/2011 CVR Energy Inc. Gary-Williams Energy Corp. 525 70,000 bpd Wynnewood, Oklahoma refinery and associated working capital 70.0 9.3 1.9 806.5 9/2/2011 Valero Energy Corporation Murphy Oil Corporation 325 135,000 b/d Meraux refinery in Louisiana 135.0 10.2 NA 236.0 7/26/2011 Calumet Specialty Products Partners LP Murphy Oil Corporation 214 45,000 b/d Superior, Wisconsin refinery, associated operating assets and inventories 45.0 8.9 NA 534.3 4/15/2011 NuStar Energy L.P. Age Refining, Inc. 41 14,500 b/d refinery in San Antonio, Texas and 200,000 bbl terminal in Elmendorf, Texas 14.5 3.0 0.7 942.5 3/21/2011 Delek Group Ltd;Delek US Holdings, Inc. Ergon, Inc. 145 Additional 53.7% interest in 80,000 b/d refinery in El Dorado, Arkansas and related midstream and downstream assets 43.0 9.0 NA 375.0 12/2/2010 PBF Holding Company LLC Sunoco Incorporated 400 170,000 b/d Toledo, Ohio refinery 170.0 9.2 2.0 255.8 9/27/2010 PBF Energy Partners LP Valero Energy Corporation 358 185,000 b/d Paulsboro refinery in New Jersey 185.0 13.2 1.9 146.5 5/19/2010 TPG Capital LP Marathon Oil Corporation 605 Marathon’s downstream assets in Minnesota including the 74,000 b/d St. Paul Park refinery and associated terminal 74.0 9.5 2.5 860.6 4/8/2010 PBF Energy Partners LP Valero Energy Corporation 220 Shut in 210,000 b/d Delaware City refinery that was being used as a refined products terminal 210.0 10.0 NA 104.8 3/9/2010 Petroleo Brasileiro SA Transcor Astra Group S.A. 639 Remaining 50% interest in 117,000 b/d (58,500 b/d net to 50% interest) refinery in Pasadena, Texas 58.5 7.6 NA 1,437.5 2/3/2010 Alon USA Energy, Inc. Flying J Inc./Old;Flying J Oil & Gas Inc. 40 Refinery in Bakersfield, California, with 70,000 b/d crude refining capacity 70.0 9.4 0.4 60.8 10/20/2009 Holly Corp. Sinclair Oil Corporation 129 75,000 b/d refinery in Tulsa, Oklahoma, including approx. 2.3 MMbbls of storage 75.0 5.0 NA 342.7 8/7/2009 Blue Dolphin Energy Company Lazarus Energy Holdings LLC 73 Light sweet crude 15,000 b/d topping unit, 560,000 barrels of storage capacity and a barge and truck terminal 15.0 NA NA NA 4/16/2009 Holly Corp. Sunoco Incorporated 65 85,000 b/d Tulsa refinery 85.0 10.3 0.4 74.2 5/8/2008 Alon USA Energy, Inc. Valero Energy Corporation 390 83,000 b/d refinery in Krotz Springs, Louisiana 83.0 6.8 2.0 587.0 12/5/2007 Husky Energy Incorporated BP plc 1,163 50% stake in Toledo oil refinery in Ohio 115.0 7.8 NA 1,293.0 11/7/2007 NuStar Energy L.P. Citgo Petroleum Corp.;Petroleos de Venezuela S.A. 450 2 asphalt refineries, 3 terminals 104.0 NA 6.0 NA

5/2/2007 Husky Energy Incorporated Valero Energy Corporation 1,700 Lima, Ohio refinery with 165,000 b/d throughput capacity 165.0 10.4 6.3 1,107.0 1/29/2007 Tesoro Corporation Royal Dutch Shell plc;Shell Oil Products U.S. 1,547 100,000 b/d Los Angeles refinery (Wilmington) and related assets 100.0 16.4 3.8 857.0

Mean 2.8x $527.0 Median 2.2 342.7

Source: Public filings

Indicative Valuation of the Proposed Consideration *Confidential*

Precedent M&A Transactions (cont'd)

($ in millions)

Retail Transactions

Date Announced	Acquiror / Target (Seller)	Transaction Value	EBITDA Multiple
2015	CST Brands, Inc. / Flash Foods, Inc.	$425	NA
2015	Sunoco LP / 31.58% interest in Sunoco, LLC (Energy Transfer Partners, L.P.)	816	NA
2014	CrossAmerica Partners LP / Landmark Industries	44	10.6x
2014	CrossAmerica Partners LP / 5% interest in CST Fuel Supply LP	50	11.0
2014	CrossAmerica Partners LP / Erickson Oil Products, Inc.	85	9.8
2014	CST Brands, Inc. & CrossAmerica Partners LP / Nice N Easy Grocery Shoppes	77	10.8
2014	Marathon Petroleum Corporation / 1,256 retail gas stations, transport operations and shipper history on various pipelines (Hess Corporation)	2,900	16.4
2014	Energy Transfer Partners, L.P. / 630 retail gas stations and 11.0 million Susser Petroleum Partners LP common units and IDRs (Susser Holdings Corporation)	1,800	10.7
		Mean	**11.5x**
		Median	**10.7**

Source: Public filings

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Indicative Valuation of the Proposed Consideration *Confidential*

Precedent M&A Transactions (cont'd)

($ in millions)

Crude Oil Pipeline and Terminal Transactions

Date Announced	Acquiror/Target (Seller)	Transaction Value ($MM)	Forward Year EBITDA Multiple
11/2015	Western Refining Logistics, LP / TexNew Mex Pipeline and an 80,000 barrel crude oil storage tank (Western Refining, Inc.)	$180.0	NA
05/2015	Shell Midstream Partners, L.P. / 19.5% interest in Zydeco Pipeline Company, LLC and 1.388% interest in Colonial Pipeline Company (Shell Pipeline Company LP)	448.0	10.0x
05/2015	PBF Logistics LP / Delaware City Pipeline and Truck Rack (PBF Energy Inc.)	143.0	10.0
12/2014	Sprague Resources LP / Kildair Service Ltd (Sprague Canadian Properties LLC)	175.0	9.0
12/2014	MPLX LP / 30.5% interest in MPLX Pipe Line Holdings LP (Marathon Petroleum Corporation)	800.0	10.0
10/2014	Phillips 66 Partners / Two crude-oil rail-unloading facilities located in Linden, New Jersey and Ferndale, Washington (Phillips 66)	330.0	8.6
02/2014	MPLX LP / 13% interest in MPLX Pipe Line Holdings LP (Subsidiary of Marathon Petroleum Corporation)	310.0	10.0
02/2014	Phillips 66 Partners LP / Gold Product Pipeline System and the Medford Spheres (Phillips 66)	700.0	10.4
06/2013	Tesoro Logistics LP / Northwest Product Pipeline and Terminal System (Chevron Pipe Line Company and Northwest Terminalling Company)	355.0	10.9
04/2013	MPLX LP / Additional 5% stake in MPLX Pipe Line holdings for 56% total ownership (Marathon Petroleum Corporation)	100.0	9.5
02/2013	Magellan Midstream Partners / 800 miles of refined products pipeline in the Rocky Mountain region and New Mexico (Plains All American Pipeline, L.P.)	190.0	NA
12/2012	Tesoro Logistics LP / Northwest Product Pipeline (Chevron Pipe Line Company)	400.0	12.1
07/2012	Holly Frontier Corporation and Holly Energy Partners, L.P. / 75% interest in UNEV Pipeline, LLC	315.0	10.5
11/2011	Caisse de depot et placement du Quebec / 16.55% interest in Colonial Pipeline Company and Colonial Ventures LLC (ConocoPhillips)	850.0	11.9
03/2011	Buckeye Partners, L.P. / 33 refined petroleum products terminals and 50% interest in Inland Corporation (BP Products North America Inc.)	225.0	9.0
	Mean		**10.1x**
	Median		**10.0x**

Source: Public filings

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Confidential

Precedent M&A Transactions Analysis – Management Pricing

($ in millions, except per share/unit amounts)

Summary Results

	Low		High
Refining - EBITDA			
2016E EBITDA		$903	
Relevant EBITDA Multiple	6.0x	-	7.5x
Implied Enterprise Value Range on December 31, 2016	$5,418	-	$6,773
Refining - Complexity			
Refining Capacity (Barrels per stream day)		264,800	
Nelson Complexity		9.5	
Complexity Barrel Multiple	$1,300	-	$1,700
Implied Enterprise Value Range on December 31, 2016	$3,266	-	$4,271
Relevant Refining Enterprise Value Range on December 31, 2016	$3,266	-	$6,773
Logistics			
2016E EBITDA		$34	
Relevant EBITDA Multiple	9.0x	-	11.0x
Implied Enterprise Value Range on December 31, 2016	$306	-	$374
Retail			
2016E EBITDA		$67	
Relevant EBITDA Multiple	9.0x	-	11.0x
Implied Enterprise Value Range on December 31, 2016	$603	-	$737
Corporate Costs			
2016E EBITDA		($90)	
Weighted Average EBITDA Multiple	6.5x	-	8.0x
Implied Enterprise Value Range on December 31, 2016	($585)	-	($720)
Implied Enterprise Value Range on January 1, 2016 @ 9.5% Discount Rate	$3,305	-	$6,574
Less: Present Value of 2016E Growth Capital Expenditures @ 9.5% Discount Rate		(150)	
Less: Present Value of 2016E Turnaround Expense @ 9.5% Discount Rate		(52)	
Implied Enterprise Value	**$3,103**	**-**	**$6,373**
Plus: Implied Equity Value of Interest in WNRL LP	650	-	800
Plus: Implied Equity Value of WNRL GP	250	-	450
Total Enterprise Value Range	**$4,003**	**-**	**$7,623**
Less: Projected WNR Debt Outstanding as of January 1, 2016		(1,761)	
Plus: Projected WNR Cash as of January 1, 2016		424	
Implied Equity Value	$2,666	-	$6,285
Shares Outstanding [(1)]		111.2	
Implied WNR Price per Share	**$23.98**	**-**	**$56.54**
x 0.2986x per NTI Unit	$7.16	-	$16.88
+ $15.00 per NTI Unit	$15.00	-	$15.00
Implied Value per NTI Unit	**$22.16**	**-**	**$31.88**

(1) Fully diluted shares outstanding as of January 1, 2016, inclusive of 17,083,200 WNR shares issued based on the 0.2986x exchange ratio

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Confidential

Precedent M&A Transactions Analysis – Historical Pricing

($ in millions, except per share/unit amounts)

Summary Results

	Low		High
Refining - EBITDA			
2016E EBITDA		$1,122	
Relevant EBITDA Multiple	6.0x	-	7.5x
Implied Enterprise Value Range on December 31, 2016	$6,732	-	$8,415
Refining - Complexity			
Refining Capacity (Barrels per stream day)		264,800	
Nelson Complexity		9.5	
Complexity Barrel Multiple	$1,300	-	$1,700
Implied Enterprise Value Range on December 31, 2016	$3,266	-	$4,271
Relevant Refining Enterprise Value Range on December 31, 2016	$3,266	-	$8,415
Logistics			
2016E EBITDA		$34	
Relevant EBITDA Multiple	9.0x	-	11.0x
Implied Enterprise Value Range on December 31, 2016	$306	-	$374
Retail			
2016E EBITDA		$67	
Relevant EBITDA Multiple	9.0x	-	11.0x
Implied Enterprise Value Range on December 31, 2016	$603	-	$737
Corporate Costs			
2016E EBITDA		($90)	
Weighted Average EBITDA Multiple	6.5x	-	8.0x
Implied Enterprise Value Range on December 31, 2016	($585)	-	($720)
Implied Enterprise Value Range on January 1, 2016 @ 9.5% Discount Rate	$3,305	-	$8,074
Less: Present Value of 2016E Growth Capital Expenditures @ 9.5% Discount Rate		(150)	
Less: Present Value of 2016E Turnaround Expense @ 9.5% Discount Rate		(52)	
Implied Enterprise Value	**$3,103**	**-**	**$7,873**
Plus: Implied Equity Value of Interest in WNRL LP	650	-	800
Plus: Implied Equity Value of WNRL GP	250	-	450
Total Enterprise Value Range	**$4,003**	**-**	**$9,123**
Less: Projected WNR Debt Outstanding as of January 1, 2016		(1,761)	
Plus: Projected WNR Cash as of January 1, 2016		424	
Implied Equity Value	$2,666	-	$7,785
Shares Outstanding [(1)]		111.2	
Implied WNR Price per Share	**$23.98**	**-**	**$70.03**
x 0.2986x per NTI Unit	$7.16	-	$20.91
+ $15.00 per NTI Unit	$15.00	-	$15.00
Implied Value per NTI Unit	**$22.16**	**-**	**$35.91**

(1) Fully diluted shares outstanding as of January 1, 2016, inclusive of 17,083,200 WNR shares issued based on the 0.2986x exchange ratio

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Indicative Valuation of the Proposed Consideration
Confidential

Peer Group Trading Analysis

($ in millions, except per share amounts)

Company	Share Price 12/18/15	Market Equity Value	Total Enterprise Value	TEV / EBITDA 2015E	2016E	2017E	Dividend Yield
Refining C-Corporations							
Alon USA Energy, Inc.	$15.21	$1,248	$1,455	4.0x	4.4x	4.2x	3.9%
CVR Energy, Inc.	39.18	3,404	3,764	5.1	4.8	6.8	5.1%
Delek US Holdings, Inc.	23.32	1,460	2,248	7.3	5.6	5.5	2.6%
Holly Frontier Corporation	42.03	7,715	9,019	4.7	5.3	5.2	3.1%
Marathon Petroleum Corporation	50.35	27,425	32,721	4.8	4.9	4.9	2.5%
PBF Energy, Inc.	35.68	3,526	4,869	5.5	4.3	4.1	3.4%
Phillips 66	80.56	43,532	48,499	6.2	6.5	5.9	2.8%
Tesoro Corporation	104.32	12,921	18,242	4.7	6.2	6.3	1.9%
Valero Energy Corporation	70.03	34,113	36,740	4.3	4.8	4.8	2.9%
Mean				**5.2x**	**5.2x**	**5.3x**	**3.1%**
Median				**4.8**	**4.9**	**5.2**	**2.9%**

Source: Public filings and FactSet

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Indicative Valuation of the Proposed Consideration
Confidential

Peer Group Trading Analysis – Management Pricing

($ in millions, except per share/unit amounts)

Summary Results

	Low		High
2016E EBITDA		$912	
Relevant EBITDA Multiple	5.5x	-	7.0x
Implied Enterprise Value Range	$5,016	-	$6,384
2017E EBITDA		$949	
Relevant EBITDA Multiple	5.5x	-	7.0x
Implied Enterprise Value Range	$5,220	-	$6,643
Implied Enterprise Value Range	**$5,016**	**-**	**$6,643**
Plus: Implied Equity Value of Interest in WNRL LP	650	-	800
Plus: Implied Equity Value of WNRL GP	250	-	450
Total Enterprise Value Range	**$5,916**	**-**	**$7,893**
Less: Projected Debt Outstanding as of January 1, 2016		(1,761)	
Plus: Projected Cash as of January 1, 2016		424	
Implied Equity Value	$4,579	-	$6,556
Shares Outstanding (1)		111.2	
Implied WNR Price per Share	**$41.19**	**-**	**$58.97**
x 0.2986x per NTI Unit	$12.30	-	$17.61
+ $15.00 per NTI Unit	$15.00	-	$15.00
Implied Value per NTI Unit	**$27.30**	**-**	**$32.61**

(1) Fully diluted shares outstanding as of January 1, 2016, inclusive of 17,083,200 WNR shares issued based on the 0.2986x exchange ratio

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Indicative Valuation of the Proposed Consideration *Confidential*

Peer Group Trading Analysis – Historical Pricing

($ in millions, except per share/unit amounts)

Summary Results

	Low		High
2016E EBITDA		$1,132	
Relevant EBITDA Multiple	5.5x	-	7.0x
Implied Enterprise Value Range	$6,226	-	$7,924
2017E EBITDA		$1,199	
Relevant EBITDA Multiple	5.5x	-	7.0x
Implied Enterprise Value Range	$6,595	-	$8,393
Implied Enterprise Value Range	**$6,226**	**-**	**$8,393**
Plus: Implied Equity Value of Interest in WNRL LP	650	-	800
Plus: Implied Equity Value of WNRL GP	250	-	450
Total Enterprise Value Range	**$7,126**	**-**	**$9,643**
Less: Projected Debt Outstanding as of January 1, 2016		(1,761)	
Plus: Projected Cash as of January 1, 2016		424	
Implied Equity Value	$5,789	-	$8,306
Shares Outstanding [(1)]		111.2	
Implied WNR Price per Share	**$52.07**	**-**	**$74.71**
x 0.2986x per NTI Unit	$15.55	-	$22.31
+ $15.00 per NTI Unit	$15.00	-	$15.00
Implied Value per NTI Unit	**$30.55**	**-**	**$37.31**

(1) Fully diluted shares outstanding as of January 1, 2016, inclusive of 17,083,200 WNR shares issued based on the 0.2986x exchange ratio

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Indicative Valuation of the Proposed Consideration *Confidential*

Preliminary Valuation Analysis of WNRL LP – Total Equity Value Attributable to WNR[(1)]

($ in millions)



Discounted Distributions
Precedent Transactions
Peer Group Trading
Indicative Value Range
Current Market Value of $646(1)(2)
$1,500
$1,250
$1,000
$750
$500
$250
$ -
$1,182
$641
$791
$555
$1,038
$636
$800
$650
WNRL LP Distributions at 5.50% - 7.50% Terminal Yield
Cost of Capital Based on CAPM and Total Expected Market Return
2016E WNRL EBITDA at 9.0x - 11.0x EBITDA Multiple
2016E WNRL EBITDA at 8.0x - 11.0x EBITDA Multiple
2017E WNRL EBITDA at 7.0x - 9.0x EBITDA Multiple

(1) Based on 30,969,592 WNRL units owned by WNR as of January 1, 2016
(2) As of December 18, 2015

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Confidential

Preliminary Valuation Analysis of WNRL LP – Per Unit


Discounted Distributions
Precedent Transactions
Peer Group Trading
Indicative Value Range
$50.00
$40.00
$30.00
$20.00
$10.00
$ -
$38.17
$20.70
$25.53
$17.93
$33.53
$20.52
WNRL Unit Price of $20.87(1)
$25.83
$20.99
WNRL LP Distributions at 5.50% - 7.50% Terminal Yield
Cost of Capital Based on CAPM and Total Expected Market Return
2016E WNRL EBITDA at 9.0x - 11.0x EBITDA Multiple
2016E WNRL EBITDA at 8.0x - 11.0x EBITDA Multiple
2017E WNRL EBITDA at 7.0x - 9.0x EBITDA Multiple

(1) As of December 18, 2015

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Indicative Valuation of the Proposed Consideration

Confidential

Preliminary Valuation Analysis of WNRL LP (cont'd)

($ in millions, except per unit amounts)

Discounted Distribution Analysis

- The analysis below sets forth WNRL's projected annual distributions per unit based on the WNRL Financial Projections for the years ending December 31, 2016E, 2017E, 2018E, 2019E and 2020E discounted at a cost of equity for WNRL ranging between 9.5% and 10.5% based on CAPM and 15.0% to 20.0% based on the total expected market return

Summary Results

	For the Years Ending,					Terminal Value		
	2016E	2017E	2018E	2019E	2020E	Low		High
WNRL Pro Forma Distribution per LP Unit	$1.83	$2.05	$2.27	$2.47	$2.54	$2.54		$2.54
Terminal Yield (1)						7.50%	-	5.50%
Terminal Value						$33.87	-	$46.18
Equity Cost of Capital Based on CAPM								
Present Value @ 9.0% of Equity Value						$30.95	-	$38.95
Present Value @ 9.5% of Equity Value						30.35	-	38.17
Present Value @ 10.0% of Equity Value						29.76	-	37.41
Present Value @ 10.5% of Equity Value						29.19	-	36.67
Present Value @ 11.0% of Equity Value						28.64	-	35.95
Implied WNR Equity Value Range - Based on CAPM						**$29.19**	**-**	**$38.17**
Equity Cost of Capital Based on Expected Market Total Return								
Present Value @ 12.5% of Equity Value						$27.06	-	$33.89
Present Value @ 15.0% of Equity Value						24.68	-	30.80
Present Value @ 17.5% of Equity Value						22.57	-	28.07
Present Value @ 20.0% of Equity Value						20.70	-	25.65
Present Value @ 22.5% of Equity Value						19.04	-	23.51
Implied WNRL Common Unit Value Range - Based on Expected Market Total Return						**$20.70**	**-**	**$30.80**
Relevant WNRL Common Unit Value Range						**$20.70**	**-**	**$38.17**
WNRL Units Owned by WNR (2)							31.0	
Relevant WNRL Equity Value Range Attributable to WNR						**$641**	**-**	**$1,182**

(1) WNRL 52-week yield range of 4.1% to 8.0%, with an average yield of 5.3% and a current yield of 7.3% as of December 18, 2015
(2) As of January 1, 2016

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Indicative Valuation of the Proposed Consideration *Confidential*

Preliminary Valuation Analysis of WNRL LP (cont'd)

($ in millions)

Precedent M&A Transactions

Date Announced	Acquiror/Target (Seller)	Transaction Value ($MM)	Forward Year EBITDA Multiple
11/2015	Western Refining Logistics, LP / TexNew Mex Pipeline and an 80,000 barrel crude oil storage tank (Western Refining, Inc.)	$180.0	NA
05/2015	Shell Midstream Partners, L.P. / 19.5% interest in Zydeco Pipeline Company, LLC and 1.388% interest in Colonial Pipeline Company (Shell Pipeline Company LP)	448.0	10.0x
05/2015	PBF Logistics LP / Delaware City Pipeline and Truck Rack (PBF Energy Inc.)	143.0	10.0
12/2014	Sprague Resources LP / Kildair Service Ltd (Sprague Canadian Properties LLC)	175.0	9.0
12/2014	MPLX LP / 30.5% interest in MPLX Pipe Line Holdings LP (Marathon Petroleum Corporation)	800.0	10.0
10/2014	Phillips 66 Partners / Two crude-oil rail-unloading facilities located in Linden, New Jersey and Ferndale, Washington (Phillips 66)	330.0	8.6
02/2014	MPLX LP / 13% interest in MPLX Pipe Line Holdings LP (Subsidiary of Marathon Petroleum Corporation)	310.0	10.0
02/2014	Phillips 66 Partners LP / Gold Product Pipeline System and the Medford Spheres (Phillips 66)	700.0	10.4
06/2013	Tesoro Logistics LP / Northwest Product Pipeline and Terminal System (Chevron Pipe Line Company and Northwest Terminalling Company)	355.0	10.9
04/2013	MPLX LP / Additional 5% stake in MPLX Pipe Line holdings for 56% total ownership (Marathon Petroleum Corporation)	100.0	9.5
02/2013	Magellan Midstream Partners / 800 miles of refined products pipeline in the Rocky Mountain region and New Mexico (Plains All American Pipeline, L.P.)	190.0	NA
12/2012	Tesoro Logistics LP / Northwest Product Pipeline (Chevron Pipe Line Company)	400.0	12.1
07/2012	Holly Frontier Corporation and Holly Energy Partners, L.P. / 75% interest in UNEV Pipeline, LLC	315.0	10.5
11/2011	Caisse de depot et placement du Quebec / 16.55% interest in Colonial Pipeline Company and Colonial Ventures LLC (ConocoPhillips)	850.0	11.9
03/2011	Buckeye Partners, L.P. / 33 refined petroleum products terminals and 50% interest in Inland Corporation (BP Products North America Inc.)	225.0	9.0
	Mean		**10.1x**
	Median		**10.0x**

Source: Public filings

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Indicative Valuation of the Proposed Consideration *Confidential*

Preliminary Valuation Analysis of WNRL LP (cont'd)

($ in millions, except per unit amounts)

Precedent M&A Transactions Analysis

	Low		High
2016E WNRL EBITDA[(1)]		$181	
Relevant EBITDA Multiple	9.0x	-	11.0x
Implied Enterprise Value Range on January 1, 2016	$1,629	-	$1,991
Less: Present Value of $370.0 Million Logistics Purchase Price @ 8.0% Discount Rate		(343)	
Less: Present Value of Discretionary Organic Capital Expenditures @ 8.0% Discount Rate		(38)	
Implied Enterprise Value	**$1,248**	**-**	**$1,610**
Less: Projected WNRL Debt Outstanding as of January 1, 2016		(445)	
Plus: Projected WNRL Cash as of January 1, 2016		50	
Implied Equity Value	**$853**	**-**	**$1,215**
Units Outstanding [(2)]		47.6	
Implied WNRL Price per Unit	**$17.93**	**-**	**$25.53**
WNRL Units Owned by WNR [(2)]		31.0	
Implied WNRL Equity Value Attributable to WNR	**$555**	**-**	**$791**

(1) WNRL 2016E EBITDA adjusted to include full year 2016E EBITDA from NTI drop downs
(2) As of January 1, 2016

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Confidential

Preliminary Valuation Analysis of WNRL LP (cont'd)

($ in millions, except per unit amounts)

Peer Group Trading Analysis

Partnership	Price 12/18/15	Equity Value	Enterprise Value	Enterprise Value / EBITDA 2015E	2016E	2017E	Distribution Yield Current	2016E	2017E	Distribution Growth	Total Return
Refined Products / Crude Oil MLPs											
Buckeye Partners, L.P.	$55.85	$7,196	$11,093	13.0x	11.2x	10.5x	8.4%	8.8%	9.3%	4.4%	12.8%
Delek Logistics Partners, LP	29.86	739	1,056	10.5	8.7	8.0	7.4%	8.6%	9.8%	8.5%	15.8%
Genesis Energy, L.P.	32.13	3,534	5,112	11.7	8.6	8.0	8.0%	8.7%	9.6%	10.0%	18.0%
Global Partners LP	15.46	526	1,760	7.6	7.0	6.4	18.0%	18.9%	19.8%	5.5%	23.5%
Holly Energy Partners, L.P.	30.19	1,807	2,842	12.1	10.5	9.3	7.4%	7.8%	8.4%	5.8%	13.2%
Magellan Midstream Partners, L.P.	62.53	14,221	17,619	15.5	14.6	13.2	4.9%	5.3%	5.9%	10.5%	15.4%
MPLX LP	33.24	10,028	16,996	NA	NA	NA	5.7%	6.9%	8.3%	20.7%	26.3%
NuStar Energy LP	34.12	2,712	5,747	9.2	9.6	9.1	12.8%	12.8%	12.9%	0.7%	13.6%
Phillips 66 Partners LP	56.86	4,790	5,851	23.0	12.4	7.8	2.8%	3.7%	4.6%	23.0%	25.8%
Plains All American Pipeline, L.P.	19.88	8,068	18,755	8.5	7.8	6.9	14.1%	14.1%	14.3%	1.8%	15.9%
Rose Rock Midstream, L.P.	16.25	610	1,311	7.6	6.4	4.9	16.2%	17.1%	18.0%	7.3%	23.6%
Sprague Resources LP	20.48	441	981	8.3	8.3	8.3	9.8%	10.8%	11.8%	10.4%	20.3%
Sunoco Logistics Partners, L.P.	22.07	6,077	10,991	10.0	8.1	6.0	8.3%	9.4%	10.7%	10.6%	18.9%
Tesoro Logistics LP	45.73	4,093	7,091	10.8	8.7	7.1	6.3%	7.5%	8.7%	10.6%	16.9%
TransMontaigne Partners L.P.	21.52	354	603	7.4	7.4	7.2	12.4%	12.4%	13.0%	2.4%	14.8%
Valero Energy Partners LP	49.31	3,073	3,199	19.0	11.3	7.9	2.5%	3.1%	3.9%	23.9%	26.4%
Western Refining Logistics, LP	20.87	986	1,385	12.3	8.2	6.4	7.3%	8.4%	9.5%	14.6%	21.9%
World Point Terminals LP	11.94	416	400	6.6	5.7	3.8	10.1%	10.3%	10.7%	3.3%	13.3%
Mean				**11.4x**	**9.1x**	**7.7x**	**9.0%**	**9.7%**	**10.5%**	**9.7%**	**18.7%**
Median				**10.5**	**8.6**	**7.8**	**8.1%**	**8.8%**	**9.7%**	**9.3%**	**17.4%**

EVERCORE 87 NORTHERN TIER

Indicative Valuation of the Proposed Consideration

Confidential

Preliminary Valuation Analysis of WNRL LP (cont'd)

($ in millions, except per unit amounts)

Peer Group Trading Analysis (cont'd)

	Low		High
2016E WNRL EBITDA[(1)]		$181	
Relevant EBITDA Multiple	8.0x	-	11.0x
Implied Enterprise Value Range	**$1,448**	**-**	**$1,991**
2017E WNRL EBITDA		$196	
Relevant EBITDA Multiple	7.0x	-	9.0x
Implied Enterprise Value Range	**$1,372**	**-**	**$1,764**
Relevant Enterprise Value	**$1,372**	**-**	**$1,991**
Less: Projected WNRL Debt Outstanding as of January 1, 2016		(445)	
Plus: Projected WNRL Cash as of January 1, 2016		50	
Implied Equity Value	**$977**	**-**	**$1,596**
Units Outstanding [(2)]		47.6	
Implied WNRL Price per Unit	**$20.52**	**-**	**$33.53**
WNRL Units Owned by WNR [(2)]		31.0	
Implied WNRL Equity Value Attributable to WNR	**$636**	**-**	**$1,038**

(1) WNRL 2016E EBITDA adjusted to include full year 2016E EBITDA from NTI drop downs
(2) As of January 1, 2016

EVERCORE 88 NORTHERN TIER

Indicative Valuation of the Proposed Consideration

Confidential

Preliminary Valuation Analysis of WNRL GP

($ in millions)


Discounted Distributions
Precedent Transactions
Peer Group Trading
Indicative Value Range
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$ -
$680
$327
$408
$276
$480
$230
$450
$250
WNRL GP Distributions at 15.0x - 20.0x Cash Flow Multiple
Cost of Capital Based on CAPM and Total Expected Market Return
2016E WNRL GP Cash Flow at 18.0x - 25.0x Cash Flow Multiple
2017E WNRL GP Cash Flow at 18.0x - 25.0x Cash Flow Multiple
2016E WNRL GP Cash Flow at 16.0x - 24.0x Cash Flow Multiple
2017E WNRL GP Cash Flow at 10.0x - 18.0x Cash Flow Multiple

EVERCORE 89 NORTHERN TIER

Indicative Valuation of the Proposed Consideration

Confidential

Preliminary Valuation Analysis of WNRL GP (cont'd)

($ in millions)

Discounted Distribution Analysis

- The analysis below sets forth WNR's projected annual GP distributions from WNRL based on the WNR Financial Projections for the years ending December 31, 2016E, 2017E, 2018E, 2019E and 2020E discounted at a cost of equity for WNRL GP ranging between 12.0% and 13.0% based on CAPM and 20.0% to 25.0% based on the total expected market return (as detailed in the Appendix)

Summary Results

	For the Years Ending,					Terminal Value		
	2016E	2017E	2018E	2019E	2020E	Low		High
WNR Pro Forma GP Distributions	$5.0	$23.0	$35.0	$47.0	$50.0	$50.0		$50.0
GP Exit Multiple						15.0x	-	20.0x
Terminal Value						$750.0	-	$1,000.0
Equity Cost of Capital Based on CAPM								
Present Value @ 11.5% of Equity Value						$548.9	-	$693.9
Present Value @ 12.0% of Equity Value						537.7	-	679.6
Present Value @ 12.5% of Equity Value						526.8	-	665.5
Present Value @ 13.0% of Equity Value						516.2	-	651.9
Present Value @ 13.5% of Equity Value						505.9	-	638.6
Implied WNR Equity Value Range - Based on CAPM						**$516.2**	**-**	**$679.6**
Equity Cost of Capital Based on Expected Market Total Return								
Present Value @ 17.5% of Equity Value						$431.9	-	$543.5
Present Value @ 20.0% of Equity Value						392.5	-	493.0
Present Value @ 22.5% of Equity Value						357.6	-	448.2
Present Value @ 25.0% of Equity Value						326.6	-	408.5
Present Value @ 27.5% of Equity Value						298.9	-	373.1
Implied WNR Equity Value Range - Based on Expected Market Total Return						**$326.6**	**-**	**$493.0**
Relevant WNR Equity Value Range						**$326.6**	**-**	**$679.6**

EVERCORE 90 NORTHERN TIER

Indicative Valuation of the Proposed Consideration *Confidential*

Preliminary Valuation of WNRL GP (cont'd)

($ in millions)

GP Transactions

Date Announced	Acquiror / Target	Transaction Value	Run Rate GP Cash Flow Acquired	IDR Tier	Transaction Value/ Run Rate GP Cash Flow
09/28/15	Energy Transfer Equity, L.P. / The Williams Companies, Inc.	$37,700.0	$2,081.6	50%	18.1x
04/20/15	Vanguard Natural Resources, LLC / LRE GP LLC	0.1	NM	--	NM
01/15/15	Marlin Midstream Partners / Azure Midstream Energy, LLC	162.5	8.1	2%	20.1
10/13/14	Targa Resources Corp. / Atlas Energy, L.P.	1,869.0	28.1	50%	64.5
10/01/14	Enterprise Products Partners L.P. / Oiltanking Partners L.P. General Partner	4,410.0	30.6	50%	55.4
06/15/14	The Williams Companies, Inc. / 50% general partner interest in Access Midstream Partners L.P. (Global Infrastructure Partners II)	5,995.0	42.0	50%	57.0
05/06/13	Inergy, L.P. / Crestwood Midstream Partners LP General Partner	450.0	20.6	50%	21.8
09/21/10	Penn Virginia Resource Partners L.P. / Penn Virginia GP Holdings, L.P.	956.6	26.4	50%	17.7
09/20/10	Natural Resources Partners L.P. / Natural Resources Partners L.P.'s GP	864.0	56.3	50%	15.4
09/07/10	Enterprise Products Partners L.P. / Enterprise GP Holdings L.P.	8,028.1	266.2	25%	27.3
08/09/10	Inergy, L.P. / Inergy Holdings, L.P.	2,063.2	72.5	50%	25.7
07/22/10	Crestwood Midstream Partners II, LLC / Quicksilver Gas Services LP's general partner	701.0	3.6	25%	76.5
06/11/10	Buckeye Partners, L.P. / Buckeye GP Holdings L.P.	1,138.8	54.5	45%	20.9
05/11/10	Energy Transfer Equity, L.P. / Regency Energy Partners LP	300.0	8.4	25%	35.7

Median - Greater Than 25.0 % GP IDR Tier	**21.8x**
Median - 25.0% GP IDR Tier	**35.7**
Median - 15.0% GP IDR Tier	**NA**
Median - 2.0% GP IDR Tier	**20.1**

Precedent M&A Transactions Analysis

	Low		High
2016E WNRL GP Distributions[1]		$20.0	
Relevant GP Cash Flow Multiple	18.0x	-	25.0x
Implied WNRL GP Equity Value Range on December 31, 2016	$360	-	$500
Implied Enterprise Value Range on January 1, 2016 @ 22.5% GP Expected Market Return	**$294**	**-**	**$408**
2017E WNRL GP Distributions[1]		$23.0	
Relevant GP Cash Flow Multiple	18.0x	-	25.0x
Implied WNRL GP Equity Value on December 31, 2017	$414	-	$575
Implied Enterprise Value Range on January 1, 2016 @ 22.5% GP Expected Market Return	**$276**	**-**	**$383**
Relevant Enterprise Value	**$276**	-	**$408**

Source: Public filings
(1) Pro forma for NTI Logistics drop downs

EVERCORE 91 NORTHERN TIER

Indicative Valuation of the Proposed Consideration *Confidential*

Preliminary Valuation of WNRL GP (cont'd)

($ in millions, except per share/unit amounts)

GP MLPs

						Distributions to GP/IDRs						Enterprise Value of GP Only[1] / GP Distributions		
						General Partner			Annual Distributions					
General Partner	Price 12/18/15	Equity Value	Enterprise Value	Annualized Current Distribution	Current Yield	GP Interest	% Cash Flow Flow to GP	Current GP/ IDR Tier	% from GP	% from LP	Enterprise Value of GP Only[1]	Current	2016E	2017E
GP MLPs														
Alliance Holdings GP, L.P.	$16.50	$988	$983	$3.84	23.3%	2.0%	42.6%	50.0%	64.0%	36.0%	$602.3	4.0x	4.0x	4.0x
Energy Transfer Equity, L.P.	11.09	27,257	68,707	1.06	9.6%	0.7%	37.9%	48.7%	80.4%	19.6%	62,165	20.8	18.9	16.7
EnLink Midstream, LLC	14.86	2,440	2,562	1.00	6.7%	2.0%	11.3%	50.0%	39.3%	60.7%	1,595	23.1	17.3	13.4
EQT GP Holdings, LP	18.57	4,943	5,403	0.50	2.7%	2.0%	21.2%	50.0%	50.6%	49.4%	3,894	64.5	39.5	26.3
NuStar GP Holdings, LLC	15.96	685	711	2.18	13.7%	2.0%	13.0%	25.0%	53.2%	46.8%	361	7.1	7.1	7.0
ONEOK, Inc.	18.93	3,962	5,562	2.46	13.0%	2.0%	32.2%	50.0%	54.3%	45.7%	2,952	6.9	6.9	6.7
Plains GP Holdings, L.P.	7.50	4,545	5,876	0.91	12.1%	2.0%	36.3%	50.0%	100.0%	0.0%	5,876	9.2	9.2	9.0
Targa Resources Corp.	25.74	1,442	2,061	3.64	14.1%	2.0%	30.4%	50.0%	83.2%	16.8%	1,811	9.4	8.4	7.3
Tallgrass Energy GP, LP	13.66	2,148	2,321	0.58	4.2%	2.0%	24.6%	50.0%	51.4%	48.6%	1,603	31.6	22.1	15.5
Western Gas Equity Partners, LP	30.16	6,602	6,601	1.53	5.1%	1.9%	31.3%	49.9%	56.9%	43.1%	4,626	22.9	18.5	15.3
Mean					**10.4%**				**63.3%**	**36.7%**		**20.0x**	**15.2x**	**12.1x**
Median					**10.8%**				**55.6%**	**44.4%**		**15.1**	**13.2**	**11.2**

Peer Group Trading Analysis

	Low		High
2016E WNRL GP Distributions[1]		$20.0	
Relevant GP Cash Flow Multiple	16.0x	-	24.0x
Implied WNRL GP Equity Value	**$320**	**-**	**$480**
2017E WNRL GP Distributions[1]		$23.0	
Relevant GP Cash Flow Multiple	10.0x	-	18.0x
Implied WNRL GP Equity Value	**$230**	**-**	**$414**
Relevant Enterprise Value	**$230**	**-**	**$480**

Source: Public filings and FactSet
(1) Pro forma for NTI Logistics drop downs

EVERCORE 92 NORTHERN TIER

VI. Pro Forma Analysis

EVERCORE

Pro Forma Analysis

Confidential

Standalone and Pro Forma


NTI
WNR
Pro Forma
2016E Adjusted EBITDA
Adjusted EBITDA 100%
Adjusted EBITDA 100%
NTI Adjusted EBITDA 40%
WNR Adjusted EBITDA 60%
$369 million
$561 million
$912 million
Weighted Average Nelson Complexity
11.5
8.2
9.5
11.5 Nelson Complexity
8.2 Nelson Complexity
9.5 Nelson Complexity
Refining/Retail and Other Mix
Retail and Other 17%
Refining 83%
Retail and Other 8%
Refining 92%
Retail and Other 11%
Refining 89%
2016E Refining/Retail and Other EBITDA: $369 million
2016E Refining/Retail and Other EBITDA: $561 million
2016E Refining/Retail and Other EBITDA: $1,020 million
Retail Fuel Sales/ Inside Sales
Inside Sales 20%
Fuel Sales 80%
Inside Sales 18%
Fuel Sales 82%
Inside Sales 19%
Fuel Sales 81%
2016E Retail Sales: $1,828 million
2016E Retail Sales: $1,616 million
2016E Retail Sales: $3,444 million

EVERCORE 93 NORTHERN TIER

Pro Forma Analysis *Confidential*

Summary Value Per Share – Future Value with Cumulative Distributions/Dividends

Management Pricing


$50.00
$45.00
$40.00
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
2016E
2017E
2018E
2019E
2020E
$29.99
$23.36
$19.04
$32.82
$29.42
$29.05
$36.76
$30.72
$30.49
$39.75
$37.65
$35.99
$42.45
$40.08
$38.81
Standalone - Yield Based Approach - Management Pricing
Standalone - SOTP Analysis - Management Pricing
Pro Forma - SOTP Analysis - Management Pricing

Historical Pricing


$50.00
$45.00
$40.00
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
2016E
2017E
2018E
2019E
2020E
$33.60
$20.19
$14.78
$37.29
$29.96
$29.95
$39.62
$26.38
$24.77
$44.10
$38.87
$36.72
$47.59
$43.55
$41.20
Standalone - Yield Based Approach - Historical Pricing
Standalone - SOTP Analysis - Historical Pricing
Pro Forma - SOTP Analysis - Historical Pricing

EVERCORE 94 NORTHERN TIER

Pro Forma Analysis *Confidential*

Yield Based Approach – NTI Standalone

($ in millions, except per unit amounts)

Yield Based Approach – Management Pricing

	For the Year Ending December 31,				
	2016E	2017E	2018E	2019E	2020E
Adjusted NTI DPU	$2.19	$3.09	$2.90	$3.39	$3.28
Yield	13.0%	13.0%	13.0%	13.0%	13.0%
$/NTI Unit - Future Value	**$16.85**	**$23.77**	**$22.31**	**$26.08**	**$25.23**
Plus Cumulative Distributions	**$2.19**	**$5.28**	**$8.18**	**$11.57**	**$14.85**
$/NTI Unit - Future Value with Cumulative Distributions	**$19.04**	**$29.05**	**$30.49**	**$37.65**	**$40.08**

Yield Based Approach – Historical Pricing

	For the Year Ending December 31,				
	2016E	2017E	2018E	2019E	2020E
Adjusted NTI DPU	$1.70	$3.25	$2.28	$3.64	$3.76
Yield	13.0%	13.0%	13.0%	13.0%	13.0%
$/NTI Unit - Future Value	**$13.08**	**$25.00**	**$17.54**	**$28.00**	**$28.92**
Plus Cumulative Distributions	**$1.70**	**$4.95**	**$7.23**	**$10.87**	**$14.63**
$/NTI Unit - Future Value with Cumulative Distributions	**$14.78**	**$29.95**	**$24.77**	**$38.87**	**$43.55**

EVERCORE 95 NORTHERN TIER

Pro Forma Analysis *Confidential*

Sum of the Parts Analysis – NTI Standalone

($ in millions, except per unit amounts)

Sum of the Parts Analysis – Management Pricing

	Assumed Multiple	For the Year Ending December 31, 2016E	2017E	2018E	2019E	2020E
Refining						
NTI Refining EBITDA		$315	$362	$332	$362	$353
Assumed Multiple	5.5x					
Implied Refining EV		$1,733	$1,991	$1,826	$1,991	$1,942
Logistics						
NTI Logistics EBITDA		$40	$41	$42	$43	$44
Assumed Multiple	9.5x					
Implied Logistics EV		$380	$390	$399	$409	$418
Retail						
NTI Retail EBITDA		$25	$26	$28	$28	$29
Assumed Multiple	10.5x					
Implied Retail EV		$263	$273	$294	$294	$305
Corporate Costs						
EBITDA		($11)	($11)	($11)	($12)	($12)
Assumed Multiple	6.25x					
Implied EV		($69)	($69)	($69)	($75)	($75)
Implied NTI Standalone EV		**$2,306**	**$2,585**	**$2,450**	**$2,619**	**$2,589**
Less: NTI Standalone Debt		($356)	($356)	($356)	($356)	($356)
Plus: NTI Standalone Cash		46	65	61	89	89
Implied NTI Standalone Equity Value		**$1,996**	**$2,294**	**$2,155**	**$2,352**	**$2,322**
Pro Forma NTI Units Outstanding		94.3	95.0	95.6	96.3	96.9
Implied NTI Unit Price		$21.17	$24.14	$22.54	$24.42	$23.96
Plus: Cumulative Distributions		2.19	5.28	8.18	11.57	14.85
$/NTI Unit - Future Value with Cumulative Distributions		**$23.36**	**$29.42**	**$30.72**	**$35.99**	**$38.81**
Distribution per Unit		*$2.19*	*$3.09*	*$2.90*	*$3.39*	*$3.28*

EVERCORE 96 NORTHERN TIER

Pro Forma Analysis *Confidential*

Sum of the Parts Analysis – NTI Standalone (cont'd)

($ in millions, except per unit amounts)

Sum of the Parts Analysis – Historical Pricing

	Assumed Multiple	For the Year Ending December 31, 2016E	2017E	2018E	2019E	2020E
Refining						
NTI Refining EBITDA		$269	$377	$273	$387	$399
Assumed Multiple	5.5x					
Implied Refining EV		$1,480	$2,074	$1,502	$2,129	$2,195
Logistics						
NTI Logistics EBITDA		$40	$41	$42	$43	$44
Assumed Multiple	9.5x					
Implied Logistics EV		$380	$390	$399	$409	$418
Retail						
NTI Retail EBITDA		$25	$26	$28	$28	$29
Assumed Multiple	10.5x					
Implied Retail EV		$263	$273	$294	$294	$305
Corporate Costs						
EBITDA		($11)	($11)	($11)	($12)	($12)
Assumed Multiple	6.25x					
Implied EV		($69)	($69)	($69)	($75)	($75)
Implied NTI Standalone EV		**$2,053**	**$2,667**	**$2,126**	**$2,756**	**$2,842**
Less: NTI Standalone Debt		($356)	($356)	($356)	($356)	($356)
Plus: NTI Standalone Cash		46	65	61	89	89
Implied NTI Standalone Equity Value		**$1,743**	**$2,376**	**$1,831**	**$2,489**	**$2,575**
Pro Forma NTI Units Outstanding		94.3	95.0	95.6	96.3	96.9
Implied NTI Unit Price		$18.49	$25.01	$19.15	$25.85	$26.57
Plus: Cumulative Distributions		1.70	4.95	7.23	10.87	14.63
$/NTI Unit - Future Value with Cumulative Distributions		**$20.19**	**$29.96**	**$26.38**	**$36.72**	**$41.20**
Distribution per Unit		*$1.70*	*$3.25*	*$2.28*	*$3.64*	*$3.76*

EVERCORE 97 NORTHERN TIER

Pro Forma Analysis Confidential

Sum of the Parts Analysis – WNR Pro Forma ($ in millions, except per share/unit amounts)

Sum of the Parts Analysis – Management Pricing

Assumed For the Year Ending December 31,

Multiple/Yield 2016E 2017E 2018E 2019E 2020E

Refining

WNR Refining EBITDA $588 $588 $695 $709 $766 NTI Refining EBITDA 315 362 332 362 353 Total Refining EBITDA $903 $950 $1,027 $1,071 $1,119 Assumed Multiple 5.5x Implied WNR Refining Pro Forma EV $4,967 $5,225 $5,649 $5,891 $6,155

Logistics

WNR Logistics EBITDA $9 $21 $35 $5 $10 NTI Logistics EBITDA — — -Total Logistics EBITDA $9 $21 $35 $5 $10 Assumed Multiple 9.5x Implied WNR Logistics Pro Forma EV $86 $200 $333 $48 $95

Retail

WNR Retail EBITDA $42 $43 $45 $48 $50 NTI Retail EBITDA 25 26 28 28 29 Total Retail EBITDA $67 $69 $73 $76 $79 Assumed Multiple 10.5x Implied WNR Retail Pro Forma EV $704 $725 $767 $798 $830

Corporate Costs

EBITDA ($90) ($91) ($92) ($94) ($95) Assumed Multiple 6.25x Implied EV ($563) ($569) ($575) ($588) ($594)

Implied WNR Pro Forma EV $5,193 $5,580 $6,173 $6,149 $6,485

Less: WNR Pro Forma Debt ($1,754) ($1,747) ($1,740) ($1,733) ($1,726) Plus: WNR Pro Forma Cash 875 1,082 1,396 1,979 2,308

Implied WNR Pro Forma Equity Value $4,314 $4,915 $5,828 $6,395 $7,068

WNRL LP Distributions to WNR $64 $67 $75 $81 $83 Assumed Yield 7.5% WNRL LP Equity Value Attributable to WNR $853 $893 $1,000 $1,080 $1,107

WNRL GP Distributions to WNR $12 $23 $35 $47 $50 Assumed Multiple 20.0x WNRL GP Equity Value Attributable to WNR $240 $460 $700 $940 $1,000 Total WNR Pro Forma Equity Value $5,407 $6,268 $7,528 $8,415 $9,174

Pro Forma WNR Shares Outstanding 111.2 111.2 111.2 111.2 111.2

Implied WNR Share Price $48.64 $56.38 $67.72 $75.69 $82.52

Exchange Ratio—WNR Shares per NTI Unit 0.2986x 0.2986x 0.2986x 0.2986x 0.2986x

Implied Equity Consideration $14.52 $16.84 $20.22 $22.60 $24.64

Plus: Cash Consideration 15.00 15.00 15.00 15.00 15.00

Total Implied Value per NTI Unit $29.52 $31.84 $35.22 $37.60 $39.64

Plus: Cumulative Dividends $0.47 $0.98 $1.54 $2.15 $2.81 $/NTI Unit—Future Value with Cumulative Dividends $29.99 $32.82 $36.76 $39.75 $42.45

Dividends per Share $1.56 $1.72 $1.88 $2.04 $2.20 Dividends per Share @ 0.2986x $0.47 $0.51 $0.56 $0.61 $0.66

Pro Forma Analysis Confidential

Sum of the Parts Analysis – WNR Pro Forma (cont’d) ($ in millions, except per share/unit amounts)

Sum of the Parts Analysis – Historical Pricing

Assumed For the Year Ending December 31,

Multiple/Yield 2016E 2017E 2018E 2019E 2020E

Refining

WNR Refining EBITDA $853 $822 $879 $887 $950 NTI Refining EBITDA 269 377 273 387 399 Total Refining EBITDA $1,122 $1,199 $1,152 $1,274 $1,349 Assumed Multiple 5.5x Implied WNR Refining Pro Forma EV $6,171 $6,595 $6,336 $7,007 $7,420

Logistics

WNR Logistics EBITDA $9 $21 $35 $5 $10 NTI Logistics EBITDA — — -Total Logistics EBITDA $9 $21 $35 $5 $10 Assumed Multiple 9.5x Implied WNR Logistics Pro Forma EV $86 $200 $333 $48 $95

Retail

WNR Retail EBITDA $42 $43 $45 $48 $50 NTI Retail EBITDA 25 26 28 28 29 Total Retail EBITDA $67 $69 $73 $76 $79 Assumed Multiple 10.5x Implied WNR Retail Pro Forma EV $704 $725 $767 $798 $830

Corporate Costs

EBITDA ($90) ($91) ($92) ($94) ($95) Assumed Multiple 6.25x Implied EV ($563) ($569) ($575) ($588) ($594)

Implied WNR Pro Forma EV $6,398 $6,950 $6,860 $7,265 $7,750

Less: WNR Pro Forma Debt ($1,754) ($1,747) ($1,740) ($1,733) ($1,726) Plus: WNR Pro Forma Cash 1,014 1,379 1,772 2,482 2,957

Implied WNR Pro Forma Equity Value $5,657 $6,581 $6,892 $8,014 $8,982

WNRL LP Distributions to WNR $64 $67 $75 $81 $83 Assumed Yield 7.5% WNRL LP Equity Value Attributable to WNR $853 $893 $1,000 $1,080 $1,107

WNRL GP Distributions to WNR $12 $23 $35 $47 $50 Assumed Multiple 20.0x WNRL GP Equity Value Attributable to WNR $240 $460 $700 $940 $1,000 Total WNR Pro Forma Equity Value $6,750 $7,935 $8,592 $10,034 $11,088

Pro Forma WNR Shares Outstanding 111.2 111.2 111.2 111.2 111.2

Implied WNR Share Price $60.72 $71.37 $77.28 $90.26 $99.74

Exchange Ratio—WNR Shares per NTI Unit 0.2986x 0.2986x 0.2986x 0.2986x 0.2986x

Implied Equity Consideration $18.13 $21.31 $23.08 $26.95 $29.78

Plus: Cash Consideration 15.00 15.00 15.00 15.00 15.00

Total Implied Value per NTI Unit $33.13 $36.31 $38.08 $41.95 $44.78

Plus: Cumulative Dividends $0.47 $0.98 $1.54 $2.15 $2.81 $/NTI Unit—Future Value with Cumulative Dividends $33.60 $37.29 $39.62 $44.10 $47.59

Dividends per Share $1.56 $1.72 $1.88 $2.04 $2.20 Dividends per Share @ 0.2986x $0.47 $0.51 $0.56 $0.61 $0.66

Pro Forma Analysis Confidential Tax Impact to NTI Unitholders

Evercore analyzed the estimated unitholder tax basis data as provided by NTI management and as calculated by Deloitte LLP

– Utilized pre-merger tax data for NTI Schedule K-1s

– Analysis as of December 31, 2014

– Utilized the Proposed Consideration

Pro Forma Analysis Confidential Tax Impact to NTI Unitholders (cont’d)

Distribution of Net Ordinary Gain Distribution of Net Capital Gain / Loss

8.0 12.0

7.0 10.0 s ) 6.0

8.0

5.0

(Million 4.0 (Millions) 6.0 its 3.0 4.0

Un 2.0 Units

2.0

1.0

— 75 50 25 00 75 50 25 00 75 50 25 00 75 50 25 00

— $

$ 25 50 75 00 25 50 75 00 25 50 75 00 25 50 75 00 . . . . . . . . . . . . . . . .

0 . . 0 0 . 1 . 1 . 1 . . 1 2 . . 2 . 2 . 2 3 . . 3 3 . . 3 4 . 0 1 $ 2 3 3 4 5 6 6 7 8 9 9 10 11 12 $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $

First Decile $0.00—$1.64 Seventh Decile $3.25—$3.41 First Decile ($0.99)—$1.47 Seventh Decile $5.65—$6.97

Second Decile $1.64—$2.15 Eighth Decile $3.41—$3.54 Second Decile $1.47—$1.86 Eighth Decile $6.97—$7.43

Third Decile $2.15—$2.35 Ninth Decile $3.54—$3.71 Third Decile $1.86—$2.90 Ninth Decile $7.43—$11.40 Fourth Decile $2.35—$2.61 Tenth Decile $3.71—$3.77 Fourth Decile $2.90—$3.48 Tenth Decile $11.40—$11.55

Fifth Decile $2.61—$3.15 Median $3.15 Fifth Decile $3.48—$4.31 Median $4.31 Sixth Decile $3.15—$3.25 Weighted Average $1.84 Sixth Decile $4.31—$5.65 Weighted Average $2.93

Distribution of Total Gain

16.0 14.0 s ) 12.0 ion 10.0

(Mill 8.0 s 6.0

Unit 4.0

2.0 —

. 00 95 . . 90 . 85 80 . 75 . 70 . . 65 60 . 55 . . 50 45 . 40 . . 35 . 30 25 . 20 .

2 2 3 4 5 6 7 8 9 10 1 1 12 13 14 15 16 17 $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $

First Decile $0.39—$3.58 Seventh Decile $8.17—$9.89 Second Decile $3.58—$4.08 Eighth Decile $9.89—$10.97 Third Decile $4.08—$4.81 Ninth Decile $10.97—$14.56 Fourth Decile $4.81—$6.19 Tenth Decile $14.56—$14.74 Fifth Decile $6.19—$6.59 Median $6.59 Sixth Decile $6.59—$8.17 Weighted Average $4.76

Note: Based on December 18, 2015 WNR closing share price of $37.04

Pro Forma Analysis Confidential

Tax Impact to NTI Unitholders (cont’d)

Distribution of Total Taxes Assuming 20.0% Capital Gain Tax Rate and 35.0% Ordinary Gain Rate

16.0 14.0 12.0

ions) 10.0 l (Mil 8.0 Units

6.0

4.0

2.0

—

- 25) 50) 75) 00) 25) 50) 75) 00) 25) 50) 75) 00) 25) 50)

$ . . . . . . . . . . . . . .

0 0 0 $ 1 1 $ 1 $ $ 1 2 2 2 2 3 3 3 $ $ $ $ $ $ $ $ $ $

( ( ( ( ( ( ( ( ( ( ( ( ( (

First Decile ($0.33)—($0.29) Seventh Decile ($1.60)—($1.22) Second Decile ($0.72)—($0.33) Eighth Decile ($1.87)—($1.60) Third Decile ($0.78)—($0.72) Ninth Decile ($2.00)—($1.87) Fourth Decile ($0.86)—($0.78) Tenth Decile ($3.43)—($2.00) Fifth Decile ($1.04)—($0.86) Median ($1.04) Sixth Decile ($1.22)—($1.04) Weighted Average ($1.23)

Note: Based on December 18, 2015 WNR closing share price of $37.04

Appendix

A. Weighted Average Cost of Capital

EVERCORE

Weighted Average Cost of Capital

Confidential

NTI Refining WACC Analysis – Theoretical Capital Asset Pricing Model

($ in millions, except per share amounts)

Equity Cost

Company	Share Price 12/18/15	Market Equity Value	Total Debt and Preferred Equity	Total Debt / Total Capitalization	Adjusted Beta (1)	Unlevered Beta (2)	% 2015E EBITDA(3) Refining	Marketing	Logistics
HollyFrontier Corporation	$42.03	$7,715	$983	11.3%	1.09	1.00	93%	0%	7%
CVR Energy, Inc.	39.18	3,404	672	16.5%	1.25	1.11	91%	0%	0%
Delek US Holdings, Inc.	23.32	1,460	954	39.5%	1.18	0.83	78%	6%	16%
Alon USA Energy, Inc.	15.21	1,248	411	24.8%	1.23	1.01	90%	10%	0%
Tesoro Corporation	104.32	12,921	3,791	22.7%	1.13	0.95	57%	30%	13%
Valero Energy Corporation	70.03	34,113	7,381	17.8%	1.20	1.06	100% (4)	0%	NA
Phillips 66	80.56	43,532	8,951	17.1%	1.32	1.17	71%	29%	0%
Marathon Petroleum Corporation	50.35	27,425	6,692	19.6%	1.36	1.17	94% (5)	NA	6%
PBF Energy, Inc. Class A	35.68	3,526	1,373	28.0%	1.26	1.01	89%	0%	11%
Mean				**21.9%**	**1.22**	**1.03**			
Median				**19.6%**	**1.23**	**1.01**			

WACC

Risk-Free Rate (6)	2.5%
Unlevered Beta	1.01
Debt and Preferred / Total Capitalization	19.6%
Adjusted Levered Equity Beta	1.17
Market Risk Premium (7)	6.2%
Small Company Risk Premium (8)	1.7%
Equity Cost of Capital (9)	**11.5%**
Pre-Tax Cost of Debt	6.0%
After-Tax Cost of Debt	3.9%
WACC	**10.0%**

(1) Source: Predicted raw betas from FactSet; Adjusted Equity Beta calculated as: (0.67) × Raw Beta +(0.33) × 1.0
(2) Unlevered Beta calculated as: Adjusted Equity Beta × (E/(E + D × (1-T)); Assumes corporate tax rate of 35.0%
(3) Source: Wall Street Research
(4) Valero Energy Corp Refining segment includes Logistics
(5) Marathon Petroleum Corporation Refining segment includes Marketing
(6) 20-year Treasury as of December 18, 2015
(7) Source: Ibbotson Associates
(8) Decile: Low-Cap (6) with equity value range of $1,688.9 million to $2,542.9 million
(9) Equity Cost of Capital calculated as: Risk-free rate + (Levered Equity Beta × Market Risk Premium) + Size Premium

EVERCORE 103 NORTHERN TIER

Weighted Average Cost of Capital *Confidential*

Pro Forma WNR Refining WACC Analysis – Theoretical Capital Asset Pricing Model

($ in millions, except per share amounts)

Equity Cost

Company	Share Price 12/18/15	Market Equity Value	Total Debt and Preferred Equity	Total Debt / Total Capitalization	Adjusted Beta (1)	Unlevered Beta (2)	% 2015E EBITDA (3) Refining	Marketing	Logistics
HollyFrontier Corporation	$42.03	$7,715	$983	11.3%	1.09	1.00	93%	0%	7%
CVR Energy, Inc.	39.18	3,404	672	16.5%	1.25	1.11	91%	0%	0%
Delek US Holdings, Inc.	23.32	1,460	954	39.5%	1.18	0.83	78%	6%	16%
Alon USA Energy, Inc.	15.21	1,248	411	24.8%	1.23	1.01	90%	10%	0%
Tesoro Corporation	104.32	12,921	3,791	22.7%	1.13	0.95	57%	30%	13%
Valero Energy Corporation	70.03	34,113	7,381	17.8%	1.20	1.06	100% (4)	0%	NA
Phillips 66	80.56	43,532	8,951	17.1%	1.32	1.17	71%	29%	0%
Marathon Petroleum Corporation	50.35	27,425	6,692	19.6%	1.36	1.17	94% (5)	NA	6%
PBF Energy, Inc. Class A	35.68	3,526	1,373	28.0%	1.26	1.01	89%	0%	11%
			Mean	**21.9%**	**1.22**	**1.03**			
			Median	**19.6%**	**1.23**	**1.01**			

WACC

Risk-Free Rate (6)	2.5%
Unlevered Beta	1.01
Debt and Preferred / Total Capitalization	19.6%
Adjusted Levered Equity Beta	1.17
Market Risk Premium (7)	6.2%
Small Company Risk Premium (8)	1.1%
Equity Cost of Capital (9)	**10.8%**
Pre-Tax Cost of Debt	6.0%
After-Tax Cost of Debt	3.9%
WACC	**9.5%**

(1) Source: Predicted raw betas from FactSet; Adjusted Equity Beta calculated as: (0.67) × Raw Beta +(0.33) × 1.0
(2) Unlevered Beta calculated as: Adjusted Equity Beta × (E/(E + D × (1-T)); Assumes corporate tax rate of 35.0%
(3) Source: Wall Street Research
(4) Valero Energy Corp Refining segment includes Logistics
(5) Marathon Petroleum Corporation Refining segment includes Marketing
(6) 20-year Treasury as of December 18, 2015
(7) Source: Ibbotson Associates
(8) Decile: Mid-Cap (4) with equity value range of $3,724.6 million to $5,844.6 million
(9) Equity Cost of Capital calculated as: Risk-free rate + (Levered Equity Beta × Market Risk Premium) + Size Premium

EVERCORE 104 NORTHERN TIER

Weighted Average Cost of Capital *Confidential*

WNRL WACC Analysis – Theoretical Capital Asset Pricing Model

($ in millions, except per unit amounts)

Equity Cost

Partnership	Unit Price 12/18/15	Market Equity Value	Total Debt and Preferred Equity	Total Debt / Total Capitalization	Adjusted Beta (1)	Unlevered Beta (2)
Buckeye Partners, L.P.	$55.85	$7,195.5	$3,632.8	33.5%	0.93	0.70
Delek Logistics Partners, LP	29.86	738.9	316.9	30.0%	0.94	0.74
Genesis Energy, L.P.	32.13	3,533.6	1,601.0	31.2%	0.87	0.67
Global Partners LP	15.46	526.0	1,186.9	69.3%	0.97	0.39
Holly Energy Partners, L.P.	30.19	1,807.0	951.1	34.5%	0.74	0.55
Magellan Midstream Partners, L.P.	62.53	14,221.0	3,407.1	19.3%	0.88	0.76
MPLX LP	33.24	10,028.0	5,521.1	35.5%	0.51	0.37
NuStar Energy LP	34.12	2,711.7	3,151.4	53.7%	0.72	0.41
Phillips 66 Partners LP	56.86	4,789.6	1,134.7	19.2%	1.04	0.90
Plains All American Pipeline, L.P.	19.88	8,068.2	10,651.0	56.9%	0.94	0.51
Rose Rock Midstream, L.P.	16.25	610.1	744.5	55.0%	1.15	0.64
Sprague Resources LP	20.48	440.6	555.2	55.8%	0.75	0.41
Sunoco Logistics Partners, L.P.	22.07	6,077.3	4,944.0	44.9%	1.13	0.74
Tesoro Logistics LP	45.73	4,092.7	2,578.0	38.6%	0.86	0.61
TransMontaigne Partners L.P.	21.52	354.1	249.6	41.3%	0.86	0.59
Valero Energy Partners LP	49.31	3,072.7	176.6	5.4%	0.85	0.82
World Point Terminals LP	11.94	416.2	--	0.0%	0.68	0.68
			Mean	**36.7%**	**0.87**	**0.62**
			Median	**35.5%**	**0.87**	**0.64**

WACC

Risk-free Rate (3)	2.5%
Unlevered Beta	0.64
Debt and Preferred / Total Capitalization	35.5%
Adjusted Levered Equity Beta	0.87
Market Risk Premium (4)	6.2%
Small Company Risk Premium (5)	2.2%
Equity Cost of Capital (6)	**10.1%**
Pre-Tax Cost of Debt	6.0%
After-Tax Cost of Debt	3.9%
WACC	**7.9%**

(1) Source: Predicted raw betas from FactSet; Adjusted Equity Beta calculated as: (0.67) × Raw Beta +(0.33) × 1.0
(2) Unlevered Beta calculated as: Adjusted Equity Beta × (E/(E + D × (1-T)); Assumes corporate tax rate of 35.0%
(3) 20-year Treasury as of December 18, 2015
(4) Source: Ibbotson Associates
(5) Decile: Low-Cap (8) with equity value range of $549.1 million to $1,010.6 million
(6) Equity Cost of Capital calculated as: Risk-free rate + (Levered Equity Beta × Market Risk Premium) + Size Premium

EVERCORE 105 NORTHERN TIER

Weighted Average Cost of Capital

Confidential

WNRL WACC Analysis – Expected Market Return

($ in millions, except per unit amounts)

	Partnership	Unit Price 12/18/15	Market Equity Value	Current Yield	Distribution Growth	Total Return
Total Return	Buckeye Partners, L.P.	$55.85	$7,195.5	8.4%	4.4%	12.8%
	Delek Logistics Partners, LP	29.86	738.9	7.4%	8.5%	15.8%
	Genesis Energy, L.P.	32.13	3,533.6	8.0%	10.0%	18.0%
	Global Partners LP	15.46	526.0	18.0%	5.5%	23.5%
	Holly Energy Partners, L.P.	30.19	1,807.0	7.4%	5.8%	13.2%
	Magellan Midstream Partners, L.P.	62.53	14,221.0	4.9%	10.5%	15.4%
	MPLX LP	33.24	10,028.0	5.7%	20.7%	26.3%
	NuStar Energy LP	34.12	2,711.7	12.8%	0.7%	13.6%
	Phillips 66 Partners LP	56.86	4,789.6	2.8%	23.0%	25.8%
	Plains All American Pipeline, L.P.	19.88	8,068.2	14.1%	1.8%	15.9%
	Rose Rock Midstream, L.P.	16.25	610.1	16.2%	7.3%	23.6%
	Sprague Resources LP	20.48	440.6	9.8%	10.4%	20.3%
	Sunoco Logistics Partners, L.P.	22.07	6,077.3	8.3%	10.6%	18.9%
	Tesoro Logistics LP	45.73	4,092.7	6.3%	10.6%	16.9%
	TransMontaigne Partners L.P.	21.52	354.1	12.4%	2.4%	14.8%
	Valero Energy Partners LP	49.31	3,072.7	2.5%	23.9%	26.4%
	World Point Terminals LP	11.94	416.2	10.1%	3.3%	13.3%
					Mean	**18.5%**
					Median	**16.9%**

WACC		WACC
	Debt and Preferred / Total Capitalization	35.5%
	Market Required Equity Return	**16.9%**
	Pre-Tax Cost of Debt	6.0%
	After-Tax Cost of Debt	3.9%
	WACC	**12.3%**

EVERCORE 106 NORTHERN TIER

Weighted Average Cost of Capital

Confidential

GP WACC Analysis – Theoretical Capital Asset Pricing Model

($ in millions, except per unit amounts)

	Partnership	Unit Price 12/18/15	Market Equity Value	Total Debt and Preferred Equity	Total Debt / Total Capitalization	Adjusted Beta [1]	Unlevered Beta [2]
Equity Cost of Capital	Alliance Holdings GP, L.P.	$16.50	$987.74	$--	0.0%	0.78	0.78
	Energy Transfer Equity, L.P.	11.09	27,257.4	40,249.6	59.6%	1.20	0.61
	EnLink Midstream, LLC	14.86	2,440.5	118.7	4.6%	1.28	1.24
	EQT GP Holdings, LP	18.57	4,942.7	--	0.0%	0.55	0.55
	NuStar GP Holdings, LLC	15.96	684.9	26.0	3.7%	0.88	0.86
	ONEOK, Inc.	18.93	3,961.6	1,631.2	29.2%	1.39	1.09
	Plains GP Holdings, L.P.	7.50	4,545.4	1,339.0	22.8%	0.95	0.80
	Targa Resources Corp.	25.74	1,442.3	635.8	30.6%	1.51	1.17
	Tallgrass Energy GP, LP	13.66	2,147.8	157.0	6.8%	1.18	1.13
	Western Gas Equity Partners, LP	30.16	6,602.4	--	0.0%	0.93	0.93
				Mean	**15.7%**	**1.06**	**0.92**
				Median	**5.7%**	**1.07**	**0.89**

WACC		
	Risk-free Rate [3]	2.5%
	Unlevered Beta	0.89
	Debt and Preferred / Total Capitalization	5.7%
	Adjusted Levered Equity Beta	0.93
	Market Risk Premium [4]	6.7%
	Small Company Risk Premium [5]	3.7%
	Equity Cost of Capital [6]	**12.5%**
	Pre-Tax Cost of Debt	7.0%
	After-Tax Cost of Debt	4.6%
	WACC	**12.1%**

(1) Source: Predicted raw betas from FactSet; Adjusted Equity Beta calculated as: (0.67) × Raw Beta +(0.33) × 1.0
(2) Unlevered Beta calculated as: Adjusted Equity Beta × (E/(E + D × (1-T)); Assumes corporate tax rate of 35.0%
(3) 20-year Treasury as of December 18, 2015
(4) Source: Ibbotson Associates
(5) Decile: Micro-Cap (9-10) with equity value range of $3.0 million to $548.8 million
(6) Equity Cost of Capital calculated as: Risk-free rate + (Levered Equity Beta × Market Risk Premium) + Size Premium

EVERCORE 107 NORTHERN TIER

Weighted Average Cost of Capital Confidential GP WACC Analysis – Expected Market Return ($ in millions, except per unit amounts)

Unit Price Market Equity Total Partnership 12/18/15 Value Current Yield Distribution Growth Return

Alliance Holdings GP, L.P. $16.50 $987.7 23.3% 1.6% 24.9% Energy Transfer Equity, L.P. 11.09 27,257.4 9.6% 19.9% 29.5% EnLink Midstream, LLC 14.86 2,440.5 6.7% 13.1% 19.8% Total EQT GP Holdings, LP 18.57 4,942.7 2.7% 40.3% 43.0% Return NuStar GP Holdings, LLC 15.96 684.9 13.7% 2.3% 16.0% ONEOK, Inc. 18.93 3,961.6 13.0% 4.3% 17.3% Plains GP Holdings, L.P. 7.50 4,545.4 12.1% 7.4% 19.5% Targa Resources Corp. 25.74 1,442.3 14.1% 9.8% 24.0% Tallgrass Energy GP, LP 13.66 2,147.8 4.2% 44.7% 48.9% Western Gas Equity Partners, LP 30.16 6,602.4 5.1% 18.5% 23.5%

Mean 26.6% Median 23.8%

WACC

Debt and Preferred / Total Capitalization 5.7% Market Required Equity Return 23.8%

WACC

Pre-Tax Cost of Debt 7.0% After-Tax Cost of Debt 4.6%

WACC 22.7%